UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                                     FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                           Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

100 Springdale Rd., Suite A3-416

                                     Cherry Hill, NJ 08003

(Name and address of agent for service)

Registrant’s telephone number, including area code:  856-528-3500

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

of

FundVantage Trust

Class A

Class C

Institutional Class

ANNUAL REPORT

April 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) performance, and some of the recent purchase and sale activity in the Fund. A listing of the Fund’s investments and other financial information follow our comments.

Perspective on the Market

The stock market is off to a rocky start in 2022. Through April 30th, the S&P 500® Index declined 12.92%. Growth stocks were hit especially hard – the Russell 3000® Growth Index tumbled 20.22%.1 While value stocks performed better, the Russell 3000® Value Index still dropped 6.57%. In contrast, the Fund gained 0.50% year to date.

For the 12-months ended April 30, 2022, the Fund rose 8.64%, compared to a return of just 0.79% for the Russell 3000® Value Index and 0.21% for the S&P 500® Index. Growth stocks brought up the rear – the Russell 3000® Growth Index declined 6.83% over the 12 month period.

These returns fit the Fund’s longer-term pattern in periods of stock market volatility and distress. With its focus on a diversified portfolio of reasonably priced, higher-quality companies, the Fund has historically outperformed the market during significant downdrafts when concerns about valuation and financial soundness come to the forefront. And when the market offers up opportunity, as it did in the first four months of 2022, we have acted decisively, positioning the Fund towards areas that have been hit hard, thus offering greater return prospects. As a result, portfolio turnover so far in 2022 has been elevated relative to the Fund’s history.

The following chart shows that despite growth stocks’ poor performance so far this year, they remain richly priced compared to historical valuations, trading almost two standard deviations above their long-term average.2 From these lofty valuation levels, history continues to suggest that growth should meaningfully underperform value in the years ahead.3

[1]

The Russell 3000® Growth Index measures the performance of the broad growth segment of the US equity universe. It includes those Russell 3000® Index companies with relatively higher price-to-book ratios, higher forecasted growth in earnings per share, and higher historical sales per share.

[2]

Standard deviations for the Russell 3000® Growth Index modified CAPE, Russell 3000® Value Index modified CAPE, Russell 3000® Growth Index modified CAPE premium over Russell 3000® Value Index over the period from January 31, 1990 to April 30, 2022 were: ±7.5x, ±3.4x, ±5.1x. Standard deviation is a measure of the dispersion of the month-end CAPE from the mean or average month-end CAPE over the period measured. The wider the range of values, the higher the standard deviation. Modified CAPE (Cyclically Adjusted Price-to-Earnings) is the ratio of index prices to trailing 10-year index level earnings before taxes (EBT) on a time-weighted basis. Annual index level EBT is imputed by dividing the year-end index price by an aggregated price to EBT multiple of index constituents.

[3]

Data Source: S&P Capital IQPRO. The Russell 3000® Growth Index modified CAPE premium over Russell 3000® Value Index modified CAPE for each month-end January 31, 1990 to April 30, 2012, plotted against the annualized 10-year forward total return difference between the Russell 3000® Growth Index and Russell 3000® Value through each month-end January 31, 2000 to April 30, 2022 indicates 4-7% per year historical underperformance of growth versus value at a 17x valuation premium of growth over value.

1

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(Unaudited)

Data Source: S&P Capital IQPRO.4 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

Importantly, as seen in the next chart, which covers growth stocks’ meteoric valuation rise since the beginning of 2017, fundamental returns (i.e., earnings and dividends) for growth have not been superior to value. In fact, all the outperformance of growth over value has come from valuation expansion.

[4]

The Russell 3000® Growth Index modified CAPE (red line), Russell 3000® Value Index modified CAPE (green line), Russell 3000® Growth Index modified CAPE premium over Russell 3000® Value Index modified CAPE (gray area) at each month-end from January 31, 1990 to April 30, 2022.

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Data source: S&P Capital IQPRO. 5 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

The flexibility to invest where value leads, rather than focusing on whether a stock is labeled as “growth”, “core”, or “value”, has always been one of our hallmarks. For example, after underperforming in the 2000s, growth and core stocks were attractively valued, and in 2011 we invested over 60% of the Fund in them. Recently, however, we are finding some of the most attractive investment opportunities among stocks classified as value. Accordingly, the proportion of Fund holdings classified as value is now almost 60%.6

That said, with over a third of stocks in the Russell 3000® Growth Index off more than 50% from their 52-week highs, we are spending more time investigating stocks in the growth universe.7 While many of these fallen angels screen attractively on adjusted earnings measures, we find that real earnings power for some in this group is well below management’s version of non-GAAP earnings. For instance, stock-based compensation, commonly backed out of non-GAAP measures, frequently accounts for more than

[5]

Daily returns and next 12-month forward P/E of the Russell 3000® Growth Index and Russell 3000® Value Index from December 31, 2016 through April 30, 2022. Forward P/E: Price of the index to sell-side analyst estimates of earnings for each index over the next 12 months at each month-end. Total Return: Total return of the Russell 3000® Growth Index relative to the Russell 3000® Value Index for the period, indexed to January 1, 2017. Fundamental Return: Total return divided by the next 12-month forward P/E multiple. Fundamental return of Russell 3000® Growth Index relative to the Russell 3000® Value Index, indexed to January 1, 2017.

[6]

Data Source: Morningstar DirectSM. EIC Value Fund month-end portfolios from May 1, 2011 through March 31, 2022. Percentage of portfolio holdings grouped into value, growth and core categories as calculated and defined by Morningstar.

[7]	Data Source: S&P Capital IQPRO. The percentage of stocks in the Russell 3000® Growth Index that are down more than 50% from their respective 52-week high, as of April 30, 2022.

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(Unaudited)

25% of pre-tax income.8 Accounting quality due diligence is a key part of our risk mitigation process, and the majority of fallen growth companies we have reviewed remain prohibitively expensive when such earnings distortions are unwound.

The chart below illustrates the recent increase in stock-based compensation expense within the growth index. As the Russell 3000® Growth Index surged 115% cumulatively over the past five years, employees received outsized compensation due to stock-price gains, while companies only expensed a part of the total value transferred. We believe investors ignore this cost at their peril.

Data Source: S&P Capital IQPRO.9 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

Consider the extreme case of Tesla. For the three years ended December 2021, Tesla expensed $4.8 billion in stock-based compensation yet earned only $6.8 billion in total pre-tax income over the same period, so stock-based compensation represented 70% of pre-tax income. That $4.8 billion non-cash expense was excluded from pro-forma earnings and cash flow, distorting the underlying reality in both cases. Further, the value of this stock-based compensation, given the company’s strong stock-price performance, is significantly more than reflected on the income statement. At year-end, the total intrinsic value of Tesla’s employee

[8]

Data Source: S&P Capital IQPRO. Stock-compensation expense as a percentage of calendar year 2021 pre-tax earnings excluding unusual items. Results are calculated for stocks in the Russell 3000® Growth Index as of December 31, 2021.

[9]

Stock-compensation expense is shown as a percentage of calendar year 2021 pre-tax earnings excluding unusual items. Results are calculated annually on an index-weighted basis for the Russell 3000® Growth Index and Russell 3000® Value Index, each shown as a rolling three-year average from January 1, 2006 through December 31, 2021. Figures before 2006 are not comparable due to changes in accounting.

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(Unaudited)

stock options outstanding, that is, the market price of its stock above the options’ strike price, was $116 billion! In 2021 alone, employees exercised options for total net proceeds of close to $27 billion, representing 50% of Tesla’s total 2021 revenues.10

For the most part, it has been a “free lunch” for both employees and the company, enabled by stock-based compensation accounting, which does not fully reflect the value transferred, and market convention, which has allowed companies to add back stock compensation to earnings. But the lunch is not free; shareholders pay for it. While shareholders may happily bear that cost, there is no justification for pretending they did not pick up the tab.

In addition to high valuations and an increasing distortion from stock-based compensation, growth investors must contend with high margins underpinning those elevated valuations, as seen in the next chart.

Data Source: S&P Capital IQPRO.11 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

Growth companies, particularly in the technology, consumer discretionary, and communication services sectors, benefitted disproportionately from pandemic-induced demand for remote software, cloud computing, technology hardware, e-commerce, and online advertising, among other things. While value margins appear slightly elevated compared to history and bear watching, growth margins are at all-time highs. To the extent that cost pressures, competition, and a post-pandemic return to normal demand patterns weigh on margins, growth investors seemingly have more at risk.

[10]	Data Source: Tesla Inc. Form 10-K, 2021. https://www.sec.gov/Archives/edgar/data/1318605/00009501722000796/tsla-20211231.htm. 7 February 2022.

[11]

Russell 3000® Growth Index and Russell 3000® Value Index forward operating margins calculated as index-weighted forward operating income divided by index-weighted forward revenue, using next 12-months (NTM) analyst estimates, from June 30, 2005 through April 30, 2022.

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(Unaudited)

Fund Performance

Performance for the Fund’s Institutional Class shares (net of expenses) over the twelve months ended April 30, 2022, is presented below:

Month	EIC Value Fund	Russell 3000® Value Index	S&P 500® Index

May	2.73%	2.39%	0.70%

June	-1.66%	-1.11%	2.33%

July	-0.60%	0.50%	2.38%

August	1.69%	2.03%	3.04%

September	-0.83%	-3.38%	-4.65%

October	4.56%	4.99%	7.01%

November	-3.44%	-3.52%	-0.69%

December	5.72%	6.16%	4.48%

January	3.63%	-2.56%	-5.17%

February	-0.91%	-0.98%	-2.99%

March	2.50%	2.77%	3.71%

April	-4.52%	-5.78%	-8.72%

12 Months	8.64%	0.79%	0.21%

Data Source: Morningstar DirectSM. Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

The results shown in the table are over a relatively brief period; thus, we caution against drawing sweeping conclusions. Nevertheless, the Fund performed well relative to the Russell 3000® Value and S&P 500® Indexes.

Performance attribution for the 12 months follows. Fund results are compared to those of the Russell 3000® Value Index. The Fund’s outperformance relative to its benchmark was primarily attributable to stock selection and an overweight in energy, the market’s top-performing sector.

The performance data quoted represents past performance and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

Securities in the Fund do not match those in the index and performance of the Fund will differ. Indexes are unmanaged, do not incur management fees, costs, and expenses, and cannot be invested in directly.

Sectors are determined using the Global Industry Classification Standard (“GICS”). GICS® was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

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(Unaudited)

We do not target sector weightings, either in an absolute sense or relative to market indexes; rather, they are principally a by-product of stock selection. Nonetheless, it is at times instructive to see how sector allocations affected Fund returns. Over the trailing 12 months, they were positive, adding roughly 2% to Fund performance.

Six of the stock market’s eleven sectors posted positive returns for the 12 months ended April 30, 2022. Energy was easily the top performer, climbing 62.1%. (It was the worst-performing sector in 2018, 2019, and 2020.) Consumer staples, up 14.3%, and real estate, up 10.2%, also performed well. Relative to the index, the Fund was overweight in energy and consumer staples but underweight in real estate.

In contrast, the worst-performing sector was communication services, dropping 21.1%. Information technology, down 12.8%, and consumer discretionary, down 12.1%, also performed poorly. Compared to its benchmark, the Fund was overweight in communication services but underweight in technology and consumer discretionary.

Stock selection in the consumer discretionary sector positively impacted Fund performance. The Fund’s holdings in this sector posted a collective return of 45.3%, while the index’s consumer discretionary stocks decreased 12.1%. Dollar Tree was the Fund’s top performer in this sector, surging 63.3%.

Stock selection in the health care sector also helped Fund performance. The Fund’s holdings in this sector increased a combined 23.8%, versus a 7.9% gain for the index’s health care stocks. GlaxoSmithKline and AmerisourceBergen performed well for the Fund, rising 27.7% and 27.1%, respectively.

Other notable Fund holdings included Kroger, up 60.1%, Exxon Mobil, up 52.3%, Williams Companies, up 49.4%, and McKesson, up 47.8%.

On the other hand, the Fund’s overweight position in communication services, the market’s worst-performing sector, was the biggest drag on performance.

Stock selection in the consumer staples sector also adversely affected Fund performance. Fund holdings increased a combined 4.9%, trailing the index’s consumer staples stocks, which rose 14.3%. In particular, Walgreen Boots Alliance, down 17.0%, and Ingredion, down 6.3%, were the Fund’s poorest performers in this sector.

Lastly, stock selection in the energy sector hurt Fund performance. Though Fund holdings gained 52.3%, they trailed the index’s energy holdings, which climbed 62.1%. The Fund’s worst-performing holdings in this sector were Shell plc, which fell 2.7%, and TotalEnergies, which increased 15.6%. (Shell was not owned for the entire 12-month period – we added it to the Fund in March of this year – so its performance is somewhat misleading. Nevertheless, it detracted from Fund performance.)

Recent Portfolio Activity

As is common for the Fund during periods of heightened market volatility, turnover has increased this year.12 In addition to numerous opportunistic trims and adds, we sold five positions from the Fund: Exelon, Kroger, McKesson, Raytheon Technologies, and Exxon Mobil. The first four stocks were sold based on valuation, while Exxon was replaced with a more attractively priced opportunity in the energy sector.

[12]	The Fund’s annualized turnover has averaged 29% since inception. Year-to-date, the Fund’s annualized turnover approached 58%.

Fund holdings and sector allocations are subject to change. Please see the schedule of investments section for a complete list of Fund holdings.

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(Unaudited)

Recently, we bought five new positions for the Fund: Cardinal Health, Oshkosh, Paramount Global, Shell, and Unilever. The Fund also received a small position in Constellation Energy as a tax-free spin-off from Exelon.

We acquired a 2% position in pharmaceutical distributor Cardinal Health (CAH) for the Fund. Since the pandemic began, CAH has lagged peers AmerisourceBergen (ABC) and McKesson (MCK), both of which were selected by the US government for exclusive distribution agreements for margin accretive COVID-19 vaccines and therapeutics. While profit growth for Cardinal has trailed its peers recently, revenue growth in the core distribution business has been almost identical for all three. We think CAH offers attractive value at just 11-12x our assessment of normalized earnings power. In addition, the company is rated BBB by S&P.13 We paired this buy for the Fund with a sale of MCK at 18x normalized earnings.14

We purchased a 2.0% position in Oshkosh Corporation (OSK) for the Fund. The company manufactures specialty trucks and holds leading market-share positions for many of its vehicles. OSK also has a growing government business highlighted by contracts to provide vehicles to the Department of Defense and the US Postal Service. In recent quarters, earnings fell due to inflationary pressures and supply chain constraints, and the stock price reacted in kind, falling 30%. In response to these near-term headwinds, OSK raised its prices to ensure a swift return to historical profitability levels. Further, order backlog has grown significantly and, with the price increases, should lead to a meaningful acceleration in earnings. While demand for its products is cyclical, OSK is capitalized conservatively (rated BBB by S&P) and currently holds a substantial net cash position. At 11x our estimate of normalized earnings, we believe the purchase price compensates investors for the company’s inherent demand cyclicality and recent profitability weakness.

We bought a 1.5% position in Paramount Global (PARA) for the Fund. Formerly known as ViacomCBS, Paramount Global owns leading TV networks (e.g., CBS, Showtime, Nickelodeon, BET, and Comedy Central) and the Paramount Pictures film studio. In mid-February, the company announced plans to accelerate investments in its direct-to-consumer offerings (e.g., Paramount+, Showtime, BET+, Noggin, and Pluto TV). Though viewership of these services has been strong, the format is not yet profitable, and the announcement triggered a 22% decline in share price. The Fund acquired its stake on this dip at 11x forward EPS or less than 7x forward EPS, excluding direct-to-consumer investments.15 The company is rated BBB by S&P.

We also purchased a 1.5% position in Shell plc ADRs (SHEL) for the Fund. This purchase was paired with a sell of Exxon Mobil (XOM) to take advantage of large discrepancies in relative price performance and valuation multiples. Shell is one of the integrated supermajors, with exposure to upstream oil and gas production, liquefied natural gas (LNG), chemicals, retail distribution, lubricants, and refining. Compared to Exxon, Shell is more exposed to natural gas and LNG production, less exposed to US shale production, and similarly exposed to Russia (a low- to mid- single-digit percentage of its business). At time of purchase, it traded at 6x forward EPS, which represented an unusually wide discount to XOM of about 40%, with a 3.5% dividend yield. SHEL is rated A+ by S&P.

Finally, we acquired a 2.0% position in Unilever plc ADRs (UL) for the Fund. Unilever is a consumer staples business that generates nearly 60% of its revenue from emerging markets and more than half of its revenue from its top 13 brands (e.g., Dove, Ben & Jerry’s, Magnum, OMO, Knorr, and Axe, among others). Despite healthy sales growth, the company’s share price has been weak in recent months on profitability pressures from higher input costs and fears that it might pursue a transformative acquisition. To mitigate these concerns, Unilever is pushing through mid-single-digit price increases and has committed to “not pursue any transformational

[13]

Data Source: S&P Capital IQPRO. All credit-quality ratings discussed in this section represent Standard & Poor’s (S&P) opinion as to the quality of the securities they rate as of April 30, 2022 unless otherwise indicated. The ratings range from AAA (extremely strong capacity to meet its financial commitments) to D (in default). Ratings are relative and subjective and are not absolute standards of quality.

[14]

Normalized earnings are EIC’s estimate of a company’s annual earnings per share when adjusting for temporary, unusual, or non-recurring items (e.g., margin pressure from supply chain bottlenecks, pandemic-related revenues, unusually high or low commodity prices, etc.).

[15]	Data Source: S&P Capital IQPRO. Forward earnings (EPS) are sell-side analyst estimates for a company’s adjusted annual earnings per share over the next 12 months as of April 30, 2022.

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(Unaudited)

deals in the foreseeable future.”16 UL trades at 15x our estimate of normalized earnings and with a 4.2% dividend yield, an attractive valuation compared to both its history and peers with similar growth profiles. With the company’s A+ rating from S&P, we think the balance sheet is also strong.

The Fund also received a modest 0.5% position in Constellation Energy (CEG) in a tax-free spin-off transaction by Exelon (EXC). Constellation is an independent power provider and operates the largest fleet of carbon-free electricity generation assets in the US. Specifically, almost 90% of its power generation is nuclear. While nuclear power generation often has been controversial, we believe it will continue to represent an important piece of the overall energy picture, particularly with progress toward global decarbonization. An increasingly favorable regulatory stance toward nuclear power and the potential for support at the federal level from production tax credits should meaningfully reduce earnings volatility for the company if power prices fall substantially. We estimate that CEG trades at 14x normalized earnings power. The company was rated BBB- by S&P at the time of separation.

The Fund remains diversified across sectors and industries. We believe it is positioned to perform reasonably well across a range of economic outcomes. In an overall market environment characterized by expensive valuations, we continue to find what we believe are attractive investment opportunities. Accordingly, the Fund was nearly fully invested as of April 30, 2022, with only 5% in cash.

[16]	Pitkethly, Graeme. Unilever Full Year 2021 Results & Strategic Update, February 10, 2022.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Mutual fund investing involves risk, including possible loss of principal. A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated. There can be no guarantee that the EIC Value Fund’s investment strategy will be successful.

The above commentary is for informational purposes only and does not represent an offer, recommendation, or solicitation to buy, hold, or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

London Stock Exchange Group plc (“LSE Group”) is the source and owner of FTSE Russell® index data. FTSE Russell® is a trading name of certain of the LSE Group companies. “Russell® ” is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. FTSE Russell Index information is sourced from S&P Capital IQ PRO.

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Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A vs. Russell 3000® Value Index

and S&P 500® Index

Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Class A (with sales charge)	2.43%	11.21%	9.98%	9.30%
Class A (without sales charge)	8.39%	13.32%	11.24%	9.92%
Russell 3000® Value Index	0.79%	9.48%	8.89%	11.06%
S&P 500® Index	0.21%	13.85%	13.66%	13.67%

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Class C (with CDSC charge)	6.59%	12.47%	10.39%	9.09%
Class C (without CDSC charge)	7.56%	12.47%	10.39%	9.09%
Russell 3000® Value Index	0.79%	9.48%	8.89%	11.06%
S&P 500® Index	0.21%	13.85%	13.66%	13.67%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

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Performance Data (Continued)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in EIC Value Fund’s Institutional Class vs. Russell 3000® Value Index

and S&P 500® Index

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Institutional Class	8.64%	13.59%	11.50%	10.19%
Russell 3000® Value Index	0.79%	9.48%	8.89%	11.06%
S&P 500® Index	0.21%	13.85%	13.66%	13.67%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.50%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00% if shares are redeemed within 18 months after initial purchase. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2021, the Fund’s “Total Annual Fund Operating Expenses” are 1.33%, 2.08% and 1.08%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.19%, 1.94% and 0.94% for Class A shares, Class C shares and Institutional Class Shares, respectively, of the Fund Class’ average daily net assets. The ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, fees and expenses attributable to a distribution or service plan adopted by Fund Vantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.95% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022, unless the Board of Trustees of the Trust approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated. The Fund faces the risk of loss or lower investment performance as a result of incorrect estimation or other errors by the Adviser in its fundamental analysis regarding the companies in which the Fund invests.

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Performance Data (Concluded)

April 30, 2022

(Unaudited)

The Fund evaluates its performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 3000® Value Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates. It is impossible to invest directly in an index.

12

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2021 through April 30, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
EIC Value Fund
Class A
Actual	$1,000.00	$1,024.80	1.20%	$6.02
Hypothetical (5% return before expenses)	1,000.00	1,018.84	1.20%	6.01
Class C
Actual	$1,000.00	$1,021.10	1.95%	$9.77
Hypothetical (5% return before expenses)	1,000.00	1,015.12	1.95%	9.74
Institutional Class
Actual	$1,000.00	$1,025.90	0.95%	$4.77
Hypothetical (5% return before expenses)	1,000.00	1,020.08	0.95%	4.76

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2022 of 1.20%, 1.95%, and 0.95% for Class A, Class C, and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the Fund of 2.48%, 2.11%, and 2.59% for Class A, Class C, and Institutional Class shares, respectively.

13

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Financial	26.2%	$61,868,381
Consumer, Non-cyclical	21.4	50,383,832
Communications	14.6	34,448,098
Energy	11.0	25,905,004
Industrial	6.7	15,811,844
Consumer, Cyclical	6.0	14,062,656
Utilities	5.1	12,131,702
Basic Materials	3.9	9,131,390

Total Common Stocks	94.9	223,742,907

Short-Term Investment	5.0	11,897,241
Other Assets in Excess of Liabilities	0.1	252,578

NET ASSETS	100.0%	$235,892,726

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS — 94.9%
Basic Materials — 3.9%
Barrick Gold Corp.	181,025	$4,038,668
PPG Industries, Inc.	39,790	5,092,722

		9,131,390

Communications — 14.6%
AT&T, Inc.	467,325	8,813,750
Cisco Systems, Inc.	57,100	2,796,758
Meta Platforms, Inc., Class A*	25,708	5,153,683
Paramount Global, Class B	125,700	3,660,384
Verizon Communications, Inc.	214,600	9,935,980
Warner Bros Discovery, Inc.*	225,209	4,087,543

		34,448,098

Consumer, Cyclical — 6.0%
Dollar Tree, Inc.*	46,850	7,610,782
Honda Motor Co. Ltd., SP ADR	75,055	1,970,194
Walgreens Boots Alliance, Inc.	105,700	4,481,680

		14,062,656

Consumer, Non-cyclical — 21.4%
AmerisourceBergen Corp.	40,775	6,168,850
Cardinal Health, Inc.	91,900	5,334,795
GlaxoSmithKline PLC, SP ADR	244,230	11,058,734
Global Payments, Inc.	34,500	4,725,810
Ingredion, Inc.	79,160	6,737,307
Johnson & Johnson	19,910	3,592,959
Sanofi, SP ADR	139,000	7,262,750
Unilever PLC, SP ADR	118,950	5,502,627

		50,383,832

Energy — 11.0%
Coterra Energy, Inc.	275,913	7,943,535
Shell PLC, SP ADR	62,950	3,363,419
TotalEnergies SE, SP ADR	144,575	7,042,248
Williams Cos., Inc. (The)	220,350	7,555,802

		25,905,004

Financial — 26.2%
AGNC Investment Corp., REIT	186,575	2,048,594
American Express Co.	34,190	5,973,335
Annaly Capital Management, Inc., REIT	350,000	2,247,000
Charles Schwab Corp. (The)	63,265	4,196,367
Empire State Realty Trust, Inc., Class A, REIT	520,675	4,498,632
Globe Life, Inc.	72,447	7,105,602
Hartford Financial Services Group, Inc. (The)	95,450	6,674,819

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
PNC Financial Services Group, Inc. (The)	22,025	$3,658,353
Travelers Cos., Inc. (The)	40,825	6,983,524
Truist Financial Corp.	73,392	3,548,503
US Bancorp	142,390	6,914,458
Wells Fargo & Co.	183,800	8,019,194

		61,868,381

Industrial — 6.7%
General Dynamics Corp.	24,605	5,819,820
Oshkosh Corp.	51,600	4,769,904
United Parcel Service, Inc., Class B	29,015	5,222,120

		15,811,844

Utilities — 5.1%
Constellation Energy Corp.	21,728	1,286,515
National Fuel Gas Co.	58,150	4,078,059
OGE Energy Corp.	84,525	3,269,427
PPL Corp.	123,550	3,497,701

		12,131,702

TOTAL COMMON STOCKS (Cost $177,260,408)		223,742,907

SHORT-TERM INVESTMENT — 5.0%
Money Market Fund — 5.0%
Dreyfus Institutional Preferred Treasury Securities Money Market Fund 0.38%(a)	11,897,241	11,897,241

TOTAL SHORT-TERM INVESTMENT (Cost $11,897,241)		11,897,241

TOTAL INVESTMENTS - 99.9% (Cost $189,157,649)		235,640,148

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		252,578

NET ASSETS - 100.0%		$235,892,726

*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at April 30, 2022.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2022

Assets
Investments, at value (Cost $189,157,649)	$235,640,148
Receivables:
Capital shares sold	185,581
Dividends	494,027
Prepaid expenses and other assets	22,488

Total Assets	236,342,244

Liabilities
Payables:
Capital shares redeemed	183,323
Investment adviser	135,587
Transfer agent fees	38,687
Audit fees	32,155
Administration and accounting fees	29,005
Distribution fees (Class A and C Shares)	10,079
Shareholder servicing fees	1,992
Accrued expenses	18,690

Total Liabilities	449,518

Net Assets	$235,892,726

Net Assets Consisted of:
Capital stock, $0.01 par value	$146,976
Paid-in capital	174,874,020
Total distributable earnings	60,871,730

Net Assets	$235,892,726

Class A Shares:
Net assets	$19,521,972

Shares outstanding	1,214,263

Net asset value, redemption price per share	$16.08

Maximum offering price per share (100/94.50 of $16.08)	$17.02

Class C Shares:
Net assets	$8,933,360

Shares outstanding	568,298

Net asset value, offering and redemption price per share	$15.72

Institutional Class Shares:
Net assets	$207,437,394

Shares outstanding	12,915,024

Net asset value, offering and redemption price per share	$16.06

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2022

Investment income
Dividends	$5,421,187
Less: foreign taxes withheld	(135,210)

Total investment income	5,285,977

Expenses
Advisory fees (Note2)	1,502,536
Transfer agent fees (Note 2)	121,281
Administration and accounting fees (Note 2)	118,716
Distribution fees (Class C) (Note 2)	85,157
Registration and filing fees	66,142
Trustees’ and officers’ fees (Note 2)	44,737
Legal fees	43,758
Distribution fees (Class A) (Note 2)	42,681
Shareholder reporting fees	33,256
Audit fees	32,155
Shareholder servicing fees (Class C)	28,386
Custodian fees (Note 2)	23,901
Other expenses	20,900

Total expenses before waivers and reimbursements	2,163,606

Less: waivers and reimbursements (Note 2)	(104,148)

Net expenses after waivers and reimbursements	2,059,458

Net investment income	3,226,519

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	23,688,598
Net change in unrealized depreciation on investments	(13,539,396)

Net realized and unrealized gain on investments	10,149,202

Net increase in net assets resulting from operations	$13,375,721

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income	$3,226,519	$2,237,469
Net realized gains from investments	23,688,598	14,089,498
Net change in unrealized appreciation/(depreciation) on investments	(13,539,396)	41,560,193

Net increase in net assets resulting from operations	13,375,721	57,887,160

Less dividends and distributions to shareholders from:
Total distributable earnings:
Class A	(1,699,293)	(448,206)
Class C	(993,191)	(941,695)
Institutional Class	(16,626,160)	(6,783,811)

Net decrease in net assets from dividends and distributions to shareholders	(19,318,644)	(8,173,712)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	64,164,853	(11,607,365)

Total increase in net assets	58,221,930	38,106,083

Net assets
Beginning of year	177,670,796	139,564,713

End of year	$235,892,726	$177,670,796

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$16.48		$11.75		$13.98		$14.33		$14.22

Net investment income(1)	0.24		0.20		0.23		0.21		0.17
Net realized and unrealized gain/(loss) on investments	1.10		5.33		(1.42)		0.68		1.15

Total from investment operations	1.34		5.53		(1.19)		0.89		1.32

Dividends and distributions to shareholders from:
Net investment income	(0.23)		(0.23)		(0.21)		(0.16)		(0.15)
Net realized capital gains	(1.51)		(0.57)		(0.83)		(1.08)		(1.06)

Total dividends and distributions to shareholders	(1.74)		(0.80)		(1.04)		(1.24)		(1.21)

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)

Net asset value, end of year	$16.08		$16.48		$11.75		$13.98		$14.33

Total investment return(3)	8.39%		48.52%		(9.54)%		6.86%		9.45%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$19,522		$11,784		$8,347		$15,019		$47,274
Ratio of expenses to average net assets	1.20%		1.18%		1.15%		1.18%		1.24%
Ratio of expenses to average net assets without waivers and/or reimbursements	1.25	%(4)	1.32	%(4)	1.24	%(4)	1.23	%(4)	1.24%
Ratio of net investment income to average net assets	1.44%		1.45%		1.67%		1.47%		1.16%
Portfolio turnover rate	33%		41%		36%		42%		33%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50% or any applicable sales charge. If reflected, the return would be lower.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$16.10		$11.52		$13.73		$14.12		$14.06

Net investment income(1)	0.11		0.09		0.12		0.10		0.06
Net realized and unrealized gain/(loss) on investments	1.07		5.22		(1.41)		0.67		1.13

Total from investment operations	1.18		5.31		(1.29)		0.77		1.19

Dividends and distributions to shareholders from:
Net investment income	(0.05)		(0.16)		(0.09)		(0.08)		(0.07)
Net realized capital gains	(1.51)		(0.57)		(0.83)		(1.08)		(1.06)

Total dividends and distributions to shareholders	(1.56)		(0.73)		(0.92)		(1.16)		(1.13)

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)

Net asset value, end of year	$15.72		$16.10		$11.52		$13.73		$14.12

Total investment return(3)	7.56%		47.46%		(10.30)%		6.05%		8.63%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$8,933		$16,926		$17,926		$27,407		$35,488
Ratio of expenses to average net assets	1.95%		1.93%		1.90%		1.93%		1.99%
Ratio of expenses to average net assets without waivers and/or reimbursements	2.00	%(4)	2.07	%(4)	1.99	%(4)	1.98	%(4)	1.99%
Ratio of net investment income to average net assets	0.69%		0.70%		0.92%		0.71%		0.41%
Portfolio turnover rate	33%		41%		36%		42%		33%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

EIC VALUE FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$16.46		$11.73		$13.97		$14.37		$14.26

Net investment income(1)	0.28		0.23		0.26		0.24		0.21
Net realized and unrealized gain/(loss) on investments	1.10		5.32		(1.42)		0.69		1.14

Total from investment operations	1.38		5.55		(1.16)		0.93		1.35

Dividends and distributions to shareholders from:
Net investment income	(0.27)		(0.25)		(0.25)		(0.25)		(0.18)
Net realized capital gains	(1.51)		(0.57)		(0.83)		(1.08)		(1.06)

Total dividends and distributions to shareholders	(1.78)		(0.82)		(1.08)		(1.33)		(1.24)

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)

Net asset value, end of year	$16.06		$16.46		$11.73		$13.97		$14.37

Total investment return(3)	8.64%		48.85%		(9.36)%		7.16%		9.70%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$207,437		$148,961		$113,292		$173,468		$160,899
Ratio of expenses to average net assets	0.95%		0.93%		0.90%		0.93%		0.99%
Ratio of expenses to average net assets without waivers and/or reimbursements	1.00	%(4)	1.07	%(4)	0.99	%(4)	0.99	%(4)	0.99%
Ratio of net investment income to average net assets	1.69%		1.70%		1.91%		1.72%		1.41%
Portfolio turnover rate	33%		41%		36%		42%		33%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

21

EIC VALUE FUND

Notes to Financial Statements

April 30, 2022

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C, Institutional Class and Retail Class shares. Class A shares are sold subject to a front-end sales charge of 5.50%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class C shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge, and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months after the initial purchase where the broker-dealer was paid a commission for such sale. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for eight years. As of April 30, 2022, the Retail Class Shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation – The EIC Value Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees ( Board of Trustees ). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/22	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks*	$223,742,907	$223,742,907	$—	$—
Short-Term Investments*	11,897,241	11,897,241	—	—

Total Assets	$235,640,148	$235,640,148	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

2. Transactions with Related Parties and Other Service Providers

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets under $500 million; 0.65% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.50% of the Fund’s average daily net assets of $1 billion and over. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses”, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.95% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

As of April 30, 2022, the amount of potential recovery was as follows:

Expiration
04/30/2023	04/30/2024	04/30/2025	Total
$178,396	$189,225	$104,148	$471,769

For the year ended April 30, 2022, the Adviser earned advisory fees of $1,502,536 and waived fees of $104,148.

Other Service Providers

The Bank of New York Mellon ( BNY Mellon ) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Effective December 7, 2021, Foreside Fund Officer Services LLC (“FFOS”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and FFOS are compensated for their services provided to the Trust. Through December 7, 2021, Alaric was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$107,740,463	$62,480,398

4. Capital Share Transactions

For the years ended April 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	552,866	$9,249,204	195,374	$2,745,489
Reinvestments	99,610	1,565,872	30,872	421,095
Redemption Fees*	—	444	—	222
Redemptions	(153,445)	(2,582,919)	(221,481)	(2,894,803)

Net increase	499,031	$8,232,601	4,765	$272,003

25

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021
	Shares	Amount	Shares	Amount
Class C
Sales	53,779	$879,446	21,314	$312,927
Reinvestments	62,070	956,505	67,095	897,064
Redemption Fees*	—	260	—	378
Redemptions	(599,087)	(9,784,506)	(592,505)	(7,875,494)

Net decrease	(483,238)	$(7,948,295)	(504,096)	$(6,665,125)

Institutional Class
Sales	4,706,008	$78,828,319	1,612,934	$23,027,468
Reinvestments	1,038,153	16,288,620	489,724	6,670,050
Redemption Fees*	—	4,766	—	2,793
Redemptions	(1,880,784)	(31,241,158)	(2,711,685)	(34,914,554)

Net increase/(decrease)	3,863,377	$63,880,547	(609,027)	$(5,214,243)

Total net increase/(decrease)	3,879,170	$64,164,853	(1,108,358)	$(11,607,365)

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired, which are typically three years from the tax filings.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2022, these adjustments were to increase paid-in capital by $918,377 and decrease total distributable earnings by $918,377. These permanent differences were primarily attributable to the utilization of earnings and profits on shareholder redemptions (a tax accounting practice known as equalization). Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2022, the tax character of distributions paid by the Fund was $3,658,880 of ordinary income dividends and $15,659,764 of long-term capital gains dividends. For the year ended April 30, 2021, the tax character of distributions paid by the fund was $2,420,135 of ordinary income dividends and $5,753,577 of long-term capital gains dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

26

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2022

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$14,515,797	$46,355,933

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	$189,284,215

Unrealized Appreciation	51,058,160
Unrealized Depreciation	(4,702,227)

Net Unrealized Appreciation	$46,355,933

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2021. For the year ended April 30, 2022, the Fund had no short-term capital loss deferrals or no long-term capital gain deferrals.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of EIC Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of EIC Value Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Equity Investment Corporation investment companies since 2012.

Philadelphia, Pennsylvania

June 24, 2022

28

EIC VALUE FUND

Shareholder Tax Information Firm

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2022, the Fund paid $3,658,880 of ordinary income dividends, and $15,659,764 of long-term capital gain dividends to its shareholders, of which $918,376 is from the utilization of equalization debits. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.07%.

The Fund designated $23,638,742 as long-term capital gains distributions during the year ended April 30, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on December 1-2, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Equity Investment Corporation (“EIC” or the “Adviser”) and the Trust (the “EIC Agreement”) on behalf of the EIC Value Fund (the “EIC Fund”). At the Meeting, the Board considered the continuation of the EIC Agreement with respect to the EIC Fund for an additional one-year period.

In determining whether to continue the EIC Agreement for an additional one-year period, the Trustees, including the Independent Trustees, considered information provided by EIC in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “EIC 15(c) Response”) regarding (i) the services performed by EIC for the EIC Fund, (ii) the composition and qualifications of EIC’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the EIC Fund, (iv) investment performance of the EIC Fund, (v) the financial condition of EIC, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the EIC Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on EIC’s ability to service the EIC Fund, and (x) compliance with the EIC Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the EIC 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the relative performance of the EIC Fund; compliance with the EIC Fund’s investment objective, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from EIC invited to participate in the Meeting regarding EIC’s history, performance, investment strategy, and compliance program. Representatives of EIC responded to questions from the Board. In addition to the foregoing information, the Trustees also considered all other factors they believed to be relevant to considering the continuation of the EIC Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the EIC Fund and EIC, as provided by the terms of the EIC Agreement, including the advisory fee under the EIC Agreement, was fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by EIC to the EIC Fund. The Trustees considered EIC’s personnel and the depth of EIC’s personnel who provide investment management services to the EIC Fund and their experience. Based on the EIC 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by EIC are appropriate and consistent with the terms of the EIC Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the EIC Fund is likely to benefit from the continued provision of those services, (iv) EIC has sufficient personnel,

30

EIC VALUE FUND

Other Information (Concluded)

(Unaudited)

with the appropriate skills and experience, to serve the EIC Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the EIC Fund is likely to continue under the EIC Agreement.

The Board discussed EIC’s business continuity plan, and its ability to continue to manage the EIC Fund effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the EIC Fund and EIC. The Trustees reviewed the historical performance charts for the year-to-date, one year, three year, five year and ten year periods ended September 30, 2021 as applicable for the EIC Fund, the Lipper Multi-Cap Value Funds Index, the EIC Fund’s applicable Lipper index, the S&P 500 Total Return Index, and the Russell 3000 Value Total Return Index. The Trustees noted that the Institutional Class shares of the EIC Fund outperformed the Lipper Multi-Cap Value Funds Index for the year-to-date, one year, three year and five year periods ended September 30, 2021 and underperformed the Lipper Multi-Cap Value Funds Index for the ten year period ended September 30, 2021. They further noted that the Institutional Class shares of the EIC Fund outperformed the S&P 500 Total Return Index for the year-to-date and one year periods ended September 30, 2021 and underperformed the S&P 500 Total Return Index for three year, five year and ten year periods ended September 30, 2021. They also noted that the Institutional Class shares of the EIC Fund outperformed the Russell 3000 Value Total Return Index for the year-to-date, one year, three year and five year periods ended September 30, 2021 and underperformed the Russell 3000 Value Total Return Index for the ten year period ended September 30, 2021.

The Trustees also considered information regarding EIC’s advisory fee and an analysis of these fees in relation to the delivery of services to the EIC Fund and any other ancillary benefit resulting from EIC’s relationship with the EIC Fund. The Trustees considered the fees that EIC charges to its separately managed accounts, and evaluated the explanations provided by EIC as to differences in fees charged to the EIC Fund and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the EIC Fund versus other funds in the EIC Fund’s Lipper category (the “Peer Group”). The Trustees noted that, for the EIC Fund’s Institutional Class shares, the contractual advisory fee and net total expense ratio for the Fund were each higher than the median of the contractual advisory fee and net total expense ratio of the Peer Group as of April 30, 2021. The Trustees concluded that the advisory fees and services provided by EIC are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the EIC Fund based on the information provided at the Meeting.

The Trustees considered the costs of the services provided by EIC, the compensation and benefits received by EIC in providing services to the EIC Fund, the profitability and certain additional information related to the financial condition of EIC. In addition, the Trustees considered any direct or indirect revenues received by affiliates of EIC.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the EIC Fund grows, and whether the Advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the EIC Fund increase as a result of breakpoint reductions in the Advisory fee rate at specific asset levels which are reflected in the fee schedule of the EIC Agreement. In addition, the Trustees also considered the Adviser’s efforts to grow the EIC Fund’s assets as economies of scale may be achieved due to the ability of the EIC Fund to spread its fixed costs across a larger asset base.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the EIC Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

31

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

32

EIC VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the ”Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	32	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

33

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	32

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

34

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

35

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Investment Adviser

Equity Investment Corporation

1776 Peachtree Street, NW

Suite 600S

Atlanta, GA 30309

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

EIC-0422

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

of

FundVantage Trust

Class Y

ANNUAL REPORT

April 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2022 (Unaudited)

Dear Shareholder:

U.S. Economy

The economy has emerged from under the cloud of a pandemic initiated shut down. Supply chain bottlenecks, labor shortages, soaring energy prices and war has obscured a generally solid economic restart. During the fourth fiscal quarter of 2021, the Federal Reserve (“Fed”) quickly reacted to reign in surging inflationary pressures that now appear higher and more durable than expected. The rapid change of tone from historic monetary accommodation and fiscal stimulus to the specter of a tightening monetary policy dramatically impacted the level of interest rates. Bond markets reset higher and higher with increasing predictions of forward Federal Reserve action. Pushed onward by Fed speak and increasing inflation data, the first fiscal quarter of 2022 ended with a single increase of 0.25% from the Federal Reserve and an expected increase in each of the remaining meetings for this year to a rate of 2.50% to 2.75% by year end. The market is currently expecting multiple 0.50% increases in the second fiscal quarter of 2022. At the end of the day, the goal is an economic soft landing, tightening enough to cool the fire of inflation without turning the economy over.

Municipal Market

For the municipal market, rising rates negatively impacted valuations. Interestingly, during the first calendar quarter of 2022, the volume of new issue debt fell 16% from the prior year, constraining a major determinate of supply. However, the negative price impact of increasing rates caused mutual fund shareholders to sell shares flooding the market with bond supply from secondary selling by fund managers. This impacted the market in two ways. First, yields rose in concert with the overall trend to higher interest rates. By April 30, 2022 the 10 year “AAA” rated municipal interest rate had increased from 1.0% to 2.7% since the beginning of the year. Second, municipal bonds underperformed US Treasury debt with the yield ratio (municipal yield divided by the US Treasury yield) increasing from 69.5% to 92.4% with the 10 year maturity by April 30, 2022.

To be sure, the first months of 2022, have been a difficult period for municipal investors. It’s important at these times for investors to focus on the long-term. This storm will pass and investors should carefully consider their goals to avoid falling prey to the “fear and greed” emotions of a short-term cycle. Investing is a long-term endeavor. We believe the current period represents an opportunity to increase the yield and income of the portfolio. In our opinion, it is a time to seek investment at an attractive opportunity for the long-term. In our view, it is also the time to lean on the experience of a professional management. With a substantial depth of resources, knowledge and skill in markets, the investment manager can seek opportunity with a clear eye to that long-term objective.

Hawaii Economy

The Hawaiian economy continues on the road to recovery. During the first part of 2022, the Omicron COVID variant case count fell to extremely low levels. So low that the State removed the mask requirement and suspended the “Safe Travels” program screening for visitors on March 25th. Across the entire quarter visitor count rose moving closer to the pre-pandemic 2019 average weekly count. By the end of March arrivals were up 10% from the 2019 weekly count of approximately 30,000 visitors. The surge of domestic travelers made up for the still anemic international visitor count. Most notably there remains weakness in visitors from Japan. This is expected to recover when Japanese travel restrictions are lifted. Visitor spending remains only slightly below the pre-pandemic trend.

The local economy strengthened as employment improved. Hawaii State unemployment rate dropped to 4.1% in March down from 6.6% a year ago. Although, still lagging the national rate of 3.6% the declining unemployment trend in Hawaii is closing the gap. The data from 2021 showed a 27% increase in the State’s general fund revenues and for the same annual period the transient accommodations tax (TAT) revenue increased by 80%. Hawaii is experiencing a solid post-COVID recovery with improving State finances.

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2022 (Unaudited)

Fund Performance

The Pacific Capital Tax-Free Short Intermediate Securities Fund (PTFSX) had a total return of -3.61% for the year ended April 30, 2022, and outperformed the Bloomberg Hawaii 3-Year Municipal Bond Index return of -4.66% for the same period. The outperformance was due to having a shorter time to maturity, with lower interest rate sensitivity than the benchmark. The Pacific Capital Tax-Free Securities Fund (PTXFX) had a total return of -6.56% for the year ended April 30, 2022 and outperformed the Bloomberg Hawaii Municipal Bond Index return of -7.14% for the same period. The Fund’s higher quality and reduced interest rate exposure contributed to the Fund’s out-performance. Total return reflects the market fluctuation of the share price as well as reinvested dividends.

Outlook and Strategy

In the second quarter of 2022, we continue to expect a solid economic recovery with stabilization in the rate of inflation. We also expect the rate of inflation to begin to drop as Federal Reserve tightening activity cools the economy at the margin. We do not expect the increased Fed activity to create a recession or bring the expansion to a halt. However, the monetary policy is data dependent and we remain vigilant to the signs of inflation moderating or causing more dramatic problems down the road.

The Funds have maintained a reduced interest rate risk to position in anticipation of the current rate increase. This has contributed to improved downside performance in the recent environment. Now, we feel we are beginning the process of improving income by reinvesting cash flow and bond maturities in a generally more favorable market. Our focus is not only on improvement in income distribution, but on the durability of that income for the long-term.

These comments reflect the investment adviser’s views in general regarding the market and the economy and are compiled from Asset Management Group of Bank of Hawaii (“AMG”) research. These comments reflect opinions as of the date written and are subject to change.

This letter is intended to assist shareholders in understanding how the Funds performed for the period ending April 30, 2022 and reflects the views of the investment adviser as of the date written. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

All mutual Fund investing involves risk, including possible loss of principal. The Funds are non-diversified, which means that a portion of the Funds’ assets may be invested in one or fewer companies or sectors. The Funds could fluctuate in value more than a diversified Fund.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	As of April 30, 2022, AMG managed $871.2 million in mutual fund assets. In addition, AMG personnel also managed approximately $338.7 million in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pacific Capital Tax-Free Securities Fund’s Class Y Shares vs. Bloomberg Hawaii Municipal Bond Index

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Class Y	-6.56%	0.57%	1.51%	2.03%
Bloomberg Hawaii Municipal Bond Index	-7.14%	0.51%	1.62%	2.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost; and current performance may be lower or higher than the performance data quoted. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 1, 2021, the Fund’s “Total Annual Fund Operating Expenses” are 0.31%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” are 0.11%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2023. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”).

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Bloomberg Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	As of April 30, 2022, AMG managed $871.2 million in mutual fund assets. In addition, AMG personnel also managed approximately $338.7 million in assets on behalf of Bank of Hawaii clients.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pacific Capital Tax-Free Short Intermediate Securities Fund’s Class Y Shares vs. Bloomberg Hawaii 3-Year Municipal Bond Index

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Class Y	-3.61%	0.43%	0.75%	0.84%
Bloomberg Hawaii 3-Year Municipal Bond Index	-4.66%	0.14%	0.60%	0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost; and current performance may be lower or higher than the performance data quoted. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 1, 2021, the Fund’s “Total Annual Fund Operating Expenses” are 0.48%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” are 0.28%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2023. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”).

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Bloomberg Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Bloomberg Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

6

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2022

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2021 through April 30, 2022 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Pacific Capital Tax-Free Securities Fund
Class Y
Actual	$1,000.00	$ 932.40	0.13%	$0.62
Hypothetical (5% return before expenses)	1,000.00	1,024.15	0.13%	0.65

Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Actual	$1,000.00	$ 965.50	0.42%	$2.05
Hypothetical (5% return before expenses)	1,000.00	1,022.71	0.42%	2.11

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 0.13% for the Pacific Capital Tax-Free Securities Fund and 0.42% for the Pacific Capital Tax-Free Short Intermediate Securities Fund, multiplied by average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in each table are based on the actual six-month total returns of (6.76)% for the Pacific Capital Tax-Free Securities Fund and (3.45)% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by credit quality of the portfolio holdings of the Fund:

Credit Quality:	% of Total Investments
Pre-refunded/Escrowed to Maturity	8.47%
Aaa	6.17
Aa	68.09
A	11.95
Baa	4.78
Cash	0.54

Total	100.00%

Portfolio holdings are subject to change at any time.

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

The accompanying notes are an integral part of the financial statements.

8

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — 98.6%
Arizona — 2.3%
Phoenix City Civic Improvement Corp. Revenue, Civic Plaza, Convertible CAB, OID, Series B, 5.50%, 07/01/31, (NATL-RE Insured)	5,000,000	5,893,378

California — 1.6%
Norwalk-La Mirada Unified School District GO, CAB, OID, Series B 0.00%, 08/01/27, (AGM-CR, FGIC Insured)(a)	5,000,000	4,258,097

Hawaii — 93.6%
Hawaii County GO, Series A, Refunding, Callable 03/01/27 at 100, 5.00%, 09/01/31	5,045,000	5,543,578
Hawaii County GO, Series A, Refunding, Callable 03/01/27 at 100, 5.00%, 09/01/34	4,775,000	5,231,070
Hawaii County GO, Series A, Refunding, Callable 09/01/30 at 100, 4.00%, 09/01/40	1,000,000	1,037,045
Hawaii Housing Finance & Development Corp. Revenue, Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31	3,120,000	3,122,906
Hawaii State Airports System Revenue, AMT, OID, COP, Callable 08/01/23 at 100, 5.00%, 08/01/28	400,000	410,009
Hawaii State Airports System Revenue, OID, Series B, Callable 07/01/25 at 100, 4.00%, 07/01/45	50,000	49,827
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/25 at 100, 5.00%, 07/01/41	4,000,000	4,135,001
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/31	1,275,000	1,372,014

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/33	500,000	536,369
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/48	1,500,000	1,577,956
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/30 at 100, 4.00%, 07/01/35	2,000,000	1,998,050
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/32 at 100, 5.00%, 07/01/51	2,000,000	2,154,652
Hawaii State Airports System Revenue, Series C, Callable 07/01/30 at 100, 5.00%, 07/01/50	130,000	140,797
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, OID, Refunding, 4.00%, 07/01/23	500,000	510,900
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, OID, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/29	225,000	231,579
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Refunding, 5.00%, 07/01/23	100,000	103,321
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/26	1,330,000	1,369,818

The accompanying notes are an integral part of the financial statements.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Callable 10/01/24 at 100, 3.50%, 10/01/49	2,750,000	2,514,825
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.10%, 05/01/26	3,800,000	3,764,611
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, Callable 03/01/27 at 100, 4.00%, 03/01/37	1,650,000	1,665,753
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, MWC, Refunding, Callable 07/01/29 at 100, 3.20%, 07/01/39	4,200,000	3,869,225
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Projects, Refunding, 4.00%, 01/01/30	225,000	221,679
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Projects, Refunding, Callable 01/01/30 at 100, 4.00%, 01/01/31	250,000	244,804
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, 5.00%, 07/01/22	1,000,000	1,006,027
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/35	10,000,000	10,605,977

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Special Purpose Revenue, Kahala Nui, Refunding, Callable 11/15/22 at 100, 5.00%, 11/15/27	2,005,000	2,036,738
Hawaii State Department of Budget & Finance Revenue, Special Purpose Revenue, Kahala Nui, Refunding, Callable 11/15/22 at 100, 5.13%, 11/15/32	550,000	558,122
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/28	1,170,000	1,304,247
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/30	800,000	887,914
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/31	815,000	902,813
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/24	500,000	523,735
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/28	945,000	1,039,701
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/32	335,000	363,445

The accompanying notes are an integral part of the financial statements

10

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/24	55,000	55,936
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/26	90,000	91,532
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	1,000,000	1,017,019
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	90,000	91,532
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	740,000	752,594
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	20,000	20,340
Hawaii State GO, Series EE, Unrefunded portion, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	100,000	101,702
Hawaii State GO, Series EE, Unrefunded portion, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/26	1,365,000	1,388,231
Hawaii State GO, Series EE, Unrefunded portion, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/27	345,000	350,871
Hawaii State GO, Series EE, Unrefunded portion, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/28	340,000	345,786
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/24	500,000	508,509
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/24	305,000	315,899
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/28	2,000,000	2,071,466

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	445,000	460,901
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	120,000	124,288
Hawaii State GO, Series EH, Unrefunded portion, 5.00%, 08/01/23	345,000	357,285
Hawaii State GO, Series EH, Unrefunded portion, Callable 08/01/23 at 100, 5.00%, 08/01/24	895,000	926,981
Hawaii State GO, Series EL, Refunding, 5.00%, 08/01/23	1,000,000	1,035,608
Hawaii State GO, Series EO, Callable 08/01/24 at 100, 5.00%, 08/01/32	1,285,000	1,348,546
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/26	140,000	147,794
Hawaii State GO, Series EO, Unrefunded portion, Callable 08/01/24 at 100, 5.00%, 08/01/26	2,660,000	2,807,496
Hawaii State GO, Series EP, Refunding, 5.00%, 08/01/24	1,000,000	1,057,925
Hawaii State GO, Series EY, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	3,040,000	3,280,086
Hawaii State GO, Series FB, 5.00%, 04/01/25	5,000,000	5,355,597
Hawaii State GO, Series FB, Callable 04/01/26 at 100, 4.00%, 04/01/29	2,000,000	2,099,084
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 5.00%, 10/01/30	10,000,000	10,952,910
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 4.00%, 10/01/35	1,000,000	1,042,531

The accompanying notes are an integral part of the financial statements

11

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 5.00%, 05/01/33	2,500,000	2,755,204
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 4.00%, 05/01/37	2,000,000	2,081,206
Hawaii State GO, Series FN, Refunding, 5.00%, 10/01/26	2,500,000	2,753,540
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/36	4,000,000	4,407,614
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/38	1,950,000	2,142,469
Hawaii State GO, Series FW, Callable 01/01/29 at 100, 4.00%, 01/01/34	2,000,000	2,119,889
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/33	1,500,000	1,570,236
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/37	5,000,000	5,208,137
Hawaii State Harbor System Revenue, Series C, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/39	3,065,000	3,203,867
Hawaii State Highway Fund Revenue, Callable 01/01/31 at 100, 5.00%, 01/01/37	3,000,000	3,402,916
Hawaii State Highway Fund Revenue, Callable 01/01/31 at 100, 5.00%, 01/01/40	1,295,000	1,461,371
Hawaii State Highway Fund Revenue, Series A, Callable 01/01/29 at 100, 5.00%, 01/01/37	3,500,000	3,894,899

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 01/01/31	1,085,000	1,138,450
Hawaii State Highway Fund Revenue, Series B, Refunding, Callable 07/01/26 at 100, 5.00%, 01/01/29	5,000,000	5,470,182
Honolulu City & County Board of Water Supply Revenue, Series A, 5.00%, 07/01/29	1,170,000	1,344,223
Honolulu City & County Board of Water Supply Revenue, Series A, Callable 07/01/32 at 100, 5.00%, 07/01/48	4,290,000	4,900,049
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/30	200,000	232,308
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/30 at 100, 4.00%, 07/01/35	1,770,000	1,860,645
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 3.00%, 07/01/34	650,000	633,109
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 4.00%, 07/01/35	730,000	771,323
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 4.00%, 07/01/36	1,010,000	1,065,853
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 5.00%, 07/01/50	3,515,000	3,967,425

The accompanying notes are an integral part of the financial statements

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/22 at 100, 5.00%, 07/01/25	250,000	251,515
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,143,937
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/25	1,500,000	1,582,644
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/26	65,000	68,638
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/27	850,000	897,569
Honolulu City & County GO, OID, Series E, Refunding, Callable 09/01/27 at 100, 3.00%, 09/01/31	250,000	249,281
Honolulu City & County GO, Series A, Callable 09/01/27 at 100, 5.00%, 09/01/41	1,390,000	1,526,393
Honolulu City & County GO, Series A, Callable 09/01/28 at 100, 5.00%, 09/01/34	200,000	223,947
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/27	500,000	539,488
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/31	2,175,000	2,342,343

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/35	3,075,000	3,302,223
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/37	1,000,000	1,072,881
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/38	1,040,000	1,114,744
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/39	1,000,000	1,070,858
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/25	1,355,000	1,378,060
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/26	1,000,000	1,017,019
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/31	450,000	457,658
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/32	1,970,000	2,003,527
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 4.00%, 11/01/37	1,000,000	1,008,301
Honolulu City & County GO, Series A, ETM, 5.00%, 11/01/22	2,000,000	2,034,037
Honolulu City & County GO, Series B, Callable 11/01/22 at 100, 5.00%, 11/01/23	2,050,000	2,078,968
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/22	1,000,000	1,014,603

The accompanying notes are an integral part of the financial statements

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/25	2,300,000	2,486,339
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/26	500,000	539,658
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 4.00%, 07/01/39	1,050,000	1,097,573
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 5.00%, 07/01/42	345,000	388,436
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 5.00%, 07/01/45	500,000	559,491
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 4.00%, 08/01/36	1,400,000	1,462,922
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 4.00%, 08/01/43	2,000,000	2,067,889
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 5.00%, 08/01/44	1,830,000	2,036,023
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,000,000	2,157,952
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/29	4,115,000	4,430,211
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 4.00%, 10/01/33	500,000	518,779

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series E, Refunding, Callable 09/01/27 at 100, 5.00%, 09/01/30	1,500,000	1,666,699
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, Callable 07/01/29 at 100, 4.00%, 07/01/34	2,130,000	2,264,824
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series B, Refunding, 5.00%, 07/01/29	250,000	284,956
Honolulu City & County Wastewater System Revenue, Junior Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/30	4,000,000	4,291,165
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/26	1,000,000	1,074,998
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	325,000	349,169
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series A, Callable 01/01/28 at 100, 5.00%, 07/01/36	2,000,000	2,229,321
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series A, Callable 07/01/25 at 100, 5.00%, 07/01/29	395,000	426,123
Honolulu City & County Wastewater System Revenue, Senior Series B, Refunding, Callable 07/01/26 at 100, 5.00%, 07/01/35	125,000	134,960

The accompanying notes are an integral part of the financial statements

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Series A, 1st Bond Resolution, Callable 07/01/29 at 100, 4.00%, 07/01/38	800,000	841,397
Kauai County GO, 5.00%, 08/01/23	395,000	409,065
Kauai County GO, 5.00%, 08/01/27	250,000	279,799
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/31	250,000	276,950
Kauai County GO, Callable 08/01/27 at 100, 4.00%, 08/01/33	295,000	308,824
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/37	40,000	44,045
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/42	775,000	848,241
Kauai County GO, OID, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,300,000	1,305,682
Kauai County GO, Series A, Refunding, 5.00%, 08/01/22	400,000	403,619
Kauai County GO, Series A, Refunding, 5.00%, 08/01/24	930,000	983,451
Maui County GO, Callable 03/01/31 at 100, 4.00%, 03/01/36	750,000	790,509
Maui County GO, Callable 03/01/31 at 100, 4.00%, 03/01/38	1,020,000	1,071,416
Maui County GO, Refunding, 5.00%, 06/01/23	300,000	309,538
Maui County GO, Refunding, 5.00%, 03/01/28	1,175,000	1,326,977
Maui County GO, Refunding, 5.00%, 09/01/28	1,070,000	1,217,270
Maui County GO, Refunding,
Callable 03/01/30 at 100, 3.00%, 03/01/31	500,000	499,310

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, Refunding, Callable 03/01/30 at 100, 5.00%, 03/01/32	415,000	478,780
Maui County GO, Refunding, Callable 09/01/25 at 100, 3.00%, 09/01/32	195,000	193,032
Maui County GO, Refunding, Callable 09/01/28 at 100, 4.00%, 09/01/31	5,305,000	5,676,319
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	165,000	171,160
University of Hawaii Revenue, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/35	1,000,000	1,072,206
University of Hawaii Revenue, Series E, Refunding, 5.00%, 10/01/24	3,000,000	3,181,864
University of Hawaii Revenue, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/01/31	1,000,000	1,093,548
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/36	3,000,000	3,329,192
University of Hawaii Revenue,
Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/37	2,000,000	2,218,312

		242,704,500

The accompanying notes are an integral part of the financial statements

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Texas — 1.1%
Galveston County GO, CAB, OID, Series RD 0.00%, 02/01/24, (NATL-RE Insured)(a)	1,130,000	1,086,379
Houston City Combined Utility System Revenue, Unrefunded Balance CAB, OID, Junior Series A, Refunding 0.00%, 12/01/27, (AGM Insured)(a)	2,000,000	1,697,360

		2,783,739

TOTAL MUNICIPAL BONDS (Cost $261,684,996)		255,639,714

	Shares
REGISTERED INVESTMENT COMPANY — 0.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(b)	1,392,152	1,392,152

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,392,152)		1,392,152

TOTAL INVESTMENTS - 99.1% (Cost $263,077,148)		257,031,866
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		2,322,184

NET ASSETS - 100.0%		$259,354,050

(a)	Zero coupon bond.
(b)	Rate disclosed is the 7-day yield at April 30, 2022.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	Assured Guaranty Municipal Corp. Custodial Receipts

AMT	Alternative Minimum Tax

CAB	Capital Appreciation Bond

COP	Certificate of Participation

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Co.

GO	General Obligation

MWC	Make Whole Callable

NATL-RE	National Reinsurance Corp.

OID	Original Issue Discount

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by credit quality of the portfolio holdings of the Fund:

Credit Quality:	% of Total Investments
Pre-refunded/Escrowed to Maturity	18.11%
Aaa	7.04
Aa	55.47
A	9.28
Baa	7.47
Cash	2.63

Total	100.00%

Portfolio holdings are subject to change at any time.

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — 99.2%
Arizona — 2.5%
Tempe City Excise Tax Revenue, Series A, Callable 06/06/22 at 100, 5.00%, 07/01/22	900,000	902,579
The University of Arizona Revenue, Refunding, 5.00%, 08/01/22	270,000	272,450

		1,175,029

Florida — 0.3%
Florida Housing Finance Corp. Revenue, Series 1, Callable 07/01/29 at 100, 2.00%, 07/01/32, (GNMA/FNMA/FHLMC Collateralized)	195,000	170,021

Hawaii — 92.7%
Hawaii County GO, Series A, Refunding, 5.00%, 09/01/24	320,000	338,788
Hawaii County GO, Series A, Refunding, Callable 03/01/26 at 100, 5.00%, 09/01/26	200,000	218,489
Hawaii County GO, Series A, Refunding, Callable 03/01/26 at 100, 5.00%, 09/01/29	70,000	75,831
Hawaii County GO, Series D, Refunding, 4.00%, 09/01/26	500,000	530,586
Hawaii State Airports System Revenue, AMT, COP, Callable 08/01/23 at 100, 5.00%, 08/01/27	300,000	307,878
Hawaii State Airports System Revenue, Series B, 5.00%, 07/01/27	1,010,000	1,114,041
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/26	200,000	205,988

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series A, Refunding, 5.00%, 07/01/22	220,000	221,330
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, Refunding, 5.00%, 07/01/22	355,000	357,145
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/24	290,000	299,189
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.25%, 01/01/25	500,000	500,053
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.10%, 05/01/26	3,110,000	3,081,037
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, 5.00%, 07/01/22	255,000	256,537
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, 5.00%, 07/01/24	525,000	552,788
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, 5.00%, 07/01/25	510,000	547,445

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	550,000	588,134
Hawaii State Department of Budget & Finance Revenue, Refunding, 4.00%, 01/01/25	20,000	20,097
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/24	25,000	26,187
Hawaii State GO, Series EE, ETM, 4.00%, 11/01/22	1,335,000	1,351,169
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/24	45,000	45,766
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	785,000	798,360
Hawaii State GO, Series EE, Unrefunded portion, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	25,000	25,425
Hawaii State GO, Series EF, Refunding, 5.00%, 11/01/22	560,000	569,503
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/23	100,000	101,702
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/24	1,180,000	1,200,082
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/24	295,000	305,541
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/25	1,155,000	1,196,272
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/30	80,000	82,859

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/32	350,000	362,507
Hawaii State GO, Series EH, Unrefunded portion, Callable 08/01/23 at 100, 5.00%, 08/01/24	895,000	926,981
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/27	10,000	10,557
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/28	20,000	21,113
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/29	30,000	31,670
Hawaii State GO, Series EP, Refunding, 5.00%, 08/01/22	1,140,000	1,150,230
Hawaii State GO, Series ET, OID, Prerefunded 10/01/25 at 100, 3.25%, 10/01/32	25,000	25,612
Hawaii State GO, Series EZ, Refunding, 5.00%, 10/01/22	150,000	152,166
Hawaii State GO, Series FG, 5.00%, 10/01/22	445,000	451,424
Hawaii State GO, Series FN, Refunding, 5.00%, 10/01/22	210,000	213,032
Hawaii State GO, Series FN, Refunding, 5.00%, 10/01/23	100,000	103,959
Hawaii State GO, Series FT, 3.00%, 01/01/23	1,000,000	1,008,439
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/30	30,000	33,504
Hawaii State GO, Series FW, 5.00%, 01/01/23	530,000	541,406
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, 5.00%, 07/01/26	500,000	545,162

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, 5.00%, 07/01/28	120,000	133,935
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/31	1,000,000	1,054,776
Hawaii State Highway Fund Revenue, Series A, 4.00%, 01/01/24	500,000	514,477
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 01/01/25	555,000	585,698
Honolulu City & County Board of Water Supply Revenue, Series A, 5.00%, 07/01/27	1,095,000	1,222,842
Honolulu City & County Board of Water Supply Revenue, Series A, 5.00%, 07/01/28	880,000	997,039
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/24	500,000	528,307
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/30 at 100, 5.00%, 07/01/31	50,000	57,853
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, 5.00%, 07/01/22	775,000	779,709
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, 5.00%, 07/01/23	515,000	532,403
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/26	150,000	158,394

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/27	245,000	258,711
Honolulu City & County GO, Honolulu Rail Transit Project, Series A, 5.00%, 09/01/24	615,000	651,109
Honolulu City & County GO, Honolulu Rail Transit Project, Series B, Refunding, 5.00%, 09/01/22	500,000	505,942
Honolulu City & County GO, Honolulu Rail Transit Project, Series B, Refunding, 5.00%, 03/01/25	1,000,000	1,068,464
Honolulu City & County GO, Series A, Refunding, 5.00%, 11/01/25	1,380,000	1,479,608
Honolulu City & County GO, Series B, 5.00%, 09/01/22	1,010,000	1,022,004
Honolulu City & County GO, Series B, 5.00%, 09/01/23	125,000	129,786
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/26	765,000	825,676
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/30	380,000	408,336
Honolulu City & County GO, Series C, 4.00%, 08/01/22	800,000	805,315
Honolulu City & County GO, Series C, 4.00%, 07/01/23	500,000	511,364
Honolulu City & County GO, Series C, 4.00%, 08/01/23	1,250,000	1,280,018
Honolulu City & County GO, Series D, Refunding, 5.00%, 09/01/23	580,000	602,206

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2022

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Series A, Prerefunded 07/01/22 at 100, 5.00%, 07/01/23	500,000	503,030
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, 5.00%, 07/01/22	500,000	503,153
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, 5.00%, 07/01/23	1,000,000	1,034,143
Honolulu City & County Wastewater System Revenue, Junior Series A, Refunding, 5.00%, 07/01/24	695,000	732,388
Kauai County GO, Series A, Refunding, 5.00%, 08/01/24	535,000	565,749
Maui County GO, 5.00%, 03/01/24	245,000	257,012
Maui County GO, 5.00%, 03/01/29	225,000	257,809
Maui County GO, Refunding, 5.00%, 09/01/23	1,010,000	1,048,399
Maui County GO, Refunding, 5.00%, 03/01/25	100,000	107,130
Maui County GO, Refunding, 5.00%, 03/01/26	270,000	295,271
Maui County GO, Refunding, 5.00%, 03/01/28	75,000	84,701
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/23	565,000	579,477
University of Hawaii Revenue, Series B, Refunding, 5.00%, 10/01/23	185,000	192,297
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	530,000	549,787
University of Hawaii Revenue, Series B, Refunding, 5.00%, 10/01/25	500,000	541,361

		43,861,663

	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Iowa — 0.8%
The University of Iowa Revenue, Utility System, Series S, Refunding, Callable 11/01/23 at 100, 2.50%, 11/01/24	375,000	375,647

Texas — 2.0%
Pflugerville Independent School District GO, Refunding, Callable 02/15/24 at 100, 5.00%, 02/15/26, (PSF-GTD)	400,000	418,515
San Antonio City Electric & Gas Systems Revenue, ETM, Refunding, 5.00%, 02/01/23	500,000	511,870

		930,385

Washington — 0.9%
University of Washington Revenue, Prerefunded 07/01/23 at 100, 5.00%, 07/01/28	420,000	434,143

TOTAL MUNICIPAL BONDS (Cost $47,854,863)		46,946,888

	Shares
REGISTERED INVESTMENT COMPANY — 2.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(a)	1,269,790	1,269,790

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,269,790)		1,269,790

TOTAL INVESTMENTS - 101.9% (Cost $49,124,653)		48,216,678
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%		(887,917)

NET ASSETS - 100.0%		$47,328,761

(a)	Rate disclosed is the 7-day yield at April 30, 2022.

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2022

AMT	Alternative Minimum Tax

COP	Certificate of Participation

ETM	Escrowed to Maturity

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

MWC	Make Whole Callable

OID	Original Issue Discount

PSF-GTD	Permanent School Fund Guaranteed

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2022

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value*	$257,031,866	$48,216,678
Receivables:
Capital shares sold	189,924	135,217
Interest	2,811,868	562,479
Prepaid expenses and other assets	1,296	865

Total Assets	260,034,954	48,915,239

Liabilities
Payables:
Distributions to shareholders	510,407	38,846
Capital shares redeemed	103,175	1,562
Audit fees	31,253	31,236
Administration and accounting fees	13,164	11,738
Investments purchased	—	1,484,494
Accrued expenses	22,905	18,602

Total Liabilities	680,904	1,586,478

Net Assets	$259,354,050	$47,328,761

Net Assets Consisted of:
Capital stock, $0.01 par value	$267,544	$48,388
Paid-in capital	267,183,236	48,320,054
Total distributable loss	(8,096,730)	(1,039,681)

Net Assets	$259,354,050	$47,328,761

Class Y Shares:
Net assets	$259,354,050	$47,328,761

Shares outstanding	26,754,402	4,838,751

Net asset value, offering and redemption price per share	$9.69	$9.78

* Investments, at cost	$263,077,148	$49,124,653

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2022

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment income
Interest	$6,615,193	$760,498
Dividends	2,166	528

Total investment income	6,617,359	761,026

Expenses
Advisory fees (Note2)	551,363	97,270
Trustees’ and officers’ fees (Note 2)	76,739	13,470
Administration and accounting fees (Note 2)	71,553	47,504
Legal fees	54,855	17,689
Audit fees	31,898	32,066
Shareholder reporting fees	29,447	22,119
Custodian fees (Note2)	27,959	9,228
Transfer agent fees (Note 2)	22,824	22,989
Registration and filing fees	5,744	5,662
Other expenses	22,963	13,023

Total expenses before waivers	895,345	281,020

Less: waivers (Note 2)	(551,363)	(97,270)

Net expenses after waivers	343,982	183,750

Net investment income	6,273,377	577,276

Net realized and unrealized loss from investments:
Net realized loss from investments	(899,722)	(48,853)
Net change in unrealized depreciation on investments	(23,896,219)	(2,223,998)

Net realized and unrealized loss on investments	(24,795,941)	(2,272,851)

Net decrease in net assets resulting from operations	$(18,522,564)	$(1,695,575)

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets

	Pacific Capital Tax-Free Securities Fund
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021

Net increase/(decrease) in net assets from operations:
Net investment income	$6,273,377	$6,582,196
Net realized gains/(losses) from investments	(899,722)	139,548
Net change in unrealized appreciation/(depreciation) on investments	(23,896,219)	7,895,165

Net increase/(decrease) in net assets resulting from operations	(18,522,564)	14,616,909

Less dividends and distributions to shareholders from:
Total distributable earnings:
Class Y	(6,273,383)	(6,582,195)

Net decrease in net assets from dividends and distributions to shareholders	(6,273,383)	(6,582,195)

Increase in net assets derived from capital share transactions (Note 4)	8,502,189	1,619,737

Total increase/(decrease) in net assets	(16,293,758)	9,654,451

Net assets
Beginning of year	275,647,808	265,993,357

End of year	$259,354,050	$275,647,808

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets (Concluded)

	Pacific Capital Tax-Free Short Intermediate Securities Fund
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021

Net increase/(decrease) in net assets from operations:
Net investment income	$577,276	$720,133
Net realized gains/(losses) from investments	(48,853)	75,845
Net change in unrealized appreciation/(depreciation) on investments	(2,223,998)	717,489

Net increase/(decrease) in net assets resulting from operations	(1,695,575)	1,513,467

Less dividends and distributions to shareholders from:
Total distributable earnings:
Class Y	(636,658)	(720,132)

Net decrease in net assets from dividends and distributions to shareholders	(636,658)	(720,132)

Decrease in net assets derived from capital share transactions (Note 4)	(362,334)	(4,369,229)

Total decrease in net assets	(2,694,567)	(3,575,894)

Net assets
Beginning of year	50,023,328	53,599,222

End of year	$47,328,761	$50,023,328

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y shares
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$10.61	$10.30	$10.24	$9.97	$10.15

Net investment income	0.24	0.26	0.26	0.25	0.25
Net realized and unrealized gain/(loss) on investments	(0.92)	0.31	0.06	0.27	(0.18)

Total from investment operations	(0.68)	0.57	0.32	0.52	0.07

Dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.26)	(0.26)	(0.25)	(0.25)

Net asset value, end of year	$9.69	$10.61	$10.30	$10.24	$9.97

Total investment return(1)	(6.56)%	5.54%	3.14%	5.30%	0.63%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$259,354	$275,648	$265,993	$281,615	$289,169
Ratio of expenses to average net assets.	0.12%	0.11%	0.09%	0.11%	0.10%
Ratio of expenses to average net assets without waivers(2)	0.32%	0.31%	0.29%	0.31%	0.30%
Ratio of net investment income to average net assets	2.27%	2.43%	2.51%	2.50%	2.41%
Portfolio turnover rate	14%	9%	10%	11%	22%

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(2)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note .

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights (Concluded)

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y shares
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$10.12	$10.09	$9.95	$10.14

Net investment income	0.12	0.15	0.17	0.16	0.14
Net realized and unrealized gain/(loss) on investments	(0.49)	0.16	0.03	0.14	(0.19)

Total from investment operations	(0.37)	0.31	0.20	0.30	(0.05)

Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.15)	(0.17)	(0.16)	(0.14)
Net realized capital gains	(0.01)	—	—	—	(0.00	)(1)

Total dividends and distributions to shareholders	(0.13)	(0.15)	(0.17)	(0.16)	(0.14)

Net asset value, end of year	$9.78	$10.28	$10.12	$10.09	$9.95

Total investment return(2)	(3.61)%	3.04%	1.98%	3.01%	(0.49)%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$47,329	$50,023	$53,599	$53,479	$52,363
Ratio of expenses to average net assets.	0.38%	0.28%	0.24%	0.34%	0.25%
Ratio of expenses to average net assets without waivers(3)	0.58%	0.48%	0.44%	0.54%	0.45%
Ratio of net investment income to average net assets	1.18%	1.43%	1.66%	1.57%	1.36%
Portfolio turnover rate	27%	22%	30%	34%	27%

(1)	Amount is less than $0.005 per share.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2022

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation – Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees ( “Board of Trustees” ). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds is generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

29

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

The following is a summary of the inputs used, as of April 30, 2022, in valuing each Fund’s investments carried at fair value:

Funds	Total Value at 04/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Assets
Municipal Bonds	$255,639,714	$—	$255,639,714	$—
Registered Investment Company	1,392,152	1,392,152	—	—

Total Assets	$257,031,866	$1,392,152	$255,639,714	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Municipal Bonds	$46,946,888	$—	$46,946,888	$—
Registered Investment Company	1,269,790	1,269,790	—	—

Total Assets	$48,216,678	$1,269,790	$46,946,888	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.

For the year ended April 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis.

30

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income for each Fund are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

2. Transactions with Related Parties and Other Service Providers

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund are charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2023. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). While the Adviser is currently waiving its entire investment advisory fee, investors who invest in a Fund through a bank trust account may be subject to account level fees applicable to such amount charged by affiliates of the Adviser, including Bank of Hawaii’s Trust Services Group.

Fee rates for the year ended April 30, 2022, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund.	0.20%	0.00%

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

31

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Effective December 7, 2021, Foreside Fund Officer Services LLC (“FFOS”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and FFOS are compensated for their services provided to the Trust. Through December 7, 2021, Alaric was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$47,799,304	$36,411,095
Pacific Capital Tax-Free Short Intermediate Securities Fund	13,345,101	12,757,911

The Funds are permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Funds. The procedures have been designed to provide assurances that any purchase or sale of securities by the Funds from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effective at the current market price.

For the year ended April 30, 2022, the Funds did not engage in purchase or sale of securities with affiliated funds under Rule 17a-7.

32

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

4. Capital Share Transactions

For the years ended April 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021

	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund:
Class Y
Sales	3,941,358	$41,130,908	2,995,532	$31,849,577
Reinvestments	3,401	35,378	3,787	40,247
Redemptions	(3,169,894)	(32,664,097)	(2,855,931)	(30,270,087)

Net increase	774,865	$8,502,189	143,388	$1,619,737

Pacific Capital Tax-Free Short Intermediate Securities Fund:
Class Y
Sales	562,263	$5,638,001	569,020	$5,854,474
Reinvestments	391	3,961	433	4,453
Redemptions	(591,817)	(6,004,296)	(995,774)	(10,228,156)

Net decrease	(29,163)	$(362,334)	(426,321)	$(4,369,229)

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired, which are typically three years from the tax filings.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments.

The following permanent differences as of April 30, 2022, primarily attributed to distribution in excess of earnings and profits, were reclassified among the following accounts:

	Total Distributable Earnings	Paid-in-Capital
Pacific Capital Tax-Free Short Intermediate Securities Fund	$2,064	$(2,064)

For the year ended April 30, 2022, there were no reclassifications for the Pacific Capital Tax-Free Securities Fund.

33

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

The tax character of distributions paid during the year ended April 20, 2022, were as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$331,448	$ —	$331,448	$5,953,539	$6,284,987
Pacific Capital Tax-Free Short Intermediate Securities Fund	32,313	2,063	34,376	613,565	647,941

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid during the year ended April 30, 2021, were as follows:

	Ordinary Income Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$8,691	$8,691	$6,618,175	$6,626,866
Pacific Capital Tax-Free Short Intermediate Securities Fund	4,035	4,035	729,885	733,920

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2022, the components of distributable earnings/(loss) on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Tax Exempt	Distributions Payable	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Pacific Capital Tax-Free Securities Fund	$(2,051,442)	$510,402	$(510,408)	$(6,045,282)	$—
Pacific Capital Tax-Free Short Intermediate Securities Fund	—	—	(38,846)	(907,975)	(92,860)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gain is reported as ordinary income for federal income tax purposes.

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation as of April 30, 2022 is as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$263,077,148	$1,863,423	$(7,908,705)	$(6,045,282)
Pacific Capital Tax-Free Short Intermediate Securities Fund	49,124,653	32,478	(940,453)	(907,975)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2022, any amount of losses elected within the tax return will not be recognized federal income tax purposes until May 1, 2022. For the year ended April 30, 2022, the Funds did not have late year ordinary loss deferrals. The Pacific Capital Tax-Free Securities Fund did not have capital loss deferrals. The Pacific Capital Tax-Free Short Intermediate Securities Fund deferred $61,050 of short-term capital loss deferrals and $31,810 of long-term capital loss deferrals to May 1, 2022.

34

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2022

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2022, the Funds’ capital loss carryforwards, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:

	Capital Loss Carryforward
	Short-Term	Long-Term
Pacific Capital Tax-Free Securities Fund	$2,051,442	$—

As of April 30, 2022, the Pacific Capital Tax-Free Short Intermediate Securities Fund did not have any capital loss carryfowards.

During the year ended April 30, 2022, the Pacific Capital Tax-Free Short Intermediate Securities Fund utilized $14,536 of prior year capital loss carryforwards.

6. Concentration of Credit Risk

The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of each of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (two of the funds constituting FundVantage Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the five years in the period ended April 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 27, 2022

We have served as the auditor of one or more Asset Management Group of the Bank of Hawaii investment companies since 2010.

36

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2022 were as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$331,448	$ —	$331,448	$5,953,539	$6,284,987
Pacific Capital Tax-Free Short Intermediate Securities Fund	32,313	2,063	34,376	613,565	647,941

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund is 100% and 100%, respectively.

The Pacific Capital Tax-Free Short Intermediate Securities Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

37

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Asset Management Group of Bank of Hawaii

At an in-person meeting held on March 14-15, 2022 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Asset Management Group of Bank of Hawaii (“AMG of BOH” or the “Adviser”) and the Trust (the “AMG of BOH Agreement”) on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”), Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund”) and Pacific Capital U.S. Government Money Market Fund (“Pacific Capital MMF”) (together the “Pacific Capital Funds”). At the Meeting, the Board considered the continuation of the AMG of BOH Agreement with respect to each Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by AMG of BOH in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “AMG of BOH 15(c) Response”) regarding (i) the services performed or to be performed by AMG of BOH for the Pacific Capital Funds, (ii) the composition and qualifications of AMG of BOH’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Pacific Capital Funds, (iv) investment performance, (v) the financial condition of Bank of Hawaii, of which AMG of BOH is a division thereof, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Pacific Capital Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG of BOH’s ability to service the Pacific Capital Funds, and (x) compliance with the Pacific Capital Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the AMG of BOH 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Pacific Capital Fund compared against its Lipper Index and its benchmark; compliance with the Pacific Capital Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from AMG of BOH invited to participate in the Meeting regarding AMG of BOH’s history, performance, investment strategy, and compliance program. Representatives of AMG of BOH responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Pacific Capital Funds and AMG of BOH, as provided by the terms of the Agreement, including the advisory fees under the Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

38

PACIFIC CAPITAL FUNDS

Other Information (Continued)

(Unaudited)

The Trustees considered the services provided by or to be provided by AMG of BOH to the Pacific Capital Funds. The Trustees considered AMG of BOH’s personnel and the depth of AMG of BOH’s personnel who provide investment management services to the Pacific Capital Funds and their experience. Based on the AMG of BOH 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by AMG of BOH are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Pacific Capital Funds are likely to benefit from the provision of those services, (iv) AMG of BOH has sufficient personnel, with the appropriate skills and experience, to serve the Pacific Capital Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Pacific Capital Funds is likely to continue under the Agreement.

The Board discussed AMG of BOH’s business continuity plan, and its ability to continue to manage the Pacific Capital Funds effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the Pacific Capital Funds (as applicable) and AMG of BOH. The Trustees reviewed historical performance charts which showed the performance of the Pacific Capital Funds as compared to their respective benchmark indices and Lipper categories for the year-to-date, one-year, three-year, five-year, and ten-year periods ended December 31, 2021, as applicable. The Trustees considered the short term and long term performance of the Pacific Capital Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Pacific Capital Tax-Free Securities Fund. The Trustees noted that the Pacific Capital TF Fund outperformed the Lipper Other States Intermediate Municipal Debt Funds Index for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 2021.

Pacific Capital Tax-Free Short Intermediate Securities Fund. The Trustees also noted that the Pacific Capital TFSI Fund underperformed the Lipper Other States Short-Intermediate Municipal Debt Funds Index for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 2021.

Pacific Capital US Government Money Market Fund. The Trustees further noted that the Pacific Capital MMF Fund had ceased operations during the period ended December 31, 2021 and therefore did not have relevant performance information to compare.

The Trustees concluded that the performance of each of the Pacific Capital Funds, as applicable, was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of AMG of BOH had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Pacific Capital Funds and any other ancillary benefit resulting from AMG of BOH’s relationship with the Funds.

The Trustees also reviewed information regarding the fees AMG of BOH charges to certain other clients and evaluated explanations provided by AMG of BOH as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Pacific Capital Funds versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by AMG of BOH are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by AMG of BOH.

39

PACIFIC CAPITAL FUNDS

Other Information (Concluded)

(Unaudited)

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Pacific Capital Funds:

Pacific Capital Tax-Free Securities Fund. The contractual advisory fee and net total expense ratio for the Fund were lower than the median of the contractual advisory fee and net total expense ratio of funds with a similar share class in the Lipper peer group with $250 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund.

Pacific Capital Tax-Free Short Intermediate Securities Fund. The contractual advisory fee and net total expense ratio for the Fund were lower than the median of the contractual advisory fee and net total expense ratio of funds with a similar share class in the Lipper peer group. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund.

Pacific Capital US Government Money Market Fund. The Trustees further noted that the Pacific Capital MMF Fund had ceased operations during the period ended December 31, 2021 and therefore did not have relevant fee and expense information to compare.

The Trustees considered the costs of the services provided by AMG of BOH, the compensation and benefits received by AMG of BOH in providing services to the Pacific Capital Funds, the profitability and certain additional information related to the financial condition of Bank of Hawaii, of which AMG of BOH is a division thereof. In addition, the Trustees considered any direct or indirect revenues received by affiliates of AMG of BOH.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Pacific Capital Funds grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. Because the Board concluded that economies of scale had not yet been achieved because AMG of BOH was currently waiving its entire advisory fee with respect to each of the Pacific Capital Funds, there was no need to consider whether the advisory fee adequately provided for the sharing of such economies with the Funds.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the AMG of BOH Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

40

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

41

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	32	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

42

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	32	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

43

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with

1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

44

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Investment Adviser

Asset Management Group of Bank of Hawaii

111 South King Street,

4th Floor, Honolulu, HI 96813

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PAC-0422

Polen Growth Fund

Polen Global Growth Fund

Polen International Growth Fund

Polen U.S. Small Company Growth Fund

Polen International Small Company Growth Fund

Polen Global Emerging Markets Growth Fund

Polen U.S. SMID Company Growth Fund

Polen Global SMID Company Growth Fund

of

FundVantage Trust

Institutional Class

Investor Class

Class Y

ANNUAL REPORT

April 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

POLEN CAPITAL MANAGEMENT

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Dear Shareholders,

Over the past year, we witnessed two distinct moods of investors as the world digested unprecedented and unexpected global events. While optimism prevailed in the second half of 2021 despite a growing wave of challenges, this sentiment pivoted starkly in 2022 when it was replaced by risk-averse behavior. This shift in investor sentiment largely favored the types of companies that do not meet the high-quality growth criteria of Polen Capital equity portfolios, thus impacting performance.

That said, we have managed client assets through a wide variety of circumstances over the years, including periods of stress and market volatility. In our experience, it is impossible to predict the direction of the macroeconomic environment and market preferences. This is precisely why we believe the most effective way to serve our clients is to focus on understanding the underlying fundamentals of a business and remain committed to our long-term investment principles.

Looking Back

In the second quarter of 2021, global equities enjoyed positive growth momentum amid expectations of a broader reopening of the global economy. As vaccination rates ticked up, the economic reopening allowed the market to settle into what we view as more normalized operations, where quality and fundamentals were better reflected in share price performance. At this stage, the U.S. Federal Reserve Board (the Fed) indicated inflation was likely to be transitory given that COVID-19-related supply chain disruptions and other production bottlenecks were deemed to be temporary.

In the third quarter of 2021, the unpredictability of COVID-19-related interruptions to the economy remained a challenge for businesses. Signs emerged that inflation could become stickier than previously expected. U.S. Treasury bond yields reached multi-year highs as a result. Markets started to prepare for central banks to tighten monetary policy and raise interest rates sooner than expected. The Delta variant of COVID-19 negatively impacted the global economic recovery and labor market conditions deteriorated in countries with lower vaccination rates. In China, the government adjusted its socioeconomic priorities and implemented new policies to strengthen data security regulation, restrict monopolies, and reform education. It targeted the lucrative after-school tutoring culture amid concerns that Chinese youth were facing too much academic pressure. The Chinese government banned private profit-making companies from teaching compulsory education subjects. The dramatic regulatory changes sent ripples of concern across China and beyond.

By the fourth quarter of 2021 some negative trends took hold. Another COVID-19 variant, Omicron, prompted additional lockdowns in some countries and restricted activities in the services sector. Supply chain issues continued, and energy prices and inflation tracked upwards, as did the expectation for rising interest rates. The regulatory changes in China negatively impacted Chinese securities in certain sectors. Despite these challenges, equity markets ended the year on a positive note, with investor sentiment generally buoyant and consumer spending trending positively as more services resumed regular operations.

However, in the first quarter of 2022, market sentiment shifted dramatically as several layers of uncertainty converged to dampen investor enthusiasm. We observed indiscriminate and broad market declines in the first months of 2022. Commodity prices soared in response to the Russia-Ukraine conflict and the subsequent sanctions placed on Russia. Information technology company valuations and valuations of long-duration assets, broadly speaking, declined substantially from their mid-pandemic heights. Meanwhile, commodity-oriented industrials and utility companies generally performed well during the quarter. In addition, the Fed’s admission of pervasive inflation only served to amplify concerns about the trajectory of monetary policy in the U.S., and central banks globally, including the Fed, enacted tightening measures.

We acknowledge that the dominant investment themes from 2022 have challenged our investment style, particularly the swift change in investor sentiment and the rotation away from growth-oriented stocks towards more cyclical and commodity-oriented companies. Typically, Polen Capital portfolios do not own cyclical or commodity-oriented companies whose performance is impacted by fluctuations in the macroeconomic environment.

Our consistent and disciplined investment approach keeps us focused on what we view as the most sustainable growth companies. We prefer financially sound, growth companies that have the potential to consistently and repeatedly deliver value to their key stakeholders, have long runways for growth, and can self-fund their growth without significant external financing. We also emphasize capital-light businesses that we think are not very resource-intensive and offer differentiated, demanded products and/or differentiated, value-added services.

POLEN CAPITAL MANAGEMENT

Annual Investment Adviser’s Report (Continued)

April 30, 2022

(Unaudited)

This investment focus allows us to construct robust portfolios, owning only what we believe are financially superior, competitively advantaged, and durable businesses with distinct value. And, during periods where the market does not seem to discriminate based on company fundamentals, it offers us opportunities to own compelling businesses trading at a discount to what we see as their long-term intrinsic value. Over time, we believe investors in these companies benefit from the long-term effects of compounding.

Going Forward

In a 1987 letter to Berkshire Hathaway shareholders, Warren Buffett stated that “in the short run, the market is a voting machine but in the long run, it is a weighing machine.” While simple, we believe the metaphor is remarkably accurate. It implies that the market can behave like an (often irrational) electoral contest in the short term, determining a company’s share price based on how popular or unpopular it appears at the time. When markets behave like a voting machine, they tend to ignore a business’ underlying fundamentals and are driven by speculation, sentiment, and other exogenous factors. In the long run, however, we believe markets behave like a weighing machine, meaning that equity prices eventually reflect the fundamental characteristics of a business. As we make progress through the year, we believe that understanding the differences between the two stock market machines will be essential to navigating the current investment landscape.

While many factors can impact short-term share price movements, we believe the fundamental performance of businesses—particularly earnings growth and cash flows—ultimately drives investment returns in the long run. In our experience, when an investor extends their timeline beyond quarters and into years, the short-term rotations responsible for driving quarterly performances tend to fade into the background while solid fundamentals, which are the backbone of our investment focus, take the spotlight.

Thank you for investing with Polen Capital and placing your trust in us.

Sincerely,

The Small Company Growth Team
The Large Company Growth Team		Polen U.S. Small Company Growth Fund &
Polen Growth Fund:		Polen U.S. SMID Company Growth Fund:

Dan Davidowitz	Brandon Ladoff	Rayna Lesser Hannaway

Polen Global Growth Fund:		Polen International Small Company Growth Fund:

Damon Ficklin	Jeff Mueller	Rob Forker	Troy Renauld

Polen International Growth Fund:		Polen Global SMID Company Growth Fund

Todd Morris	Daniel Fields	Rob Forker

POLEN CAPITAL MANAGEMENT

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

The Emerging Markets Growth Team
Polen Global Emerging Markets Growth
Fund:

Damian Bird	Dafydd Lewis

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

•

Early in the period, continued optimism about a reignited global economy, vaccine progress, and generally positive company earnings reports appeared to bolster markets. Throughout the year, however, investors digested the emergence of COVID-19 variants, mounting inflation concerns, and speculation about the trajectory of monetary policy. We also observed a general preference for more cyclically oriented investments, which we typically do not own.

•	Sentiment turned broadly risk-averse in the first quarter of 2022 as central banks raised interest rates to combat high inflation and unexpected geopolitical issues surfaced.

•

For the fiscal year ended April 30, 2022, the Polen Growth Fund’s (the “Fund”) Institutional share class returned -15.68% net of fees versus the Russell 1000 Growth Index and S&P 500 Index, which returned -5.34% and 0.21%, respectively.

•

Since inception on September 15, 2010 to April 30, 2022, the Fund’s Institutional share class returned on an annualized basis 15.04% net of fees versus 16.24% and 14.10% for the Russell 1000 Growth Index and the S&P 500 Index, respectively.

  The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Gartner, Microsoft, and UnitedHealth Group.

Gartner demonstrated favorable growth in contract value and revenue across its segments. We believe Gartner has fully integrated the Corporate Executive Board (CEB) advisory company business it acquired a few years ago (renamed Gartner Business Services), which puts the company in a good position to potentially grow its earnings at a strong double-digit rate over the next few years. In the first quarter of 2022, we trimmed our positions in certain companies whose valuations had risen, including Gartner.

Microsoft benefited from increased demand for productivity tools during the pandemic with more people working from home, and it remains a beneficiary of accelerated digital opportunities in a post-pandemic era. The company reported a nearly 22% year-over-year increase in revenue in the third quarter of 2021. It maintains its momentum as a leading provider of cloud-based productivity solutions across different parts of the technology stack and various applications.

UnitedHealth Group is the largest health insurer in the U.S. and is also the largest provider of primary care in the U.S. Revenue has continued to grow at an elevated low double-digit pace (14.2% year-over-year in 1Q 2022). The company’s key revenue drivers, UHC Medicare, UHC Medicaid, and OptumHealth, are all executing well, according to our research. We believe it remains well positioned as the largest, most integrated health insurer and care provider in the U.S.

Top Detractors:

Amazon, Netflix, and Meta Platforms were the top absolute detractors for the period.

Amazon’s challenge is to surpass the substantial revenue windfall it achieved in 2020 because of the higher demand for its products and services during COVID-19. At the same time, it needs to manage supply chain disruptions, wage inflation, higher gas prices, and investments it made to fulfill unusually high demand that has since subsided. We feel these challenges are short-term and transitory. Our view of long-term growth and margin expansion potential for Amazon remains unchanged, and the valuation has only become more attractive. If our expectations for free cash flow growth over the next five years materialize, Amazon has the potential to deliver among the highest returns across our Polen Growth Fund.

Netflix recorded robust results for the last quarter of 2021, but management issued guidance for muted net new subscriber additions in early 2022. We have also seen subscriber growth become very challenged thus far in 2022. In terms of current subscribers, viewership and retention remain solid, suggesting to us that competition is unlikely to be the primary cause of subscriber weakness. However, we are seeking to better understand the significance of Netflix’s password sharing issue and the higher-than-

POLEN GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

expected correlation between new subscriber growth to internet TV households. In our view, Netflix’s long-term subscriber opportunity remains unchanged, but we are working to determine whether medium-term revenue growth can reaccelerate.

Meta Platforms (formerly Facebook) had solid, but slightly lower-than-expected revenue growth in the last quarter of 2021 but guided to a significant slowdown in revenue growth for the first quarter of 2022. Meta called out TikTok as a competitor for people’s time and attention, implying the short-form video platform contributed to the slowdown. The statement stoked fears that a decline in the company’s user engagement and value proposition could erode its advertising revenue growth and market share. Although TikTok may be diverting consumers’ attention away from many other forms of digital media, including Facebook and Instagram, we believe that it has mostly expanded social media options including for Meta’s TikTok competitor called Reels. Meta’s user engagement has been stable, even on the very mature core Facebook app, and management noted that time spent on the platform is growing even in the more mature U.S. market. In our view, Meta’s core family of apps (Facebook, Instagram, and WhatsApp) remain attractive and well-positioned for future growth from digital advertising. We believe Meta’s heavy investment and major push in strategy, capital deployment, and innovation are likely to keep earnings growth below what we would have otherwise expected in the medium term but represent an important strategic initiative where the company has a multi-year head start and has already shown progress.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Growth Fund Institutional Class Shares vs Russell 1000®Growth Index and S&P 500® Index

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Institutional Class	-15.68%	11.13%	15.40%	13.96%
S&P 500® Index	0.21%	13.85%	13.64%	13.66%
Russell 1000® Growth Index	-5.34%	16.68%	17.26%	15.56%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Investor Class Shares vs Russell 1000®Growth Index and S&P 500® Index

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Investor Class	-15.90%	10.85%	15.10%	13.68%
S&P 500® Index	0.21%	13.85%	13.64%	13.66%
Russell 1000® Growth Index	-5.34%	16.68%	17.26%	15.56%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” as stated in the current prospectus dated September 1, 2021, are 0.96% for the Institutional Class shares and 1.21% for the Investor Class shares, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser on or after January 1, 2017 with respect to the Fund for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

•

In the second half of 2021, COVID-19-related labor shortages and supply chain constraints pushed consumer prices higher. Global markets faced persistent inflation, tightening monetary policy, heightened geopolitical risk, and the elevated uncertainty of China’s policy shifts. We also observed a general rotation away from growth stocks.

•	In the first quarter of 2022, a swift change in interest rate expectations and heightened geopolitical risk led to broad-based equity market declines and risk-averse sentiment.

•	While short-term share price movements do not always reflect the fundamentals, we feel confident that markets will begin to discern the underlying quality and growth of the companies we own.

•

For the fiscal year ended April 30, 2022, the Polen Global Growth Fund’s (the “Fund”) Institutional share class returned -17.08% net of fees versus the MSCI All Country World Index, which returned -5.44%.

•	Since inception on December 30, 2014 to April 30, 2022, the Fund’s Institutional share class returned on an annualized basis 11.40% net of fees versus 8.14% for the MSCI All Country World Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Microsoft, Aon and Nestle.

Microsoft continued to enjoy an acceleration in its fundamentals because of the increased digitization worldwide. Most companies are searching for ways to become more digital, and the company is well-positioned to provide the solutions these companies seek. Many of Microsoft’s business segments benefited from the COVID-19 environment, notably Microsoft 365 (Teams, Azure, Windows virtual desktop and security), Windows OS, Surface and gaming. Microsoft was among the top performers for the Fund. As a result, the company became more fully priced and we reduced it from our largest position within the Fund to a more average active weight.

We purchased Aon during the second quarter of 2021. The business has performed well after Aon and Willis Towers Watson mutually agreed to terminate their merger agreement due to possible litigation by the U.S. Department of Justice. After the merger termination, we conducted our ongoing research and monitoring process and continued to see attractive growth drivers for the stand-alone enterprise. We highly regard both Aon’s management team and believe they are skilled capital allocators. Eighty percent of Aon’s business is non-discretionary, as insurance and many of the company’s other solutions are necessary costs of doing business.

Nestle continues to enjoy competitive advantages related to its scale, distribution, and brand equity. We think the management team has positioned the business for success in recent years, with several divestitures along the way and believe the company is still likely to deliver consistent results. Our research indicates that the company is managing the current environment well, putting up robust organic revenue growth and benefitting from a trend that is likely to stick for years—hybrid/working from home. Working from home is leading to increased consumption of many Nestle products that span the socioeconomic spectrum, which also includes pet care products from increased pet adoption.

Top Detractors:

Align Technology, PayPal, and Autodesk were the top absolute detractors for the period.

Despite the recent share price pressure, we think Align Technology’s business continues to de-risk as it grows and exhibits increasing returns to scale. The business prints unique clear orthodontic aligners. While these are expensive and somewhat discretionary products and treatments can be deferred during challenging economic times, it seems competitors realize how difficult it is to compete with this market-leading, globally scaled, and well-managed company. We applaud management’s business

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

stewardship. While near-term growth may slow on tough comparison and a more challenging economic environment, Invisalign has only penetrated roughly 10% of the addressable market, and we think the long-term growth opportunity remains compelling.

After PayPal reported third-quarter 2021 results, we conducted further diligence on the company regarding the guidance changes, future strategies, and the news surrounding the potential Pinterest deal. Our analysis increased our confidence in management’s direction and ability to exploit its competitive advantages in digital payments. However, our confidence in management declined following their fourth-quarter results, which included a business strategy change, disappointing 2022 guidance, and the removal of significant long-term guidance elements. We exited our position completely based on these factors.

Autodesk has generally reported favorable results, but management recently provided lower-than-expected guidance, noting supply chain issues, inflation pressures on its customer margins, global labor shortages, and complications from rolling and unpredictable global COVID-19 lockdowns. In aggregate, these issues mean that fewer client projects have been completed, despite high end-market demand. While each of the noted factors presents real challenges in the near term, we think the lower share price provides an opportunity for long-term investors.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN GLOBAL GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	-17.08%	7.62%	12.38%	11.40%
MSCI All Country World® Index (“ACWI”) (Net Dividend)	-5.44%	9.41%	9.44%	8.14	%**

*	The Polen Global Growth Fund (the “Fund” ) Institutional Class shares commenced operations on December 30, 2014.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN GLOBAL GROWTH FUND

Performance Data (Continued)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Global Growth Fund Investor Class Shares vs MSCI All Country World® Index (“ACWI”) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	5 Years	Since Inception*
Investor Class	-17.30%	7.36%	12.10%	11.49%
MSCI All Country World® Index (“ACWI”) (Net Dividend)	-5.44%	9.41%	9.44%	8.65	%**

*	The Polen Global Growth Fund (the “Fund”) Investor Class shares commenced operations on July 6, 2015.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2021, are 1.01% and 1.06%, respectively, for the Institutional Class shares and 1.26% and 1.31%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

POLEN GLOBAL GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

The Fund evaluates its performance as compared to that of the MSCI ACWI (Net Dividend), which captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,937 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN INTERNATIONAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

•

Broadly speaking, international markets digested mounting inflation, supply chain woes, and a general preference for more cyclical investments, an area of the market to which the Polen International Growth Fund (the “Fund”) does not typically have exposure.

•	In July 2021, Chinese policymakers introduced new regulations focusing on the for-profit education sector that disrupted markets and affected our Chinese holdings.

•

As geopolitical tensions intensified in the first quarter of 2022, investors became more risk-averse. Higher inflation increased the possibility of tighter-than-expected monetary policies by global central banks, and equities declined as a result.

•	For the fiscal year ended April 30, 2022, the Fund’s Institutional share class returned -21.59% net of fees versus the MSCI All Country World Index (ex-US), which returned -10.31%.

•

Since inception on December 30, 2016 to April 30, 2022, the Fund’s Institutional share class returned on an annualized basis 7.05% net of fees versus 6.63% for the MSCI All Country World Index (ex-US).

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Aon, ICON, and Bunzl.

Aon is a world-leading insurance brokerage based in Ireland. We believe it managed its operations well during the COVID-19 pandemic and exhibited attractive growth. The Ireland-based company tends to benefit from inflation through its data-focused approach to selling and distributing insurance solutions on a recurring basis. Through data analysis, Aon offers insights to intelligently match buyers with sellers. Its business is asset-light and cash-generative, and the company has the ability to return capital to shareholders regularly. Over the last decade, the company has repurchased a third of all outstanding shares.

ICON is an Ireland-based contract research organization (CRO) that provides outsourced drug trial services in the pharmaceutical and biotech industries. We believe the company is critical to its customers’ operations and, as a result, retains its business and delivers high margins. As a global leader in healthcare intelligence and CRO solutions, we think ICON is well-positioned for the future of clinical trials. ICON continues to experience robust demand for its primary offering, the provision of drug trial administration services for pharmaceutical companies. The pandemic created additional demand for ICON’s services, and this trend may persist for years. Although there has been noise around the biotech funding environment, ICON recently addressed concerns, saying it had not seen any indication of a biotech funding slowdown.

Bunzl: Bunzl is a business-to-business (B2B) distribution and outsourcing services company. It is essentially a one-stop-shop for other businesses, procuring and delivering low-cost, often bulky yet mission-critical items to their customers. 2021 was another favorable year as the firm’s diversification strategy led to strong overall performance and heightened deal activity. Its diversification strategy across end markets, geographies, and even products has continued to be a driver of growth. The pandemic has created additional tailwinds that should drive incremental growth near- to intermediate-term, and continued investment in digital and sustainability initiatives should drive growth longer-term.

Top Detractors:

New Oriental Education, Evolution AB, and Tencent were the top absolute detractors for the period.

New Oriental Education is the largest private educational services provider in China. During the period, the Communist Party leadership flagged the pressure exerted on Chinese youth, voicing an aim to reduce after-school homework and time spent with tutors. The stock declined after policymakers implemented new rules in July 2021, which effectively turned Chinese tutoring companies into

POLEN INTERNATIONAL GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

non-profits. Based on our research of companies in the industry and the Chinese education sector, we believed that expropriation by the government was highly unlikely. As soon as the prospects of expropriation entered the public conversation, we sold our position in New Oriental Education entirely.

Evolution AB is a service provider to the online gambling industry based in Sweden. The company grew its earnings robustly in 2021. Considered a higher-growth stock, Evolution was negatively affected by the market’s tilt to value stocks in the first quarter of 2022. In the coming decades, it seems likely that digital gaming may comprise most global gross gaming receipts. Currently, digital gaming accounts for less than 10%. We remain optimistic about the long-term opportunities in gaming and the adoption of digitization, which we believe is in the early stages of a long transition. In our view, Evolution could be the leading solution provider for this transition.

Tencent is the world’s largest video game platform and a central hub for more than one billion people. Its reach spans far beyond gaming to include social media, entertainment content, and payments. As a leading consumer internet company in China, Tencent faced uncertainty around how much regulatory changes could affect its operations, which seemed to dampen investor sentiment.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN INTERNATIONAL GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen International Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	-21.59%	-0.18%	4.44%	7.05%
MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)	-10.31%	4.30%	4.94%	6.63	%**

*	The Polen International Growth Fund (the “Fund” ) Institutional Class shares commenced operations on December 30, 2016.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN INTERNATIONAL GROWTH FUND

Performance Data (Continued)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen International Growth Fund Investor Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	5 Years	Since Inception*
Investor Class	-21.84%	-0.45%	4.18%	5.26%
MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)	-10.31%	4.30%	4.94%	5.59	%**

*	The Polen International Growth Fund (the “Fund”) Investor Class shares commenced operations on March 15, 2017.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2021 are 1.04% and 1.10%, respectively, for the Institutional Class shares and 1.29% and 1.35%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the MSCI ACWI (ex-USA) (Net Dividend), which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,311 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN INTERNATIONAL GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

• Toward the end of 2021, COVID-19-related uncertainty affected the direction of equity markets. Supply chain constraints, inflationary pressures, and heightened geopolitical risk contributed to volatility.

• A preference for more cyclical commodities companies that typically do not meet our investment criteria dominated market behavior during the first quarter of 2022.

• While the uncertain and volatile macroeconomic environment may result in slower near-term economic growth, we continue to see an exciting and attractive runway for our companies over the long term. This is particularly notable in the context of recent market movements.

• For the fiscal year ended April 30, 2022, the Polen U.S. Small Company Growth Fund’s (the “Fund”) Institutional share class returned -29.11% net of fees versus the Russell 2000 Growth Index, which returned -26.44%.

• Since inception on November 1, 2017 to April 30, 2022, the Fund’s Institutional share class returned on an annualized basis 7.88% net of fees versus 5.53% for the Russell 2000 Growth Index

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Endava, Qualys, and AMN Healthcare Services.

Demand for information technology consulting firm Endava’s digital product strategy and design expertise accelerated during the period as the company’s clients sought to improve their customers’ and employees’ digital experience. Integration of the company’s recent acquisitions appears to be progressing smoothly, and Endava continues to look for additional small acquisitions in line with its broader mergers and acquisition strategy.

Qualys, an information technology security company, recently experienced a slight acceleration in revenue in response to heightened cybersecurity concerns. We believe that the demand for cybersecurity software is likely to keep expanding. In our view, there is more urgency for buyers to engage with companies like Qualys that offer secure offerings, especially due to recent high-profile geopolitical tensions. The company should be well-positioned to benefit from this trend thanks to its recent investments in sales and marketing.

AMN Healthcare Services is the nation’s largest healthcare staffing provider. With clinical labor shortages, high churn at hospitals, and high hospital utilization as baby boomers age, demand should remain strong for AMN’s services. Broadly speaking, labor shortage trends that are driving demand for AMN’s services are seemingly a result of a more permanent supply/demand issue for nurses, doctors, and other healthcare professionals. We feel the severe shortages of labor in the healthcare industry combined with changing preferences of the healthcare workforce put AMN in a better position to help their client partners fill critical roles and deliver patient care.

Top Detractors:

Olo, Fox Factory, and Duck Creek Technologies were the top absolute detractors for the period.

Olo is a premier business-to-business (B2B) software partner for restaurants transitioning to the new normal of digital orders. The company made its public debut in March 2021, and we initiated a position in the third quarter of 2021. In the fourth quarter of 2021, the stock traded lower despite robust business performance, which we viewed as an opportunity. We think Olo has a leading competitive position in a large total addressable market and can expand its solutions across various verticals over time.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

Fox Factory is best known for its off-road racing suspension products. We believe its management team is clear and consistent about what will drive value and durable growth for its business. Despite supply chain, COVID-19, and operational challenges, the company has been one of our top performers since the Fund’s inception. We added to our position over the first quarter of 2022 because we believe the company is attractively valued.

Duck Creek Technologies has one of the few scalable, cloud-based core systems on the market that serves property and casualty insurance carriers. The company’s share price has recently come under pressure, along with most SAAS software companies. However, we see no changes to its favorable business fundamentals. We took advantage of Duck Creek’s relatively lower share price to effectively deploy capital by adding to our position in the company in the fourth quarter of 2021.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen U.S. Small Company Growth Fund Institutional Class Shares vs Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	Since Inception*
Institutional Class	-29.11%	4.15%	7.88%
Russell 2000® Growth Index	-26.44%	4.14%	5.53%**

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on November 1, 2017.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN U.S. SMALL COMPANY GROWTH FUND

Performance Data (Continued)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen U.S. Small Company Growth Fund Investor Class Shares vs Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	Since Inception*
Investor Class	-29.31%	3.91%	6.02%
Russell 2000® Growth Index	-26.44%	4.14%	5.93%**

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Investor Class shares commenced operations on February 8, 2019.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN U.S. SMALL COMPANY GROWTH FUND

Performance Data (Continued)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen U.S. Small Company Growth Fund Class Y Shares vs Russell 2000® Growth Index

Total Returns for the Period Ended April 30, 2022
Since Inception†*
Class Y	-27.40%
Russell 2000® Growth Index	-24.28%**

†	Not Annualized.
*	The Polen U.S. Small Company Growth Fund (the “Fund”) Class Y shares commenced operations on June 1, 2021.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2021 as supplemented January 26, 2022, are 1.34% and 1.10%, respectively, for the Institutional Class shares, 1.59% and 1.35%, respectively, for the Investor Class shares and 1.34% and 1.00%, respectively, for the Class Y shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Effective May 1, 2021, Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% with respect to Institutional Class and Investor Class shares and 1.00% with respect to Class Y shares (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). Prior to May 1, 2021 the Expense Limitation was 1.25% with respect to Institutional Class and Investor Class shares. The Expense Limitation will remain in place until August 31, 2022 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

POLEN U.S. SMALL COMPANY GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

The Fund evaluates its performance as compared to that of the Russell 2000® Growth Index, which is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund invests in securities of small-capitalization companies, which may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

•

During the period, broadly speaking, international markets digested mounting inflation, supply chain woes, and a general preference for more cyclical investments, an area of the market to which the Polen International Small Company Growth does not typically have exposure.

•

While global economic activity was generally favorable at the end of 2021, pandemic-related supply chain issues, higher inflation, and concerns over tightening monetary policy by global central banks sparked an equity market sell-off in the first quarter of 2022. Heightened geopolitical risk also weighed on equity markets broadly.

•

Over shorter periods of time, many factors can impact stock-price movements. It is our belief, however, that the underlying fundamentals of a company and its ability to grow its earnings and cash flow should drive positive stock performance over the long term.

•	For the fiscal year ended April 30, 2022, the Fund’s Institutional share class returned -28.09% net of fees versus the MSCI ACWI ex-USA Small Capitalization Index, which returned -10.53%.

•

From inception on December 31, 2018 to April 30, 2022, the Fund’s Institutional share class returned on an annualized basis 6.49% net of fees versus 10.19% for the MSCI ACWI ex-USA Small Capitalization Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Endava, Technology One, and Auto Trader Group.

Endava is an information technology consulting company. It has enjoyed growing demand for its digital product strategy and design expertise as its clients sought to improve their customers’ and employees’ digital experience. Endava experienced robust organic growth across all regions and business niches with increased demand from existing and new clients during the period. Endava’s ability to attract, train, and retain talented engineers and consultants continued to impress us, as demonstrated by its strong recruitment and retention results.

Technology One is an Australian software company headquartered in Brisbane. The company executed well during the period. In the fourth quarter of 2021, we reduced our position in the company, selling the proceeds of the trim to fund additional opportunities.

Auto Trader is the U.K.’s leading online automotive marketplace. We think the company has been highly innovative and made significant improvements to streamline buying and selling a used vehicle online. The company has more recently benefitted from strong demand in the used car market.

Top Detractors:

Netcompany, Fevertree Drinks, and Smaregi were the top absolute detractors for the period.

We believe Netcompany has an impressive track record of helping its public and private sector clients digitize key processes, business functions, workflows, and systems. Netcompany began in Denmark, where it has established its track record and dominant position. Over the past few years, Netcompany has expanded through acquisitions into northern Europe. In late 2021, Netcompany made its largest-ever acquisition of Intrasoft, which expanded its presence into Western Europe. As long-term owners, we commend management for its long-term thinking and its recognition and execution in expanding outside of its core market of Denmark. While Netcompany’s share price has been swept up in the sell-off of technology companies, we believe that Netcompany has a long runway to compound from here, driven by demand across its Core and Intrasoft segments and continued margin accretion.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

Fevertree Drinks is a U.K.-based producer of premium drink mixers, including tonic water and ginger beer. The company sells its products at bars, restaurants, hotels, supermarkets, liquor stores, and e-commerce platforms worldwide. Over the last two decades, the company effectively created the premium mixer category and is the number one valued global premium mixer brand. Fevertree has a clear leadership position in the U.K. and U.S. and consistently expands its market share in each new market that it enters. Share prices may have been pressured over the period due to headwinds on margins from the incremental cost of shipping sourcing products globally. We view these challenges as temporary.

Smaregi provides cloud-technology services, particularly for point-of-sale cash registers and software operated by small- and medium-sized Japanese businesses. The company has recently invested heavily in advertising, affecting operating margins. While we continue to believe in this company’s potential, our confidence in management’s ability to drive value creation has waned. We exited the position and used the capital from this sale to invest in what we believed to be better investment opportunities.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen International Small Company Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	Since Inception*
Institutional Class	-28.09%	1.10%	6.49%
MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)	-10.53%	7.01%	10.19%**

*	The Polen International Small Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on December 31, 2018.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Performance Data (Continued)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen International Small Company Growth Fund Investor Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	3 Years	Since Inception*
Investor Class	-28.29%	0.85%	3.90%
MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)	-10.53%	7.01%	7.85%**

*	The Polen International Small Company Growth Fund (the “Fund”) Investor Class shares commenced operations on February 8, 2019.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2021, are 1.99% and 1.25%, respectively, for the Institutional Class shares and 2.24% and 1.50%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the MSCI ACWI (ex-USA Small Cap) (Net Dividend), which captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,334 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

•	During the period, emerging markets were affected by increased regulatory scrutiny from Chinese policymakers and the various ways that countries handled the emergence of new COVID-19 variants.

•

Companies across the globe experienced rising cost pressures in response to surging inflation. Geopolitical tensions resulted in global supply chain shocks, higher interest rates, and tighter monetary policy by global central banks.

•

For the fiscal year ended April 30, 2022, the Polen Global Emerging Markets Growth Fund’s (the “Fund”) Institutional share class returned -28.85% net of fees versus the MSCI Emerging Markets Index, which returned -18.33%.

•	Since inception on October 16, 2020 to April 30, 2022, the Fund’s Institutional share class returned on an annualized basis -15.85% net of fees versus -0.72% for the MSCI Emerging Markets Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Mobile World, Titan, and United Spirits.

Mobile World—headquartered in Vietnam—achieved favorable results over the period and continued to benefit from secular growth trends. More broadly, Vietnamese equities outperformed several other emerging market nations over the period.

Titan, an Indian jewelry company, performed surprisingly well in 2021 despite India’s high number of COVID-19 cases during the pandemic. Unlike other industries where lockdowns led to a permanent loss of business, demand in the jewelry segment was only delayed. As such, we expect Titan’s earnings to continue recovering as the impact of the pandemic abates.

United Spirits, an Indian alcohol spirits company, performed well throughout the period, and we remain confident in its long-term growth opportunity. We believe it remains well-positioned in the underpenetrated, fast-growing segment of premium spirits.

Top Detractors:

Yandex, Tencent Music, and VK were the top absolute detractors for the period.

Yandex, the “Google” of Russia, and VK, which dominates social media and gaming platforms in Russia, came under pressure along with the rest of the Russian market concerning geopolitical concerns related to Ukraine. Several nations imposed strict sanctions against the Russian government in response to the invasion, sparking a sharp market selloff. As a result, shares of Yandex and VK faced selling pressure even though they were not directly affected by sanctions.

Tencent Music, a Chinese music streaming company, experienced share price weakness during the period. Alongside the general regulatory concerns in China, we believe this was partly due to the softness in its social entertainment and live-streaming business, which accounts for a meaningful portion of company revenues. However, in our view, the company’s real value lies in its music business. Tencent Music has over 600 million users, but only around 11% of customers pay for its services. The ratio of paying users is rapidly increasing but still short of the 20-30% we expect it to reach in the coming years and well below Spotify’s 45% user rate. We expect Tencent Music’s streaming revenue to rise rapidly in the next three to five years, supported by a rise in paying users and a higher monthly subscription price, which is currently just over one U.S. dollar.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global Emerging Markets Growth Fund Institutional Class Shares vs MSCI Emerging Markets Index (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	Since Inception*
Institutional Class	-28.85%	-15.85%
MSCI Emerging Markets Index (Net Dividend)	-18.33%	-0.72%**

*	The Polen Global Emerging Markets Growth Fund (the “Fund”) Institutional Class shares commenced operations on October 16, 2020.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2021, are 2.51% and 1.25%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until October 31, 2022 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the MSCI Emerging Markets Index (Net Dividend), which captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,398 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMID COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

•

COVID-19-related uncertainty negatively affected investor sentiment, as did China’s economic outlook. Supply chain constraints and inflationary pressures were amplified, while heightened geopolitical risk contributed to a more volatile U.S. equity market.

•

Toward the end of the period, broad-based selling of “risk” assets and a preference for the types of companies that typically do not meet our investment criteria dominated market behavior during the first quarter of 2022.

•

While the uncertain and volatile macroeconomic environment may result in slower near-term economic growth, we continue to see an exciting and attractive runway for our companies over the long term. This is particularly notable in the context of recent market movements.

•

For the fiscal year ended April 30, 2022, the Polen U.S. SMID Company Growth Fund’s (the “Fund”) Institutional share class returned -30.00% net of fees versus the Russell 2500® Growth Index, which returned -23.08%. Please note that the Fund was incepted on April 1, 2021.

•	Since inception on April 1, 2021 to April 30, 2022, the Fund’s Institutional share class returned on an annualized basis -24.03% net of fees versus -19.03% for the Russell 2500® Growth Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Generac, EPAM Systems, and Aspen Technology.

Generac provides power generation equipment for residential and commercial customers across the globe and has been a top performer over our holding period. While product demand is still strong, supply chain risks related to input costs and product availability have made the risk-reward profile unfavorable for us. We exited our position in the company in the fourth quarter of 2021.

EPAM Systems is a leading IT services provider facilitating digital transformation. The company performed well during the period. Largely in response to EPAM’s higher market capitalization, we exited the position in the first quarter of 2022. We sold EPAM before the Russia-Ukraine conflict began.

Aspen Technology, an asset optimization software company, is a company we’ve owned since the Fund’s inception. We anticipate business growth will likely accelerate in response to higher customer demand in many of the company’s key end markets. Although the company was previously affected by the pandemic, we believe it can continue to benefit from the strategic imperative for its customers to operate assets more efficiently and sustainably.

Top Detractors:

Farfetch, RH, and Etsy were the top absolute detractors for the period.

Farfetch is an e-commerce luxury retailer. In our view, the company underperformed as a reflection of short-term price movements rather than long-term growth prospects. We continue to believe Farfetch is well-positioned to capitalize on growth in e-commerce luxury retail because of its scale and carefully cultivated partnerships with leading luxury brands.

RH is a furniture store company with distinct brand recognition and a unique business model. Despite favorable operating results, the company’s stock price fell sharply over the first three months of 2022, which resulted in what we believed to be an attractive opportunity to add to our position. We are mindful that record inflation and rising interest rates are affecting the company. However, we feel comfortable in the management team’s ability to navigate these challenges, the power of the company’s brand, and its long-term potential.

POLEN U.S. SMID COMPANY GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

Etsy is a two-sided marketplace business and global platform for buying and selling unique and creative goods. After the pandemic, it experienced reopening challenges and lowered expectations for 2022, sounding cautious in areas including home furnishings. While we are monitoring the situation, in our view, the long-term potential for the business remains unchanged. We are also encouraged by Etsy’s ability to retain new customers it added during the pandemic and drive repeat purchases.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN U.S. SMID COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen U.S. SMID Company Growth Fund Institutional Class Shares vs Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended April 30, 2022
	1 Year	Since Inception*
Institutional Class	-30.00%	-24.03%
Russell 2500® Growth Index	-23.08%	-19.03%**

*	The Polen U.S. SMID Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on April 1, 2021.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2021, are 4.58% and 1.05%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.05% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the Russell 2500® Growth Index, which is an unmanaged index measuring the performance of the 2,500 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an Index.

POLEN U.S. SMID COMPANY GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund invests in securities of small or mid-capitalization companies. Small-capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs. Mid-capitalization companies are usually less stable in price and less liquid than larger, more established companies.

POLEN GLOBAL SMID COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Performance Summary:

•

Global economic activity was generally favorable at the end of 2021. However, pandemic-related supply chain issues, higher inflation, and concerns over tightening monetary policy by global central banks sparked an equity market selloff in the first quarter of 2022. Heightened geopolitical risk also weighed on equity markets broadly.

•	Investors moved away from growth stocks to cyclical and value stocks in a rising interest rate environment.

•

Over shorter periods of time, many factors can impact stock-price movements. It is our belief, however, that the underlying fundamentals of a company and its ability to grow its earnings and cash flow should drive positive stock performance over the long term.

•

Since inception on December 31, 2021 to April 30, 2022, the Polen Global SMID Company Growth Fund’s (the “Fund”) Institutional share class returned on an annualized basis -32.00% net of fees versus -13.41 % for the MSCI ACWI SMID Cap Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888 678-6024

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Cochlear, TMX Group, and Euronext.

Cochlear, the global leader in implantable hearing devices, continued to experience robust demand for its products and services. Its business was negatively affected in 2021 as COVID-19-related restrictions led to surgery deferrals, but unit volumes have since recovered in most parts of the world to exceed pre-COVID-19 levels. Cochlear has expanded its leadership position over the past few years through continued investments in innovation and market growth activities and we believe the company is well-positioned going forward.

TMX Group is the owner of the Toronto Stock Exchange and the Montreal Exchange. The company reported robust fourth-quarter and full-year 2021 results and has been exceeding our growth expectations. We feel that TMX has a powerful business model with its two-tiered public company ecosystem. With its venture exchange, expansion in its data and analytics business, as well as its strategic acquisitions, we believe TMX continues to be very skilled at reinvestment to create value.

Euronext is an Amsterdam-based leading exchange operator and has exposure to capital markets across Europe. This is a company that we have studied for years and have come to admire for both its attractive underlying businesses and management’s reinvestment of capital to acquire strategic assets throughout Europe. We capitalized on the recent market volatility and year-to-date decline in Euronext’s stock price to opportunistically initiate a position in what we consider a best-in-class company.

Top Detractors:

Etsy, Endava, and Globant were the top absolute detractors for the period.

E-commerce company Etsy experienced challenges following the “return to normal” after the pandemic. Management made a point of lowering expectations for 2022, sounding cautious in areas including home furnishings. While we are monitoring the situation, in our view, the long-term potential for the business remains unchanged. We are also encouraged by Etsy’s ability to retain new customers it added during the pandemic and drive repeat purchases.

Endava – Endava has benefited from the digital transformation trend and reported favorable results during the first quarter of 2022. That said, Endava shares have been swept up in the sell-off around technology stock and general risk-averse sentiment. We believe Endava’s future growth will be driven by the digital transformation space remaining strong in response to companies’ need to reinvent and reimagine themselves. This is work that we view as being non-discretionary. Digital maturity is, in our opinion, a requirement for business longevity. Our research shows Endava is well-positioned as the “employer of choice” in Central Europe, and this is reflected in its hiring performance – a key driver of growth.

POLEN GLOBAL SMID COMPANY GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

Globant is a leading global IT service provider. It continues to report robust quarterly and annual results, as the pandemic significantly accelerated the pace of digital transformation, driving revenue growth at Globant of almost 60% in 2021. A broader sell-off amid tech-oriented companies weighed on Globant shares during the period. That said, we remain confident that it is positioned to continue to grow as it expands its capabilities, customer pipeline, and demand for its products and services. Globant is becoming more global both in its workforce and its client base. It is also selling more to existing customers, and it continues to focus on leading in innovation, cutting-edge technology, and being a top place to work.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN GLOBAL SMID COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global SMID Company Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) SMID Cap Index (Net Dividend)

Total Returns for the Period Ended April 30, 2022
Since Inception†*
Institutional Class	-32.00%
MSCI All Country World® Index (“ACWI”) SMID Cap Index (Net Dividend)	-13.41%**

†	Not Annualized.
*	The Polen Global SMID Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on January 3, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated December 28, 2021, are 1.82% and 1.25%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the MSCI ACWI SMID Cap Index (Net Dividend), which captures mid and small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 7,789 constituents,

POLEN GLOBAL SMID COMPANY GROWTH FUND

Performance Data (Concluded)

April 30, 2022

(Unaudited)

the index covers approximately 28% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. The Fund is a recently formed mutual fund and has a limited history of operations.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant

POLEN GROWTH FUNDS

Fund Expense Disclosure

April 30, 2022

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2021 through April 30, 2022 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid
	November 1, 2021	April 30, 2022	Expense Ratio	During Period
Polen Growth Fund
Institutional Class[1]
Actual	$1,000.00	$ 737.30	0.98%	$4.22
Hypothetical (5% return before expenses)	1,000.00	1,019.93	0.98%	4.91
Investor Class[1]
Actual	$1,000.00	$ 736.30	1.23%	$5.30
Hypothetical (5% return before expenses)	1,000.00	1,018.70	1.23%	6.16

Polen Global Growth Fund
Institutional Class[2]
Actual	$1,000.00	$ 773.40	1.01%	$4.44
Hypothetical (5% return before expenses)	1,000.00	1,019.79	1.01%	5.06
Investor Class[2]
Actual	$1,000.00	$ 772.50	1.25%	$5.49
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.25%	6.26

POLEN GROWTH FUNDS

Fund Expense Disclosure (Continued)

April 30, 2022

(Unaudited)

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid
	November 1, 2021	April 30, 2022	Expense Ratio	During Period
Polen International Growth Fund
Institutional Class[3]
Actual	$1,000.00	$ 782.30	1.06%	$4.68
Hypothetical (5% return before expenses)	1,000.00	1,019.54	1.06%	5.31
Investor Class[3]
Actual	$1,000.00	$ 781.20	1.31%	$5.79
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.31%	6.56

Polen U.S. Small Company Growth Fund
Institutional Class[4]
Actual	$1,000.00	$ 620.10	1.10%	$4.42
Hypothetical (5% return before expenses)	1,000.00	1,019.34	1.10%	5.51
Investor Class[4]
Actual	$1,000.00	$ 619.30	1.34%	$5.38
Hypothetical (5% return before expenses)	1,000.00	1,018.15	1.34%	6.71
Class Y4
Actual	$1,000.00	$ 620.30	1.00%	$4.02
Hypothetical (5% return before expenses)	1,000.00	1,019.84	1.00%	5.01

Polen International Small Company Growth Fund
Institutional Class[5]
Actual	$1,000.00	$ 650.00	1.24%	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.24%	6.21
Investor Class[5]
Actual	$1,000.00	$ 648.80	1.49%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,017.41	1.49%	7.45

Polen Global Emerging Markets Growth Fund
Institutional Class[6]
Actual	$1,000.00	$ 756.40	1.24%	$5.40
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.24%	6.21

Polen U.S. SMID Company Growth Fund
Institutional Class[7]
Actual	$1,000.00	$ 610.30	1.05%	$4.19
Hypothetical (5% return before expenses)	1,000.00	1,019.59	1.05%	5.26

Polen Global SMID Company Growth Fund
Institutional Class[8]
Actual	$1,000.00	$ 680.00	1.25%	$3.39
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.25%	6.26

1

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 0.98% for Institutional Class and 1.23% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (26.27)% and (26.37)% for Institutional Class and Investor Class, respectively.

POLEN GROWTH FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2022

(Unaudited)

2

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.01% for Institutional Class and 1.25% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (22.66)% and (22.75)% for Institutional Class and Investor Class, respectively.

3

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.06% for Institutional Class and 1.31% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (21.77)% and (21.88)% for Institutional Class and Investor Class, respectively.

4

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.10% for Institutional Class, 1.34% for Investor Class and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (37.99%), (38.07%) and (37.97)% for Institutional Class, Investor Class and Class Y, respectively.

5

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.24% for Institutional Class and 1.49% for the Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (35.00)% and (35.12)% for Institutional Class and Investor Class, respectively.

6

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.24% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of (24.36)%.

7

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.05% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of (38.97)%.

8

Expenses are equal to an annualized expense ratio for the period beginning January 3, 2022, commencement of operations, to April 30, 2022 of 1.25% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (118), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual total return for the Fund of (32.00)%. For comparative purposes, the Hypothetical expenses are as if the Institutional Class had been in existence from November 1, 2021, and are equal to the Institutional Class annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Internet Content & Information	19.7%	$1,931,974,176
Credit Services	15.8	1,545,776,202
Software Application .	13.5	1,325,792,378
Software Infrastructure	12.6	1,228,918,117
Internet Retail	8.7	852,745,084
Information Technology Services	6.1	598,005,349
Medical Devices	6.0	591,383,408
Healthcare Plans	4.7	457,365,460
Drug Manufacturers - Specialty & Generic	2.6	258,713,568
Entertainment	2.3	224,340,212
Footwear & Accessories	2.2	217,302,594
Medical Instruments& Supplies	2.0	194,807,190
Diagnostics & Research	1.9	186,877,337

Total Common Stocks	98.1	9,614,001,075

Other Assets in Excess of Liabilities	1.9	184,186,506

NET ASSETS	100.0%	$9,798,187,581

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Morningstar Global Equity Classification System (“MGECS”).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 98.1%
Credit Services — 15.8%
Mastercard, Inc., Class A	1,818,109	$660,664,448
PayPal Holdings, Inc.*	3,192,477	280,714,503
Visa, Inc., Class A	2,835,815	604,397,251

		1,545,776,202

Diagnostics & Research — 1.9%
Illumina, Inc.*	629,959	186,877,337

Drug Manufacturers - Specialty & Generic — 2.6%
Zoetis, Inc	1,459,597	258,713,568

Entertainment — 2.3%
Netflix, Inc.*	1,178,505	224,340,212

Footwear & Accessories — 2.2%
NIKE, Inc., Class B	1,742,603	217,302,594

Healthcare Plans — 4.7%
UnitedHealth Group, Inc.	899,352	457,365,460

Information Technology Services — 6.1%
Accenture PLC, Class A	1,254,073	376,673,366
Gartner, Inc.*	761,769	221,331,983

		598,005,349

Internet Content & Information — 19.7%
Airbnb, Inc., Class A*	3,118,774	477,827,364
Alphabet, Inc., Class C*	364,397	837,868,954
Meta Platforms, Inc., Class A*	3,074,165	616,277,858

		1,931,974,176

Internet Retail — 8.7%
Amazon.com, Inc.*	343,070	852,745,084

Medical Devices — 6.0%
Abbott Laboratories	4,274,643	485,171,980
Align Technology, Inc.*	366,360	106,211,428

		591,383,408

	Number of Shares	Value
COMMON STOCKS — (Continued)
Medical Instruments & Supplies — 2.0%
Intuitive Surgical, Inc.*	814,071	$194,807,190

Software Application — 13.5%
Autodesk, Inc.*	1,889,850	357,710,808
DocuSign, Inc.*	2,271,711	184,008,591
salesforce, Inc.*	2,407,432	423,563,586
ServiceNow, Inc.*	754,046	360,509,393

		1,325,792,378

Software Infrastructure — 12.6%
Adobe, Inc.*	1,560,349	617,820,187
Microsoft Corp.	2,201,996	611,097,930

		1,228,918,117

TOTAL COMMON STOCKS (Cost $7,765,456,685)		9,614,001,075

TOTAL INVESTMENTS - 98.1% (Cost $7,765,456,685)		9,614,001,075
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%		184,186,506

NET ASSETS - 100.0%		$9,798,187,581

†	See Note 1. The industry designations set forth in the schedule above are those of the Morningstar Global Equity Classification System (“MGECS”).
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	20.7%	$116,061,151
Information Technology Services	19.5	108,573,451
Health Care Equipment & Supplies	11.2	62,866,372
Interactive Media & Services	11.0	61,214,116
Textiles, Apparel & Luxury Goods	7.7	43,188,001
Life Sciences Tools & Services	6.3	35,324,049
Internet & Direct Marketing Retail	4.5	25,184,403
Insurance	4.4	24,553,451
Food Products	4.1	22,993,077
Biotechnology	2.4	13,370,396
Hotels, Restaurants & Leisure	2.1	11,592,936
Entertainment	1.1	6,266,842

Total Common Stocks	95.0	531,188,245

Other Assets in Excess of Liabilities	5.0	27,849,502

NET ASSETS	100.0%	$559,037,747

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 95.0%
Australia — 2.4%
CSL Ltd.	70,057	$13,370,396

France — 2.6%
LVMH Moet Hennessy Louis Vuitton SE	22,794	14,750,802

Germany — 10.7%
adidas AG	76,812	15,489,847
SAP SE	232,133	23,525,752
Siemens Healthineers AG	388,293	20,762,006

		59,777,605

Ireland — 10.0%
Accenture PLC, Class A	67,527	20,282,410
ICON PLC*	156,156	35,324,049

		55,606,459

Switzerland — 4.1%
Nestle SA, Registered Shares	178,111	22,993,077

United States — 65.2%
Abbott Laboratories	252,384	28,645,584
Adobe, Inc.*	86,096	34,089,711
Align Technology, Inc.*	46,424	13,458,782
Alphabet, Inc., Class C*	21,103	48,522,761
Amazon.com, Inc.*	10,132	25,184,403
Aon PLC, Class A	85,258	24,553,451
Autodesk, Inc.*	118,179	22,368,921
Automatic Data Processing, Inc.	54,023	11,786,738

	Number of Shares	Value
COMMON STOCKS — (Continued)
United States — (Continued)
Mastercard, Inc., Class A	93,695	$34,046,889
Meta Platforms, Inc., Class A*	63,308	12,691,355
Microsoft Corp.	129,997	36,076,767
Netflix, Inc.*	32,921	6,266,842
NIKE, Inc., Class B	103,828	12,947,352
Starbucks Corp.	155,318	11,592,936
Visa, Inc., Class A	199,209	42,457,414

		364,689,906

TOTAL COMMON STOCKS (Cost $486,347,706)		531,188,245

TOTAL INVESTMENTS - 95.0% (Cost $486,347,706)		531,188,245
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%		27,849,502

NET ASSETS - 100.0%		$559,037,747

†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard (“GICS”).
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	16.1%	$45,516,213
Health Care Equipment & Supplies	12.1	34,015,597
Textiles, Apparel & Luxury Goods	11.7	33,428,148
Information Technology Services	11.5	32,644,718
Life Sciences Tools & Services	9.9	28,031,717
Insurance	9.5	26,751,391
Hotels, Restaurants & Leisure	5.2	14,682,742
Interactive Media & Services	4.1	11,537,114
Semiconductors & Semiconductor Equipment	3.6	10,068,133
Professional Services	3.1	8,657,970
Trading Companies & Distributors	2.7	7,541,394
Biotechnology	2.6	7,456,138
Internet & Direct Marketing Retail	2.5	7,172,732
Personal Products	2.0	5,656,964

Total Common Stocks	96.6	273,160,971

Other Assets in Excess of Liabilities	3.4	9,615,658

NET ASSETS	100.0%	$282,776,629

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 96.6%
Argentina — 2.5%
MercadoLibre, Inc.*	7,367	$7,172,732

Australia — 2.6%
CSL Ltd.	39,068	7,456,138

Canada — 1.5%
Shopify, Inc., Class A*	9,587	4,091,923

China — 5.9%
Shenzhou International Group
Holdings Ltd.	379,743	5,152,721
Tencent Holdings Ltd.	244,820	11,537,114

		16,689,835

France — 6.9%
Dassault Systemes SE	134,194	5,934,644
Kering SA	9,597	5,106,298
LVMH Moet Hennessy Louis Vuitton SE	13,286	8,597,840

		19,638,782

Germany — 15.4%
adidas AG	72,257	14,571,289
SAP SE	110,598	11,208,666
Siemens Healthineers AG	331,116	17,704,755

		43,484,710

Ireland — 23.7%
Accenture PLC, Class A	46,670	14,017,801
Experian PLC	250,706	8,657,970
ICON PLC*	123,919	28,031,717
Medtronic PLC	156,294	16,310,842

		67,018,330

Netherlands — 3.6%
ASML Holding NV	17,740	10,068,133

	Number of Shares	Value
COMMON STOCKS — (Continued)
Spain — 2.9%
Amadeus IT Group SA*	131,962	$8,269,124

Sweden — 5.2%
Evolution AB	143,109	14,682,742

Switzerland — 3.2%
Temenos AG, Registered Shares	90,751	9,160,931

United Kingdom — 11.5%
Bunzl PLC	195,471	7,541,394
Sage Group PLC (The)	2,093,584	19,211,972
Unilever PLC	121,681	5,656,964

		32,410,330

United States — 9.5%
Aon PLC, Class A	92,890	26,751,391

Uruguay — 2.2%
Globant SA*	29,010	6,265,870

TOTAL COMMON STOCKS (Cost $256,319,275)		273,160,971

TOTAL INVESTMENTS - 96.6% (Cost $256,319,275)		273,160,971
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%		9,615,658

NET ASSETS - 100.0%		$282,776,629

†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard (“GICS”).
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software Application	24.8%	$33,651,094
Software Infrastructure	15.6	21,108,871
Internet Retail	7.3	9,866,579
Medical Care Facilities	5.2	7,075,634
Auto Parts	5.1	6,923,118
Leisure	4.6	6,240,748
Health Information Services	4.6	6,204,330
Capital Markets	4.5	6,081,753
Insurance - Specialty	4.1	5,549,891
Insurance - Diversified	4.0	5,514,843
Medical Instruments & Supplies	3.1	4,273,342
Restaurants	3.1	4,162,417
Asset Management	2.7	3,663,406
Household & Personal Products	2.5	3,357,296
Recreational Vehicles	2.5	3,346,297

Total Common Stocks	93.7	127,019,619

Other Assets in Excess of Liabilities	6.3	8,526,777

NET ASSETS	100.0%	$135,546,396

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Morningstar Global Equity Classification System (“MGECS”).

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 93.7%
Asset Management — 2.7%
Hamilton Lane, Inc., Class A	53,418	$3,663,406

Auto Parts — 5.1%
Fox Factory Holding Corp.*	84,552	6,923,118

Capital Markets — 4.5%
Houlihan Lokey, Inc.	73,019	6,081,753

Health Information Services — 4.6%
Progyny, Inc.*	161,361	6,204,330

Household & Personal Products — 2.5%
Helen of Troy Ltd.*	15,651	3,357,296

Insurance - Diversified — 4.0%
Goosehead Insurance, Inc., Class A	95,927	5,514,843

Insurance - Specialty — 4.1%
Trupanion, Inc.*	87,235	5,549,891

Internet Retail — 7.3%
Farfetch Ltd., Class A*	250,648	2,807,257
Revolve Group, Inc.*	167,045	7,059,322

		9,866,579

Leisure — 4.6%
YETI Holdings, Inc.*	127,701	6,240,748

Medical Care Facilities — 5.2%
AMN Healthcare Services, Inc.*	72,385	7,075,634

Medical Instruments & Supplies — 3.1%
Warby Parker, Inc., Class A*	183,484	4,273,342

Recreational Vehicles — 2.5%
Malibu Boats, Inc., Class A*	66,540	3,346,297

Restaurants — 3.1%
Wingstop, Inc.	45,362	4,162,417

Software Application — 24.8%
Alarm.com Holdings, Inc.*	81,862	5,000,131

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software Application — (Continued)
Appfolio, Inc., Class A*	53,421	$5,548,305
BigCommerce Holdings, Inc.*	150,294	2,685,754
Bumble, Inc., Class A*	139,547	3,347,732
Duck Creek Technologies, Inc.*	223,947	3,567,476
Globant SA*	30,660	6,622,253
Olo, Inc., Class A*	363,175	3,882,341
Paylocity Holding Corp.*	15,805	2,997,102

		33,651,094

Software Infrastructure — 15.6%
Altair Engineering, Inc., Class A*	75,856	4,120,498
Blackline, Inc.*	81,866	5,489,115
Endava PLC, SP ADR*	31,455	3,164,373
Qualys, Inc.*	61,160	8,334,885

		21,108,871

TOTAL COMMON STOCKS (Cost $149,794,859)		127,019,619

TOTAL INVESTMENTS - 93.7% (Cost $149,794,859)		127,019,619
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.3%		8,526,777

NET ASSETS - 100.0%		$135,546,396

†	See Note 1. The industry designations set forth in the schedule above are those of the Morningstar Global Equity Classification System (“MGECS”).
*	Non-income producing.

PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology Services	19.2%	$4,711,864
Software	15.2	3,729,177
Specialty Retail	9.2	2,262,706
Interactive Media & Services	7.7	1,908,318
Capital Markets	6.6	1,607,468
Health Care Technology	6.5	1,580,501
Entertainment	5.1	1,257,756
Health Care Equipment & Supplies	4.8	1,173,531
Beverages	4.5	1,096,551
Real Estate Management & Development	3.8	945,347
Leisure Products	3.7	912,826
Semiconductors & Semiconductor Equipment	3.4	838,941
Internet & Direct Marketing Retail	2.8	684,660
Health Care Providers & Services	2.3	572,890
Life Sciences Tools & Services	2.1	525,606
Professional Services	1.2	285,053

Total Common Stocks	98.1	24,093,195

Other Assets in Excess of Liabilities	1.9	460,962

NET ASSETS	100.0%	$24,554,157

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 98.1%
Australia — 11.2%
Cochlear Ltd.	4,014	$646,525
Pro Medicus Ltd.	18,651	609,957
Technology One Ltd.	112,371	810,897
Temple & Webster Group Ltd.*	167,745	684,660

		2,752,039

Canada — 11.0%
Altus Group Ltd.	25,243	945,347
Kinaxis, Inc.*	7,959	880,747
TMX Group Ltd.	8,629	878,517

		2,704,611

Denmark — 3.6%
Netcompany Group A/S*	16,041	892,076

Finland — 4.9%
Musti Group Oyj	51,127	1,202,947

Germany — 13.4%
CompuGroup Medical SE & Co. KGaA	18,157	970,544
CTS Eventim AG & Co. KGaA*	18,325	1,257,756
MYT Netherlands Parent BV, ADR*	88,757	1,059,759

		3,288,059

Ireland — 3.1%
Keywords Studios PLC	24,705	746,810

Italy — 2.3%
Amplifon SpA	14,360	572,890

Japan — 5.8%
Benefit One, Inc.	18,800	285,053
Kakaku.com, Inc.	54,400	1,139,235

		1,424,288

Netherlands — 3.0%
Euronext NV	9,098	728,951

South Korea — 5.3%
Douzone Bizon Co. Ltd.	14,320	458,374
Koh Young Technology, Inc.	55,395	838,941

		1,297,315

	Number of Shares	Value
COMMON STOCKS — (Continued)
Sweden — 5.9%
Cellavision AB	16,785	$527,006
Thule Group AB (The)	26,316	912,826

		1,439,832

Switzerland — 2.1%
Tecan Group AG, Registered
Shares	1,749	525,606

United Kingdom — 20.8%
Auto Trader Group PLC	97,449	769,083
Endava PLC, SP ADR*	15,408	1,550,045
Fevertree Drinks PLC	48,360	1,096,551
GB Group PLC	94,809	687,083
Kin & Carta PLC*	346,394	1,006,754

		5,109,516

Uruguay — 5.7%
Globant SA*	6,520	1,408,255

TOTAL COMMON STOCKS (Cost $26,474,205)		24,093,195

TOTAL INVESTMENTS - 98.1% (Cost $26,474,205)		24,093,195
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%		460,962

NET ASSETS - 100.0%		$24,554,157

†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard (“GICS”).
*	Non-income producing.

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value

COMMON STOCKS:
Specialty Retail	13.6%	$2,540,795
Textiles, Apparel & Luxury Goods	12.7	2,357,940
Food Products	9.5	1,770,776
Internet & Direct Marketing Retail	9.2	1,729,311
Beverages	7.0	1,298,681
Entertainment	6.4	1,210,159
Hotels, Restaurants & Leisure	6.2	1,147,559
Banks	5.2	964,697
Software	5.0	940,435
Interactive Media & Services	3.2	593,203
Automobiles	3.0	571,271
Airlines	2.7	507,745
Personal Products	2.6	492,886
Food & Staples Retailing	2.3	421,874
Insurance	2.1	401,829
Household Durables	1.9	354,466
Semiconductors & Semiconductor Equipment	1.9	343,570

Total Common Stocks	94.5	17,647,197

Other Assets in Excess of Liabilities	5.5	1,018,381

NET ASSETS	100.0%	$18,665,578

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 94.5%
Argentina — 1.8%
MercadoLibre, Inc.*	347	$337,850

Brazil — 2.3%
Raia Drogasil SA	99,700	421,874

Cambodia — 6.2%
NagaCorp Ltd.	1,284,000	1,147,559

China — 24.5%
Alibaba Group Holding Ltd.*	38,200	465,952
ANTA Sports Products Ltd.	48,000	551,640
Autohome, Inc., Class A	82,080	592,592
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	96,274	559,571
NetEase, Inc.	27,700	530,601
Tencent Music Entertainment Group, ADR*	159,896	679,558
Tingyi Cayman Islands Holding Corp.	458,000	835,924
Zhejiang Supor Co. Ltd., Class A	42,605	354,466

		4,570,304

India — 19.2%
Bajaj Auto Ltd.	11,770	571,271
Colgate-Palmolive India Ltd.	22,840	492,886
HDFC Bank Ltd.	53,810	964,697
Titan Co. Ltd.	24,580	784,313
United Spirits Ltd.*	69,470	778,857

		3,592,024

Mexico — 2.8%
Fomento Economico Mexicano SAB de CV	69,500	519,824

Netherlands — 2.8%
Prosus NV	10,980	529,551

Russia — 0.0%
VK Co. Ltd., GDR(a)(b)*	34,180	342
Yandex NV, Class A(a)(b)*	26,923	269

		611

Singapore — 5.0%
Karooooo Ltd.*	31,836	940,435

South Africa — 5.4%
Discovery Ltd.*	41,850	401,829
Mr Price Group Ltd.	44,740	609,319

		1,011,148

	Number of Shares	Value
COMMON STOCKS — (Continued)
Switzerland — 2.7%
Wizz Air Holdings PLC*	12,980	$507,745

Taiwan — 4.0%
momo.com, Inc.	15,000	395,958
Taiwan Semiconductor Manufacturing Co. Ltd.	19,000	343,570

		739,528

Thailand — 1.2%
Home Product Center PCL	533,500	231,947

Vietnam — 16.6%
Mobile World Investment Corp.	262,500	1,699,529
Phu Nhuan Jewelry JSC	217,300	1,021,987
Vietnam Dairy Products JSC	116,400	375,281

		3,096,797

TOTAL COMMON STOCKS (Cost $23,309,605)		17,647,197

TOTAL INVESTMENTS - 94.5% (Cost $23,309,605)		17,647,197
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5%		1,018,381

NET ASSETS - 100.0%		$18,665,578

(a)	Security is deemed illiquid at April 30, 2022.
(b)	Security is fair valued by the valuation committee in accordance with the policies established by the Board of Trustees.
†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard (“GICS”).
*	Non-income producing.

ADR	American Depositary Receipt
GDR	Global Depository Receipt
JSC	Joint Stock Company
PCL	Public Company Limited
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMID COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software Application	40.0%	$8,121,684
Internet Retail	11.1	2,246,575
Specialty Retail	8.2	1,664,994
Auto Parts	4.1	835,749
Capital Markets	4.0	812,161
Insurance - Diversified	3.7	754,384
Auto & Truck Dealerships	3.6	734,975
Leisure	3.5	696,935
Health Information Services	3.3	668,415
Building Products & Equipment	3.3	665,344
Software Infrastructure	3.1	629,152
Insurance - Specialty	2.9	590,712
Medical Instruments & Supplies	2.9	590,238
Home Improvement Retail	2.8	560,113
Restaurants	2.0	404,570

Total Common Stocks	98.5	19,976,001

Other Assets in Excess of Liabilities	1.5	313,666

NET ASSETS	100.0%	$20,289,667

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Morningstar Global Equity Classification System (“MGECS”).

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMID COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 98.5%
Auto & Truck Dealerships — 3.6%
Copart, Inc.*	6,467	$734,975

Auto Parts — 4.1%
Fox Factory Holding Corp.*	10,207	835,749

Building Products & Equipment — 3.3%
Trex Co., Inc.*	11,434	665,344

Capital Markets — 4.0%
Houlihan Lokey, Inc.	9,751	812,161

Health Information Services — 3.3%
Progyny, Inc.*	17,384	668,415

Home Improvement Retail — 2.8%
Floor & Decor Holdings, Inc., Class A*	7,026	560,113

Insurance - Diversified — 3.7%
Goosehead Insurance, Inc., Class A	13,122	754,384

Insurance - Specialty — 2.9%
Trupanion, Inc.*	9,285	590,712

Internet Retail — 11.1%
Etsy, Inc.*	8,413	784,007
Farfetch Ltd., Class A*	48,319	541,173
Revolve Group, Inc.*	21,803	921,395

		2,246,575

Leisure — 3.5%
YETI Holdings, Inc.*	14,261	696,935

Medical Instruments & Supplies — 2.9%
Warby Parker, Inc., Class A*	25,343	590,238

Restaurants — 2.0%
Wingstop, Inc.	4,409	404,570

Software Application — 40.0%
Alarm.com Holdings, Inc.*	9,954	607,990
Appfolio, Inc., Class A*	5,230	543,188
Aspen Technology, Inc.*	7,075	1,121,670

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software Application — (Continued)
Duck Creek Technologies, Inc.*	26,058	$415,104
Dynatrace, Inc.*	26,721	1,025,018
Fair Isaac Corp.*	1,946	726,850
Globant SA*	5,180	1,118,828
Olo, Inc., Class A*	40,959	437,852
Paycom Software, Inc.*	3,487	981,486
Trade Desk, Inc. (The), Class A*	10,106	595,446
Tyler Technologies, Inc.*	1,389	548,252

		8,121,684

Software Infrastructure — 3.1%
Endava PLC, SP ADR*	6,254	629,152

Specialty Retail — 8.2%
Five Below, Inc.*	4,460	700,666
RH*	2,869	964,328

		1,664,994

TOTAL COMMON STOCKS (Cost $28,358,190)		19,976,001

TOTAL INVESTMENTS - 98.5% (Cost $28,358,190)		19,976,001
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%		313,666

NET ASSETS - 100.0%		$20,289,667

†	See Note 1. The industry designations set forth in the schedule above are those of the Morningstar Global Equity Classification System (“MGECS”).
*	Non-income producing.

PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL SMID COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	27.5%	$2,161,540
Information Technology Services	10.1	796,693
Specialty Retail	10.0	789,836
Capital Markets	6.7	528,224
Leisure Products	6.0	468,922
Internet & Direct Marketing Retail	5.9	460,584
Health Care Technology	5.0	396,023
Entertainment	4.6	359,722
Health Care Equipment & Supplies	3.7	288,955
Beverages	3.6	282,913
Semiconductors & Semiconductor Equipment	3.6	282,903
Interactive Media & Services	3.0	234,548
Real Estate Management & Development	2.5	196,949
Insurance	1.9	151,946
Life Sciences Tools & Services	1.7	136,736
Professional Services	1.5	118,267

Total Common Stocks	97.3	7,654,761

Other Assets in Excess of Liabilities	2.7	213,339

NET ASSETS	100.0%	$7,868,100

Portfolio holdings are subject to change at any time.

See Note 1. The industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL SMID COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS† — 97.3%
Australia — 5.8%
Cochlear Ltd.	1,794	$288,955
Pro Medicus Ltd.	5,145	168,261

		457,216

Canada — 11.0%
Altus Group Ltd.	5,259	196,949
Kinaxis, Inc.*	3,413	377,684
TMX Group Ltd.	2,888	294,027

		868,660

Denmark — 4.0%
Netcompany Group A/S*	5,600	311,429

Finland — 2.7%
Musti Group Oyj	9,056	213,075

Germany — 7.5%
CompuGroup Medical SE & Co. KGaA	4,261	227,763
CTS Eventim AG & Co. KGaA*	5,241	359,721

		587,484

Japan — 4.5%
Benefit One, Inc.	7,800	118,267
Kakaku.com, Inc.	11,200	234,548

		352,815

Netherlands — 3.0%
Euronext NV	2,923	234,197

South Korea — 5.5%
Douzone Bizon Co. Ltd.	4,600	147,243
Koh Young Technology, Inc.	18,680	282,903

		430,146

Sweden — 3.3%
Thule Group AB (The)	7,552	261,957

Switzerland — 5.7%
Tecan Group AG, Registered Shares	455	136,736
Temenos AG, Registered Shares	3,098	312,730

		449,466

	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — 8.0%
Endava PLC, SP ADR*	3,430	$345,058
Fevertree Drinks PLC	12,477	282,913

		627,971

United States — 30.6%
Dynatrace, Inc.*	5,705	218,844
Etsy, Inc.*	2,407	224,308
Fair Isaac Corp.*	770	287,603
Floor & Decor Holdings, Inc.,
Class A*	4,060	323,663
Goosehead Insurance, Inc., Class A	2,643	151,946
Paycom Software, Inc.*	1,234	347,334
Revolve Group, Inc.*	5,591	236,276
RH*	753	253,098
Tyler Technologies, Inc.*	402	158,673
YETI Holdings, Inc.*	4,235	206,965

		2,408,710

Uruguay — 5.7%
Globant SA*	2,091	451,635

TOTAL COMMON STOCKS (Cost $9,248,054)		7,654,761

TOTAL INVESTMENTS - 97.3% (Cost $9,248,054)		7,654,761
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.7%		213,339

NET ASSETS - 100.0%		$7,868,100

†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard (“GICS”).
*	Non-income producing.

PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2022

	Polen Growth Fund	Polen Global Growth Fund	Polen International Growth Fund
Assets
Investments, at value*	$9,614,001,075	$531,188,245	$273,160,971
Cash and cash equivalents	103,270,610	28,079,283	16,447,329
Foreign currency, at value (Cost $—, $— and $288, respectively)	—	—	287
Receivables:
Investments sold	95,559,962	—	374,548
Capital shares sold	19,328,019	3,053,302	318,040
Dividends	5,602,693	774,671	455,740
Prepaid expenses and other assets	172,306	33,148	26,752

Total Assets	9,837,934,665	563,128,649	290,783,667

Liabilities
Due to custodian	—	115	—
Payables:
Capital shares redeemed	30,276,953	3,522,084	3,839,084
Investment adviser	7,573,527	425,866	219,311
Transfer agent fees	1,210,256	60,865	76,891
Administration and accounting fees	234,785	16,541	9,643
Custodian fees	77,420	—	—
Distribution fees (Investor Class Shares)	76,489	6,292	845
Audit fees	63,012	22,007	21,354
Investments purchased	—	—	3,815,049
Accrued expenses	234,642	37,132	24,861

Total Liabilities	39,747,084	4,090,902	8,007,038

Net Assets	$9,798,187,581	$559,037,747	$282,776,629

Net Assets Consisted of:
Capital stock, $0.01 par value	$2,411,595	$265,270	$198,189
Paid-in capital	7,386,030,137	514,491,703	291,509,759
Total distributable earnings/(loss)	2,409,745,849	44,280,774	(8,931,319)

Net Assets	$9,798,187,581	$559,037,747	$282,776,629

Institutional Class Shares:
Net assets	$9,466,043,532	$531,927,033	$278,800,772

Shares outstanding	232,754,671	25,218,213	19,537,027

Net asset value, offering and redemption price per share	$40.67	$21.09	$14.27

Investor Class Shares:
Net assets	$332,144,049	$27,110,714	$3,975,857

Shares outstanding	8,404,849	1,308,762	281,906

Net asset value, offering and redemption price per share	$39.52	$20.71	$14.10

*Investments, at cost	$7,765,456,685	$486,347,706	$256,319,275

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities (Continued)

April 30, 2022

	Polen U.S. Small Company Growth Fund	Polen International Small Company Growth Fund	Polen Global Emerging Markets Growth Fund
Assets
Investments, at value*	$127,019,619	$24,093,195	$17,647,197
Cash and cash equivalents	6,646,731	554,131	1,138,276
Foreign currency, at value (Cost $—, $1 and $18,757, respectively)	—	1	18,281
Receivables:
Investments sold	1,934,874	—	—
Capital shares sold	353,272	18,484	—
Dividends and interest	—	71,313	6,761
Prepaid expenses and other assets	50,500	23,006	10,158

Total Assets	136,004,996	24,760,130	18,820,673

Liabilities
Payables:
Capital shares redeemed	220,929	98,835	2,155
Investment adviser	157,667	51,699	53,371
Transfer agent fees	36,133	21,131	13,876
Audit fees	20,626	20,114	20,075
Administration and accounting fees	5,522	3,626	2,523
Distribution fees (Investor Class Shares)	1,919	136	—
Custodian fees	—	3,789	5,291
Deferred foreign capital gains tax	—	—	50,463
Accrued expenses	15,804	6,643	7,341

Total Liabilities	458,600	205,973	155,095

Net Assets	$135,546,396	$24,554,157	$18,665,578

Net Assets Consisted of:
Capital stock, $0.01 par value	$100,517	$20,262	$24,329
Paid-in capital	177,863,128	29,964,743	26,378,627
Total distributable loss	(42,417,249)	(5,430,848)	(7,737,378)

Net Assets	$135,546,396	$24,554,157	$18,665,578

Institutional Class Shares:
Net assets	$122,352,493	$23,989,842	$18,665,578

Shares outstanding	9,069,043	1,979,224	2,432,873

Net asset value, offering and redemption price per share	$13.49	$12.12	$7.67

Investor Class Shares:
Net assets	$8,269,797	$564,315	N/A

Shares outstanding	617,979	46,937	N/A

Net asset value, offering and redemption price per share	$13.38	$12.02	N/A

Class Y Shares:
Net assets	$4,924,106	N/A	N/A

Shares outstanding	364,676	N/A	N/A

Net asset value, offering and redemption price per share	$13.50	N/A	N/A

*Investments, at cost	$149,794,859	$26,474,205	$23,309,605

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities (Concluded)

April 30, 2022

	Polen U.S. SMID Company Growth Fund	Polen Global SMID Company Growth Fund
Assets
Investments, at value*	$19,976,001	$7,654,761
Cash and cash equivalents	472,935	252,927
Receivables:
Capital shares sold	9,200	—
Dividends	—	14,769
Prepaid expenses and other assets	21,023	17,983

Total Assets	20,479,159	7,940,440

Liabilities
Due to custodian	—	4
Payables:
Capital shares redeemed	84,807	—
Investment adviser	65,894	3,258
Audit fees	20,700	20,020
Transfer agent fees	7,052	7,022
Administration and accounting fees	2,537	1,068
Custodian fees	591	3,816
Open spot contract	—	31,745
Accrued expenses	7,911	5,407

Total Liabilities	189,492	72,340

Net Assets	$20,289,667	$7,868,100

Net Assets Consisted of:
Capital stock, $0.01 par value	$27,564	$11,576
Paid-in capital	28,834,414	9,518,545
Total distributable loss	(8,572,311)	(1,662,021)

Net Assets	$20,289,667	$7,868,100

Institutional Class Shares:
Net assets	$20,289,667	$7,868,100

Shares outstanding	2,756,396	1,157,585

Net asset value, offering and redemption price per share	$7.36	$6.80

*Investments, at cost	$28,358,190	$9,248,054

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2022

	Polen Growth Fund	Polen Global Growth Fund	Polen International Growth Fund
Investment income
Dividends	$44,168,618	$4,561,944	$5,028,066
Less: foreign taxes withheld	—	(273,991)	(311,857)

Total investment income	44,168,618	4,287,953	4,716,209

Expenses
Advisory fees (Note 2)	104,419,565	5,769,280	3,772,528
Transfer agent fees (Note 2)	10,115,334	540,527	447,167
Administration and accounting fees (Note 2)	1,184,791	75,917	48,101
Distribution fees (Investor Class) (Note 2)	1,145,000	106,446	12,071
Trustees’ and officers’ fees (Note 2)	631,612	35,290	22,535
Registration and filing fees	584,289	114,582	96,212
Shareholder reporting fees	356,637	53,861	47,808
Legal fees	284,893	24,273	16,658
Custodian fees (Note 2)	187,805	49,559	58,205
Audit fees	63,012	22,353	21,354
Other expenses	310,604	31,577	21,617

Total expenses before recoupments, waivers and/or reimbursements	119,283,542	6,823,665	4,564,256

Less: recoupments, waivers and/or reimbursements (Note 2)	—	—	64,147

Net expenses after recoupments, waivers and/or reimbursements	119,283,542	6,823,665	4,628,403

Net investment income/(loss)	(75,114,924)	(2,535,712)	87,806

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	847,143,505	15,801,534	(20,791,004)
Net realized loss from foreign currency transactions	—	(18,457)	(144,690)
Net change in unrealized depreciation on investments	(2,698,093,475)	(132,957,391)	(72,934,080)
Net change in unrealized depreciation on foreign currency translations	—	(40,221)	(35,792)

Net realized and unrealized loss on investments	(1,850,949,970)	(117,214,535)	(93,905,566)

Net decrease in net assets resulting from operations	$(1,926,064,894)	$(119,750,247)	$(93,817,760)

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations (Continued)

For the Year Ended April 30, 2022

	Polen U.S. Small Company Growth Fund	Polen International Small Company Growth Fund	Polen Global Emerging Markets Growth Fund
Investment income
Dividends	$504,040	$267,912	$299,798
Less: foreign taxes withheld	—	(26,362)	(20,703)

Total investment income	504,040	241,550	279,095

Expenses
Advisory fees (Note 2)	1,741,090	331,606	227,749
Transfer agent fees (Note 2)	236,553	78,546	49,596
Registration and filing fees	61,948	38,232	31,927
Legal fees	40,073	9,008	8,363
Shareholder reporting fees	35,615	18,337	17,204
Distribution fees (Investor Class) (Note 2)	30,830	1,938	—
Audit fees	20,700	20,114	20,075
Administration and accounting fees (Note 2)	19,851	10,106	11,905
Custodian fees (Note 2)	9,343	11,526	17,565
Trustees’ and officers’ fees (Note 2)	8,823	1,722	1,255
Other expenses	16,077	10,618	9,854

Total expenses before waivers and/or reimbursements	2,220,903	531,753	395,493

Less: waivers and/or reimbursements (Note 2)	(284,378)	(116,161)	(111,518)

Net expenses after waivers and/or reimbursements	1,936,525	415,592	283,975

Net investment loss	(1,432,485)	(174,042)	(4,880)

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments(a)	(14,980,742)	(2,322,153)	(1,841,990)
Net realized gain/(loss) from foreign currency transactions	—	1,397	(2,722)
Net change in unrealized depreciation on investments(b)	(56,261,715)	(8,418,377)	(5,442,921)
Net change in unrealized depreciation on foreign currency translations	—	(1,288)	(509)

Net realized and unrealized loss on investments	(71,242,457)	(10,740,421)	(7,288,142)

Net decrease in net assets resulting from operations	$(72,674,942)	$(10,914,463)	$(7,293,022)

(a)	Net realized gain (loss) on investments for the Polen Global Emerging Markets Growth Fund was net of foreign capital gains tax withheld of $(14,629).
(b)	Change in net unrealized appreciation/(depreciation) on investments for the Polen Global Emerging Markets Growth Fund was net of an increase in deferred foreign capital gains tax of $(50,463).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations (Concluded)

For the Year Ended April 30, 2022

	Polen U.S. SMID Company Growth Fund	Polen Global SMID Company Growth Fund*
Investment income
Dividends	$47,208	$20,920
Less: foreign taxes withheld	—	(1,937)

Total investment income	47,208	18,983

Expenses
Advisory fees (Note 2)	211,545	16,871
Transfer agent fees (Note 2)	37,207	9,402
Registration and filing fees	30,113	11,488
Legal fees	22,535	2,000
Audit fees	20,700	20,020
Shareholder reporting fees	19,340	8,464
Custodian fees (Note 2)	6,217	5,075
Administration and accounting fees (Note 2)	4,372	2,522
Trustees’ and officers’ fees (Note 2)	1,001	469
Foreign bank fee	—	3,000
Other expenses	9,088	4,023

Total expenses before waivers and/or reimbursements	362,118	83,334

Less: waivers and/or reimbursements (Note 2)	(140,531)	(62,315)

Net expenses after waivers and/or reimbursements	221,587	21,019

Net investment loss	(174,379)	(2,036)

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	206,505	(68,736)
Net realized gain from foreign currency transactions	—	17
Net change in unrealized depreciation on investments	(8,974,078)	(1,593,293)
Net change in unrealized appreciation on foreign currency translations	—	8

Net realized and unrealized loss on investments	(8,767,573)	(1,662,004)

Net decrease in net assets resulting from operations	$(8,941,952)	$(1,664,040)

*	The Polen Global SMID Company Growth Fund commenced operations on January 3, 2022.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets

	Polen Growth Fund
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(75,114,924)	$(45,129,334)
Net realized gains from investments	847,143,505	430,113,168
Net change in unrealized appreciation/(depreciation) on investments	(2,698,093,475)	2,894,055,665

Net increase/(decrease) in net assets resulting from operations	(1,926,064,894)	3,279,039,499

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(497,184,088)	(114,004,945)
Investor Class	(19,759,476)	(6,142,838)

Net decrease in net assets from dividends and distributions to shareholders	(516,943,564)	(120,147,783)

Increase in net assets derived from capital share transactions (Note 4)	1,122,803,072	1,792,540,204

Total increase/(decrease) in net assets	(1,320,205,386)	4,951,431,920

Net assets
Beginning of year	11,118,392,967	6,166,961,047

End of year	$9,798,187,581	$11,118,392,967

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets (Continued)

	Polen Global Growth Fund
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(2,535,712)	$(1,756,384)
Net realized gains from investments and foreign currency transactions	15,783,077	6,062,910
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(132,997,612)	151,097,156

Net increase/(decrease) in net assets resulting from operations	(119,750,247)	155,403,682

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(16,949,613)	—
Investor Class	(1,173,954)	—

Net decrease in net assets from dividends and distributions to shareholders	(18,123,567)	—

Increase in net assets derived from capital share transactions (Note 4)	64,575,603	204,006,804

Total increase/(decrease) in net assets	(73,298,211)	359,410,486

Net assets
Beginning of year	632,335,958	272,925,472

End of year	$559,037,747	$632,335,958

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets (Continued)

	Polen International Growth Fund
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$87,806	$(340,754)
Net realized losses from investments and foreign currency transactions	(20,935,694)	(2,698,518)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(72,969,872)	85,270,662

Net increase/(decrease) in net assets resulting from operations	(93,817,760)	82,231,390

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(89,858,764)	185,710,455

Total increase/(decrease) in net assets	(183,676,524)	267,941,845

Net assets
Beginning of year	466,453,153	198,511,308

End of year	$282,776,629	$466,453,153

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets (Continued)

	Polen U.S. Small Company Growth Fund
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(1,432,485)	$(870,482)
Net realized gains/(losses) from investments	(14,980,742)	6,206,070
Net change in unrealized appreciation/(depreciation) on investments	(56,261,715)	32,388,687

Net increase/(decrease) in net assets resulting from operations	(72,674,942)	37,724,275

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(7,036,017)	(92,178)
Investor Class	(496,964)	(8,713)
Class Y	(232,884)	—

Net decrease in net assets from dividends and distributions to shareholders	(7,765,865)	(100,891)

Increase in net assets derived from capital share transactions (Note 4)	86,233,843	58,807,569

Total increase in net assets	5,793,036	96,430,953

Net assets
Beginning of year	129,753,360	33,322,407

End of year	$135,546,396	$129,753,360

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets (Continued)

	Polen International Small Company Growth Fund
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(174,042)	$(103,268)
Net realized losses from investments and foreign currency transactions	(2,320,756)	(123,738)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(8,419,665)	5,842,302

Net increase/(decrease) in net assets resulting from operations	(10,914,463)	5,615,296

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(357,979)	(2,452)
Investor Class	(8,801)	(151)

Net decrease in net assets from dividends and distributions to shareholders	(366,780)	(2,603)

Increase in net assets derived from capital share transactions (Note 4)	5,182,215	16,960,637

Total increase/(decrease) in net assets	(6,099,028)	22,573,330

Net assets
Beginning of year	30,653,185	8,079,855

End of year	$24,554,157	$30,653,185

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets (Continued)

	Polen Global Emerging Markets Growth Fund
	For the Year Ended April 30, 2022	For the Period October 16, 2020* to April 30, 2021
Net decrease in net assets from operations:
Net investment loss	$(4,880)	$(52,831)
Net realized losses from investments and foreign currency transactions	(1,844,712)	(179,894)
Net change in unrealized depreciation on investments and foreign currency translations	(5,443,430)	(269,916)

Net decrease in net assets resulting from operations	(7,293,022)	(502,641)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(22,002)	26,483,243

Total increase/(decrease) in net assets	(7,315,024)	25,980,602

Net assets
Beginning of year	25,980,602	—

End of year	$18,665,578	$25,980,602

*	The Polen Global Emerging Markets Growth Fund commenced operations on October 16, 2020.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets (Concluded)

	Polen U.S. SMID Company Growth Fund
	For the Year Ended April 30, 2022	For the Period April 01, 2021* to April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(174,379)	$(9,211)
Net realized gains from investments	206,505	—
Net change in unrealized appreciation/(depreciation) on investments	(8,974,078)	591,889

Net increase/(decrease) in net assets resulting from operations	(8,941,952)	582,678

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(222,248)	—

Net decrease in net assets from dividends and distributions to shareholders	(222,248)	—

Increase in net assets derived from capital share transactions (Note 4)	17,871,189	11,000,000

Total increase in net assets	8,706,989	11,582,678

Net assets
Beginning of year	11,582,678	—

End of year	$20,289,667	$11,582,678

*	The Polen U.S. SMID Company Growth Fund commenced operations on April 1, 2021.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Changes in Net Assets (Continued)

Polen Global SMID Company Growth Fund
For the Period January 3, 2022* to April 30, 2022
Net decrease in net assets from operations:
Net investment loss	$(2,036)
Net realized losses from investments and foreign currency transactions	(68,719)
Net change in unrealized depreciation on investments and foreign currency translations	(1,593,285)

Net decrease in net assets resulting from operations	(1,664,040)

Increase in net assets derived from capital share transactions (Note 4)	9,532,140

Total increase in net assets	7,868,100

Net assets
Beginning of period	—

End of period	$7,868,100

*	The Polen Global SMID Company Growth Fund commenced operations on January 3, 2022.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$50.14	$34.57	$31.20		$25.34		$21.85

Net investment loss(1)	(0.31)	(0.22)	(0.13)		(0.05)		(0.06)
Net realized and unrealized gain/(loss) on investments	(6.99)	16.37	3.50		6.62		3.95

Total from investment operations	(7.30)	16.15	3.37		6.57		3.89

Dividends and distributions to shareholders from:
Net realized capital gains	(2.17)	(0.58)	(—	)(2)	(0.71)		(0.40)

Redemption fees	—	0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year	$40.67	$50.14	$34.57		$31.20		$25.34

Total investment return(3)	(15.68)%	46.91%	10.80%		26.44%		17.90%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$9,466,044	$10,700,658	$5,771,940		$3,381,068		$1,839,280
Ratio of expenses to average net assets	0.96%	0.97%	0.98%		1.00%		1.00%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any	0.96%	0.97%	0.98	%(4)	1.00	%(4)	0.98	%(4)
Ratio of net investment loss to average net assets	(0.60)%	(0.50)%	(0.40)%		(0.18)%		(0.24)%
Portfolio turnover rate	24%	19%	23%		19%		20%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$48.90	$33.81	$30.59		$24.92		$21.55

Net investment loss(1)	(0.43)	(0.31)	(0.21)		(0.12)		(0.11)
Net realized and unrealized gain/(loss) on investments	(6.78)	15.98	3.43		6.50		3.88

Total from investment operations	(7.21)	15.67	3.22		6.38		3.77

Dividends and distributions to shareholders from:
Net realized capital gains	(2.17)	(0.58)	(0.00	)(2)	(0.71)		(0.40)

Redemption fees	—	0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year	$39.52	$48.90	$33.81		$30.59		$24.92

Total investment return(3)	(15.90)%	46.54%	10.53%		26.12%		17.59%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$332,144	$417,735	$395,021		$286,383		$67,130
Ratio of expenses to average net assets.	1.21%	1.21%	1.23%		1.25%		1.25%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any	1.21%	1.21%	1.23	%(4)	1.26	%(4)	1.23	%(4)
Ratio of net investment loss to average net assets	(0.85)%	(0.74)%	(0.64)%		(0.43)%		(0.49)%
Portfolio turnover rate	24%	19%	23%		19%		20%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN GLOBAL GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$26.07	$18.47	$17.35	$14.74	$12.29

Net investment loss(1)	(0.09)	(0.08)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gain/(loss) on investments	(4.21)	7.68	1.16	2.90	2.48

Total from investment operations	(4.30)	7.60	1.12	2.88	2.45

Dividends and distributions to shareholders from:
Net realized capital gains	(0.68)	—	(0.01)	(0.28)	—

Redemption fees	—	0.00 (2)	0.01	0.01	0.00 (2)

Net asset value, end of year	$21.09	$26.07	$18.47	$17.35	$14.74

Total investment return(3)	(17.08)%	41.15%	6.50%	19.91%	19.94%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$531,927	$587,255	$255,374	$68,617	$30,702
Ratio of expenses to average net assets.	0.99%	1.06%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	0.99%	1.01%	1.12%	1.31%	1.50%
Ratio of net investment loss to average net assets	(0.36)%	(0.35)%	(0.20)%	(0.13)%	(0.18)%
Portfolio turnover rate	36%	12%	18%	20%	14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN GLOBAL GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$25.68	$18.24	$17.17	$14.62	$12.23

Net investment loss(1)	(0.16)	(0.13)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain/(loss) on investments	(4.13)	7.57	1.15	2.88	2.45

Total from investment operations	(4.29)	7.44	1.07	2.82	2.39

Dividends and distributions to shareholders from:
Net realized capital gains	(0.68)	—	(0.01)	(0.28)	—

Redemption fees	—	0.00 (2)	0.01	0.01	0.00 (2)

Net asset value, end of year	$20.71	$25.68	$18.24	$17.17	$14.62

Total investment return(3)	(17.30)%	40.79%	6.28%	19.66%	19.54%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$27,111	$45,081	$17,552	$11,129	$5,094
Ratio of expenses to average net assets.	1.24%	1.31%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.24%	1.26%	1.37%	1.56%	1.71%
Ratio of net investment loss to average net assets	(0.61)%	(0.60)%	(0.45)%	(0.38)%	(0.43)%
Portfolio turnover rate	36%	12%	18%	20%	14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$18.20	$13.93	$14.35		$13.24	$11.57

Net investment income/(loss)(1)	0.00 (2)	(0.02)	0.03		0.03	0.06
Net realized and unrealized gain/(loss) on investments	(3.93)	4.29	(0.45)		1.10	1.70

Total from investment operations	(3.93)	4.27	(0.42)		1.13	1.76

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.00	)(2)	(0.01)	(0.07)
Net realized capital gains	—	—	—		(0.01)	(0.02)

Total dividends and distributions to shareholders	—		(0.00	)(2)	(0.02)	(0.09)

Redemption fees	—	0.00 (2)	0.00	(2)	0.00 (2)	—

Net asset value, end of year	$14.27	$18.20	$13.93		$14.35	$13.24

Total investment return(3)	(21.59)%	30.65%	(2.92)%		8.50%	15.18%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$278,801	$461,059	$196,960		$68,857	$10,982
Ratio of expenses to average net assets.	1.04%	1.10%	1.10%		1.10%	1.10%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.03%	1.03%	1.17%		1.40%	3.45%
Ratio of net investment income/(loss) to average net assets	0.02%	(0.09)%	0.18%		0.22%	0.48%
Portfolio turnover rate	35%	33%	11%		12%	6%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$18.04	$13.84	$14.29	$13.21		$11.56

Net investment income/(loss)(1)	(0.04)	(0.06)	(0.01)	(0.00	)(2)	0.03
Net realized and unrealized gain/(loss) on investments	(3.90)	4.26	(0.44)	1.09		1.69

Total from investment operations	(3.94)	4.20	(0.45)	1.09		1.72

Dividends and distributions to shareholders from:
Net investment loss	—	—	—	—		(0.05)
Net realized capital gains	—	—	—	(0.01)		(0.02)

Total dividends and distributions to shareholders	—	—	—	(0.01)		(0.07)

Redemption fees	—	0.00 (2)	0.00 (2)	0.00	(2)	—

Net asset value, end of year	$14.10	$18.04	$13.84	$14.29		$13.21

Total investment return(3)	(21.84)%	30.35%	(3.15)%	8.25%		14.91%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$3,976	$5,394	$1,551	$1,321		$247
Ratio of expenses to average net assets.	1.29%	1.35%	1.35%	1.35%		1.35%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.28%	1.29%	1.41%	1.64%		3.50%
Ratio of net investment income/(loss) to average net assets	(0.23)%	(0.34)%	(0.07)%	(0.03)%		0.23%
Portfolio turnover rate	35%	33%	11%	12%		6%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN U.S. SMALL COMPANY GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$19.69	$11.17	$12.43	$10.21	$10.00

Net investment loss(1)	(0.16)	(0.18)	(0.11)	(0.10)	(0.05)
Net realized and unrealized gain/(loss) on investments	(5.29)	8.72	(1.09)	2.34	0.26

Total from investment operations	(5.45)	8.54	(1.20)	2.24	0.21

Dividends and distributions to shareholders from:
Net realized capital gains	(0.75)	(0.02)	(0.06)	(0.02)	—

Redemption fees	—	0.00 (2)	0.00 (2)	0.00 (2)	—

Net asset value, end of year/period	$13.49	$19.69	$11.17	$12.43	$10.21

Total investment return(3)	(29.11)%	76.49%	(9.70)%	21.94%	2.10%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$122,352	$118,390	$32,051	$7,940	$3,334
Ratio of expenses to average net assets	1.10%	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.26%	1.34%	2.16%	3.38%	7.51	%(4)
Ratio of net investment loss to average net assets	(0.81)%	(1.06)%	(0.92)%	(0.87)%	(0.95	)%(4)
Portfolio turnover rate	58%	40%	68%	35%	8	%(6)

*	Commencement of operations on November 1, 2017.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN U.S. SMALL COMPANY GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$19.59	$11.14	$12.42	$11.54

Net investment loss(1)	(0.20)	(0.22)	(0.13)	(0.03)
Net realized and unrealized gain/(loss) on investments	(5.26)	8.69	(1.09)	0.91

Total from investment operations	(5.46)	8.47	(1.22)	0.88

Dividends and distributions to shareholders from:
Net realized capital gains	(0.75)	(0.02)	(0.06)	—

Redemption fees	—	0.00 (2)	0.00 (2)	—

Net asset value, end of year/period	$13.38	$19.59	$11.14	$12.42

Total investment return(3)	(29.31)%	76.07%	(9.87)%	7.63%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$8,270	$11,364	$1,272	$13
Ratio of expenses to average net assets	1.35%	1.50%	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.52%	1.58%	2.34%	2.98	%(4)
Ratio of net investment loss to average net assets	(1.06)%	(1.31)%	(1.18)%	(1.12	)%(4)
Portfolio turnover rate	58%	40%	68%	35	%(6)

*	Commencement of operations on February 8, 2019.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2019.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN U.S. SMALL COMPANY GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y shares
	For the Period Ended April 30, 2022*
Per Share Operating Performance
Net asset value, beginning of period	$19.24

Net investment loss(1)	(0.12)
Net realized and unrealized loss on investments	(4.87)

Total from investment operations	(4.99)

Dividends and distributions to shareholders from:
Net realized gains	(0.75)

Net asset value, end of period	$13.50

Total investment return(2)	(27.40)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$4,924
Ratio of expenses to average net assets	1.00	%(3)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	1.15	%(3)
Ratio of net investment loss to average net assets	(0.68	)%(3)
Portfolio turnover rate	58	%(5)

*	Commencement of operations on June 1, 2021.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020	For the Period Ended April 30, 2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$17.02	$12.02		$11.93	$10.00

Net investment income/(loss)(1)	(0.09)	(0.08)		(0.03)	0.00	(2)
Net realized and unrealized gain/(loss) on investments	(4.64)	5.08		0.22	1.93

Total from investment operations	(4.73)	5.00		0.19	1.93

Dividends and distributions to shareholders from:
Net realized capital gains	(0.17)	(—	)(2)	(0.10)	—

Redemption fees	—	—		0.00 (2)	—

Net asset value, end of year/period	$12.12	$17.02		$12.02	$11.93

Total investment return(3)	(28.09)%	41.61%		1.48%	19.30%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$23,990	$29,799		$7,908	$3,357
Ratio of expenses to average net assets	1.25%	1.25%		1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.60%	2.00%		3.95%	7.51	%(4)
Ratio of net investment income/(loss) to average net assets	(0.52)%	(0.50)%		(0.21)%	0.01	%(4)
Portfolio turnover rate	51%	32%		25%	9	%(6)

*	Commencement of operations on December 31, 2018.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020	For the Period Ended April 30, 2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$16.93	$11.98		$11.92	$10.81

Net investment income/(loss)(1)	(0.13)	(0.11)		(0.06)	0.01
Net realized and unrealized gain/(loss) on investments	(4.61)	5.06		0.22	1.10

Total from investment operations	(4.74)	4.95		0.16	1.11

Dividends and distributions to shareholders from:
Net realized capital gains	(0.17)	(0.00	)(2)	(0.10)	—

Redemption fees	—	—		0.00 (2)	—

Net asset value, end of year/period	$12.02	$16.93		$11.98	$11.92

Total investment return(3)	(28.29)%	41.33%		1.23%	10.27%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$564	$854		$172	$37
Ratio of expenses to average net assets	1.50%	1.50%		1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.86%	2.24%		4.26%	7.17	%(4)
Ratio of net investment income/(loss) to average net assets	(0.77)%	(0.75)%		(0.46)%	0.36	%(4)
Portfolio turnover rate	51%	32%		25%	9	%(6)(7)

*	Commencement of operations on February 8, 2019.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
(7)	Reflects portfolio turnover of the Fund for the period ended April 30, 2019.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022		For the Period Ended April 30, 2021*
Per Share Operating Performance
Net asset value, beginning of year/period	$10.78		$10.00

Net investment loss(1)	(0.00	)(2)	(0.04)
Net realized and unrealized gain/(loss) on investments	(3.11)		0.82

Total from investment operations	(3.11)		0.78

Net asset value, end of year/period	$7.67		$10.78

Total investment return(3)	(28.85)%		7.80%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$18,666		$25,981
Ratio of expenses to average net assets	1.25%		1.25	%(4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.74%		2.51	%(4)
Ratio of net investment loss to average net assets	(0.02)%		(0.65	)%(4)
Portfolio turnover rate	28%		16	%(6)

*	Commencement of operations on October 16, 2020.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN U.S. SMID COMPANY GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021*
Per Share Operating Performance
Net asset value, beginning of year/period	$10.61	$10.00

Net investment loss(1)	(0.09)	(0.01)
Net realized and unrealized gain/(loss) on investments	(3.05)	0.62

Total from investment operations	(3.14)	0.61

Dividends and distributions to shareholders from:
Net realized capital gains	(0.11)	—

Net asset value, end of year/period	$7.36	$10.61

Total investment return(2)	(30.00)%	6.10%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$20,290	$11,583
Ratio of expenses to average net assets	1.05%	1.05	%(3)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	1.71%	4.58	%(3)
Ratio of net investment loss to average net assets	(0.82)%	(1.05	)%(3)
Portfolio turnover rate	43%	—%

*	Commencement of operations on April 1, 2021.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

POLEN GLOBAL SMID COMPANY GROWTH FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period Ended April 30, 2022*
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.00	)(2)
Net realized and unrealized loss on investments	(3.20)

Total from investment operations	(3.20)

Net asset value, end of period	$6.80

Total investment return(3)	(32.00)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$7,868
Ratio of expenses to average net assets	1.25	%(4)
Ratio of expenses to average net assets
without waivers(5)	4.91	%(4)
Ratio of net investment loss to average net assets	(0.12	)%(4)
Portfolio turnover rate	8	%(6)

*	Commencement of operations on January 3, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2022

1. Organization and Significant Accounting Policies

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010, December 30, 2014, December 30, 2016, November 1, 2017, December 31, 2018, October 16, 2020, April 1, 2021 and January 3, 2022, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Two separate classes of shares, Investor Class and Institutional Class, are offered for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund. The Polen U.S. Small Company Growth Fund offers three separate classes of shares, Investor Class, Institutional Class and Class Y. As of April 30, 2022, Investor Class shares had not been issued on the Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation – The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

The Funds have a fundamental policy with respect to industry concentration that it will not invest 25% or more of the value of the Funds’ assets in securities of issuers in any one industry. Since inception the Funds have utilized the Bloomberg Industry Classification System (“BICS”) at the sub-industry level for defining industries for purposes of monitoring compliance with its industry concentration policy. However, at times, the Funds may utilize other industry classification systems such as MGECS or GICS, as applicable, for purposes other than compliance monitoring.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of April 30, 2022, in valuing each Fund’s investments carried at fair value:

Funds	Total Value at 04/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Growth Fund
Assets
Investments in Securities*	$9,614,001,075	$9,614,001,075	$—	$—

Polen Global Growth Fund
Assets
Common Stocks
Australia	$13,370,396	$—	$13,370,396	$—
France	14,750,802	—	14,750,802	—
Germany	59,777,605	—	59,777,605	—
Ireland	55,606,459	55,606,459	—	—
Switzerland	22,993,077	—	22,993,077	—
United States	364,689,906	364,689,906	—	—

Total Assets	$531,188,245	$420,296,365	$110,891,880	$—

Polen International Growth Fund
Assets
Common Stocks
Argentina	$7,172,732	$7,172,732	$—	$—
Australia	7,456,138	—	7,456,138	—
Canada	4,091,923	4,091,923	—	—

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

Funds	Total Value at 04/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
China	$16,689,835	$—	$16,689,835	$—
France	19,638,782	—	19,638,782	—
Germany	43,484,710	—	43,484,710	—
Ireland	67,018,330	58,360,360	8,657,970	—
Netherlands	10,068,133	—	10,068,133	—
Spain	8,269,124	—	8,269,124	—
Sweden	14,682,742	—	14,682,742	—
Switzerland	9,160,931	—	9,160,931	—
United Kingdom	32,410,330	—	32,410,330	—
United States	26,751,391	26,751,391	—	—
Uruguay	6,265,870	6,265,870	—	—

Total Assets	$273,160,971	$102,642,276	$170,518,695	$—

Polen U.S. Small Company Growth Fund
Assets
Investments in Securities*	$127,019,619	$127,019,619	$—	$—

Polen International Small Company Growth Fund
Assets
Common Stocks
Australia	$2,752,039	$—	$2,752,039	$—
Canada	2,704,611	2,704,611	—	—
Denmark	892,076	—	892,076	—
Finland	1,202,947	—	1,202,947	—
Germany	3,288,059	1,059,759	2,228,300	—
Ireland	746,810	746,810	—	—
Italy	572,890	—	572,890	—
Japan	1,424,288	—	1,424,288	—
Netherlands	728,951	—	728,951	—
South Korea	1,297,315	—	1,297,315	—
Sweden	1,439,832	—	1,439,832	—
Switzerland	525,606	—	525,606	—
United Kingdom	5,109,516	1,550,045	3,559,471	—
Uruguay	1,408,255	1,408,255	—	—

Total Assets	$24,093,195	$7,469,480	$16,623,715	$—

Polen Global Emerging Markets Growth Fund
Assets
Common Stocks
Argentina	$337,850	$337,850	$—	$—
Brazil	421,874	421,874	—	—
Cambodia	1,147,559	—	1,147,559	—
China	4,570,304	679,558	3,890,746	—

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

Funds	Total Value at 04/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
India	$3,592,024	$—	$3,592,024	$—
Mexico	519,824	519,824	—	—
Netherlands	529,551	—	529,551	—
Russia	611	—	—	611
Singapore	940,435	940,435	—	—
South Africa	1,011,148	609,319	401,829	—
Switzerland	507,745	—	507,745	—
Taiwan	739,528	—	739,528	—
Thailand	231,947	—	231,947	—
Vietnam	3,096,797	1,021,987	2,074,810	—

Total Assets	$17,647,197	$4,530,847	$13,115,739	$611

Polen U.S. SMID Company Growth Fund
Assets
Investments in Securities*	$19,976,001	$19,976,001	$—	$—

Polen Global SMID Company Growth Fund
Assets
Common Stocks
Australia	$457,215	$—	$457,215	$—
Canada	868,660	868,660	—	—
Denmark	311,429	—	311,429	—
Finland	213,075	—	213,075	—
Germany	587,485	—	587,485	—
Japan	352,815	—	352,815	—
Netherlands	234,197	—	234,197	—
South Korea	430,146	—	430,146	—
Sweden	261,957	—	261,957	—
Switzerland	449,466	—	449,466	—
United Kingdom	627,971	345,058	282,913	—
United States	2,408,710	2,408,710	—	—
Uruguay	451,635	451,635	—	—

Total Assets	$7,654,761	$4,074,063	$3,580,698	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.

For the year ended April 30, 2022, the Polen Global Emerging Markets Growth Fund had investments with an aggregate value of $611 transfer from Level 2 to Level 3, as there were unobservable inputs used to determine their value.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class of each Fund based upon the relative daily net assets of each class of each Fund. The Funds may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Funds will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. Management is continuing to monitor this development and evaluate its impact on the Fund. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruption.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

2. Transactions with Related Parties and Other Service Providers

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate based on average daily net assets of each Fund as shown in the table below:

Polen Growth Fund	0.85%
Polen Global Growth Fund	0.85%
Polen International Growth Fund	0.85%
Polen U.S. Small Company Growth Fund	1.00%
Polen International Small Company Growth Fund	1.00%
Polen Global Emerging Markets Growth Fund	1.00%
Polen U.S. SMID Company Growth Fund	1.00%
Polen Global SMID Company Growth Fund	1.00%

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds’ total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed (on an annual basis) the percentages set forth in the table below of each Fund’s average daily net assets (the “Expense Limitations”). The Expense Limitations will remain in place until the termination date set forth below ,unless the Board of Trustees approves their earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended April 30, 2022.

	Institutional Class	Investor Class	Class Y	Termination Date
Polen Growth Fund	1.00%	1.00%	N/A	August 31, 2022
Polen Global Growth Fund	1.10%	1.10%	N/A	August 31, 2022
Polen International Growth Fund	1.10%	1.10%	N/A	August 31, 2022
Polen U.S. Small Company Growth Fund(1)	1.10%	1.10%	1.00%	August 31, 2022
Polen International Small Company Growth Fund	1.25%	1.25%	N/A	August 31, 2022
Polen Global Emerging Markets Growth Fund	1.25%	N/A	N/A	October 31, 2022
Polen U.S. SMID Company Growth Fund	1.05%	N/A	N/A	April 30, 2023
Polen Global SMID Company Growth Fund	1.25%	N/A	N/A	April 30, 2023

(1)	Prior to May 1, 2021, the Expense Limitation was 1.25% of the Polen U.S. Small Company Growth Fund’s Institutional Class shares and Investor Class shares.

The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for such Fund. The Adviser is permitted to seek reimbursement from a Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2022, Investor Class shares had not been issued on the Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

For the year ended April 30, 2022, the amount of advisory fees earned and waived/reimbursed was as follows:

	Gross Advisory Fee	Recoupments, Waivers and/or Reimbursements	Net Advisory Fee/ (Reimbursement)
Polen Growth Fund	$104,419,565	$—	$104,419,565
Polen Global Growth Fund	5,769,280	—	5,769,280
Polen International Growth Fund	3,772,528	64,147	3,836,675
Polen U.S. Small Company Growth Fund	1,741,090	(284,378)	1,456,712
Polen International Small Company Growth Fund	331,606	(116,161)	215,445
Polen Global Emerging Markets Growth Fund	227,749	(111,518)	116,231
Polen U.S. SMID Company Growth Fund	211,545	(140,531)	71,014
Polen Global SMID Company Growth Fund	16,871	(62,315)	(45,444)

For the year ended April 30, 2022, the Adviser recouped fees of $64,147 waived in prior periods for the Polen International Growth Fund. As of April 30, 2022, the Polen Growth Fund, Polen Global Growth and Polen International Growth Fund have no additional funds available to be recouped.

As of April 30, 2022, the amount of potential recovery was as follows:

	04/30/2023	04/30/2024	04/30/2025	Total
Polen U.S. Small Company Growth Fund	$135,219	$71,444	$284,378	$491,041
Polen International Small Company Growth Fund	165,417	152,131	116,161	433,709
Polen Global Emerging Markets Growth Fund	—	101,833	111,518	213,351
Polen U.S. SMID Company Growth Fund	—	30,946	140,531	171,477
Polen Global SMID Company Growth Fund	—	—	62,315	62,315

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for the Investor Class shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Investor Class shares.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Effective December 7, 2021, Foreside Fund Officer Services LLC (“FFOS”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and FFOS are compensated for their services provided to the Trust. Through December 7, 2021, Alaric was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
PolenGrowthFund	$3,386,072,054	$2,819,190,415
Polen Global Growth Fund	266,975,854	234,865,841
Polen International Growth Fund	150,835,615	240,154,784
Polen U.S. Small Company Growth Fund	168,527,820	96,747,664
Polen International Small Company Growth Fund	21,492,469	16,292,593
Polen Global Emerging Markets Growth Fund	6,442,109	6,302,144
Polen U.S. SMID Company Growth Fund	26,373,275	8,813,580
Polen Global SMID Company Growth Fund	9,692,166	375,376

4. Capital Share Transactions

For the year/period ended April 30, 2022 and the year/period ended 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year/Period Ended April 30, 2022		For the Year/Period Ended April 30, 2021
	Shares	Amount	Shares	Amount
Polen Growth Fund:
Institutional Class
Sales	67,661,874	$3,499,213,656	88,704,068	$3,762,003,005
Reinvestments	8,004,747	438,900,312	2,244,198	100,225,877
Redemption Fees*	—	—	—	155,310
Redemptions	(56,311,556)	(2,815,445,044)	(44,496,329)	(1,929,916,052)

Net increase	19,355,065	$1,122,668,924	46,451,937	$1,932,468,140

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

	For the Year/Period Ended April 30, 2022		For the Year/Period Ended April 30, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sales	3,996,362	$208,243,075	4,151,244	$167,863,596
Reinvestments	346,156	18,460,498	132,852	5,792,356
Redemption Fees*	—	—	—	10,148
Redemptions	(4,479,785)	(226,569,425)	(7,424,382)	(313,594,036)

Net increase/(decrease)	(137,267)	$134,148	(3,140,286)	$(139,927,936)

Total net increase	19,217,798	$1,122,803,072	43,311,651	$1,792,540,204

Polen Global Growth Fund:
Institutional Class
Sales	9,033,397	$232,242,374	13,639,436	$298,241,514
Reinvestments	592,234	16,167,995	—	—
Redemption Fees*	—	—	—	13,263
Redemptions	(6,929,990)	(173,670,375)	(4,941,724)	(111,950,892)

Net increase	2,695,641	$74,739,994	8,697,712	$186,303,885

Investor Class
Sales	388,887	$10,081,357	1,268,931	$28,421,325
Reinvestments	42,846	1,149,568	—	—
Redemption Fees*	—	—	—	815
Redemptions	(878,440)	(21,395,316)	(475,865)	(10,719,221)

Net increase/(decrease)	(446,707)	$(10,164,391)	793,066	$17,702,919

Total net increase	2,248,934	$64,575,603	9,490,778	$204,006,804

Polen International Growth Fund:
Institutional Class
Sales	10,204,310	$177,773,237	17,609,597	$290,982,649
Reinvestments	—	—	—	—
Redemption Fees*	—	—	—	8,153
Redemptions	(15,994,170)	(267,292,311)	(6,421,103)	(108,305,651)

Net increase/(decrease)	(5,789,860)	$(89,519,074)	11,188,494	$182,685,151

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

	For the Year/Period Ended April 30, 2022		For the Year/Period Ended April 30, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sales	93,421	$1,557,330	440,759	$7,391,223
Reinvestments	—	—	—	—
Redemption Fees*	—	—	—	63
Redemptions	(110,597)	(1,897,020)	(253,810)	(4,365,982)

Net increase/(decrease)	(17,176)	$(339,690)	186,949	$3,025,304

Total net increase/(decrease)	(5,807,036)	$(89,858,764)	11,375,443	$185,710,455

Polen U.S. Small Company Growth Fund:
Institutional Class
Sales	10,032,225	$194,623,182	4,094,430	$66,907,632
Reinvestments	316,607	6,800,723	5,592	91,651
Redemption Fees*	—	—	—	218
Redemptions	(7,291,905)	(123,972,043)	(957,388)	(15,372,223)

Net increase	3,056,927	$77,451,862	3,142,634	$51,627,278

Investor Class
Sales	253,849	$4,981,930	577,228	$9,035,724
Reinvestments	23,299	496,964	534	8,713
Redemption Fees*	—	—	—	15
Redemptions	(239,358)	(4,166,667)	(111,755)	(1,864,161)

Net increase	37,790	$1,312,227	466,007	$7,180,291

Class Y**
Sales	415,878	$8,429,491	—	$—
Reinvestments	10,837	232,885	—	—
Redemptions	(62,039)	(1,192,622)	—	—

Net increase	364,676	$7,469,754	—	$—

Total net increase	3,459,393	$86,233,843	3,608,641	$58,807,569

Polen International Small Company Growth Fund:
Institutional Class
Sales	842,197	$13,711,177	1,109,961	$16,792,761
Reinvestments	20,298	353,584	155	2,436
Redemptions	(634,091)	(8,871,082)	(17,385)	(278,012)

Net increase	228,404	$5,193,679	1,092,731	$16,517,185

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

	For the Year/Period Ended April 30, 2022		For the Year/Period Ended April 30, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sales	29,047	$472,183	120,169	$1,739,220
Reinvestments	509	8,801	10	151
Redemptions	(33,068)	(492,448)	(84,113)	(1,295,919)

Net increase/(decrease)	(3,512)	$(11,464)	36,066	$443,452

Total net increase	224,892	$5,182,215	1,128,797	$16,960,637

Polen Global Emerging Markets Growth Fund***:
Institutional Class
Sales	129,140	$1,117,831	2,421,719	$26,600,539
Reinvestments	—	—	—	—
Redemptions	(107,445)	(1,139,833)	(10,541)	(117,296)

Net increase/(decrease)	21,695	$(22,002)	2,411,178	$26,483,243

Polen U.S. SMID Company Growth Fund****:
Institutional Class
Sales	1,753,382	$18,584,667	1,091,996	$11,000,000
Reinvestments	18,536	222,248	—	—
Redemptions	(107,518)	(935,726)	—	—

Net increase	1,664,400	$17,871,189	1,091,996	$11,000,000

Polen Global SMID Company Growth Fund*****:
Institutional Class
Sales	1,157,585	$9,532,140
Reinvestments	—	—
Redemptions	—	—

Net increase	1,157,585	$9,532,140

Total net increase	1,157,585	$9,532,140

*

Effective September 1, 2020, the Funds’ redemption fee was eliminated. Prior to September 1, 2020, there was a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

**	The Polen U.S. Small Company Growth Fund’s Class Y commenced operations on June 1, 2021.
***	The Polen Global Emerging Markets Growth Fund’s Institutional Class commenced operations on October 16, 2020.
****	The Polen U.S. SMID Company Growth Fund’s Institutional Class commenced operations on April 1, 2021.
*****	The Polen Global SMID Company Growth Fund’s Institutional Class commenced operations on January 3, 2022.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2022

subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired, which are typically three years from the tax filings.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. These temporary differences are primarily due to differing treatments for late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Net assets were not affected by these adjustments.

The following permanent differences as of April 30, 2022, primarily attributed to reclassification of foreign currency, reclasses from capital gain to ordinary income, redesignation of distributions, write-off or reclassification of net operating losses and foreign capital gains taxes, were reclassified among the following accounts:

	Total Distributable Earnings	Paid-in-Capital
Polen Global Growth Fund	$2,278,776	$(2,278,776)
Polen International Growth Fund	210,264	(210,264)
Polen U.S. Small Company Growth Fund	1,016,083	(1,016,083)
Polen Global Emerging Markets Growth Fund	47,687	(47,687)
Polen Global SMID Company Growth Fund.	2,019	(2,019)

For the year ended April 30, 2022, there were no reclassifications for the Polen Growth Fund, Polen International Small Company Growth Fund and Polen U.S. SMID Company Growth Fund.

For the year ended April 30, 2022, the tax character of distributions paid by the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund , Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund were $63,759,030, $2,562,180, $0, $2,052,861, $38,889, $0, $222,248 and $0 of ordinary income dividends and $453,184,534, $15,561,387, $0, $5,713,004, $327,891, $0, $0 and $0 of long-term capital gains, respectively. For the year ended April 30, 2021, the tax character of distributions paid by the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund were $0, $0, $0, $0, $0, $0 and $0 of ordinary income dividends and $120,147,783, $0, $0, $100,891, $2,603, $0 and $0 of long-term capital gains, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
PolenGrowthFund	$—	$646,212,434	$1,817,182,641	$(53,649,226)
Polen Global Growth Fund	—	4,938,906	39,617,261	(275,393)
Polen International Growth Fund	(20,326,499)	—	11,475,545	(80,365)
Polen U.S. Small Company Growth Fund	—	—	(35,556,661)	(6,860,588)
Polen International Small Company Growth Fund	—	—	(3,216,318)	(2,214,530)
Polen Global Emerging Markets Growth Fund	(1,967,137)	—	(5,715,682)	(54,559)
Polen U.S. SMID Company Growth Fund	—	—	(8,395,948)	(176,363)
Polen Global SMID Company Growth Fund	(44,651)	—	(1,617,370)	—

POLEN GROWTH FUNDS

Notes to Financial Statements (Concluded)

April 30, 2022

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PolenGrowthFund	$7,796,818,434	$2,722,840,538	$(905,657,897)	$1,817,182,641
Polen Global Growth Fund	491,540,817	89,659,447	(50,042,186)	39,617,261
Polen International Growth Fund	261,656,657	45,250,293	(33,774,748)	11,475,545
Polen U.S. Small Company Growth Fund	162,576,280	12,201,134	(47,757,795)	(35,556,661)
Polen International Small Company Growth Fund	27,306,703	2,483,247	(5,699,565)	(3,216,318)
Polen Global Emerging Markets Growth Fund	23,311,941	1,690,961	(7,406,643)	(5,715,682)
Polen U.S. SMID Company Growth Fund	28,371,949	109,818	(8,505,766)	(8,395,948)
Polen Global SMID Company Growth Fund	9,272,139	35,927	(1,653,297)	(1,617,370)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2022. For the year ended April 30, 2022, the Funds deferred to May 1, 2022 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
PolenGrowthFund	$20,906,944	$32,742,282	$—
Polen Global Growth Fund	275,393	—	—
Polen International Growth Fund.	80,365	—	—
Polen U.S. Small Company Growth Fund	416,402	6,444,186	—
Polen International Small Company Growth Fund	21,261	1,418,624	774,645
Polen Global Emerging Markets Growth Fund	54,559	—	—
Polen U.S. SMID Company Growth Fund	60,309	116,054	—

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2022, the Funds’ capital loss carryforward, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:

	Capital Loss Carryforward
	Short-Term	Long-Term
Polen International Growth Fund	$20,326,499	$—
Polen Global Emerging Markets Growth Fund	1,711,711	255,426
Polen Global SMID Company Growth Fund	44,651	—

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

POLEN GROWTH FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund (eight of the funds constituting FundVantage Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund and Polen International Small Company Growth Fund	Statements of operations for the year ended April 30, 2022 and the statements of changes in net assets for each of the two years in the period ended April 30, 2022
Polen Global Emerging Markets Growth Fund

Statement of operations for the year ended April 30, 2022 and the statements of changes in net assets for the year ended April 30, 2022 and the period from October 16, 2020 (commencement of operations) through April 30, 2021

Polen U.S. SMID Company Growth Fund

Statement of operations for the year ended April 30, 2022 and the statements of changes in net assets for the year ended April 30, 2022 and the period from April 1, 2021 (commencement of operations) through April 30, 2021

Polen Global SMID Company Growth Fund	Statement of operations and the statement of changes in net assets for the period from January 3, 2022 (commencement of operations) through April 30, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 27, 2022

We have served as the auditor of one or more Polen Capital Management, LLC investment companies since 2011.

POLEN GROWTH FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the year ended April 30, 2022, the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund , Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund paid $63,759,030, $2,562,180, $0, $2,052,861, $38,889, $0, $222,248 and $0 of ordinary income dividends and $453,184,534, $15,561,387, $0, $5,713,004, $327,891, $0, $0 and $0 of long-term capital gains, respectively, to its shareholders

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund designated $838,810,209, $18,831,329, $0, $5,713,004, $327,891, $0, $0 and $0, respectively, as long-term capital gains distributions during the year ended April 30, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund designates 64.85%, 100.00%, 0.00%, 7.40%, 0.00%, 0.00%, 21.24% and 0.00%, respectively, of ordinary income distributions as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund is 56.01%, 66.12%, 0.00%, 7.43%, 0.00%, 0.00%, 21.24% and 0.00%, respectively.

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund, designates 100.00%, 100.00%, 0.00%, 100.00%, 100.00%, 0.00%, 100.00% and 0.00%, respectively, of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

POLEN GROWTH FUNDS

Statement Regarding Liquidity Risk Management Program

(Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Polen Funds, excluding the Polen Global SMID Company Growth Fund (each a “Fund” and collectively the “Funds”), met on December 1-2, 2021 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Funds, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Funds’ Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2021 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Funds’ portfolio holdings, a HLIM was not currently required for the Funds.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Funds’ strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Funds’ holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Funds’ reasonably anticipated trading size. The Funds have adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Funds’ shareholder ownership concentration and the fact that the shares of the Funds are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Funds to meet redemption expectations. In light of the Funds’ holdings, it was noted that the Funds maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Funds’ cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Funds do not currently have a borrowing or other credit funding arrangement.

POLEN GROWTH FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Considerations with Respect to the Approval of the New Investment Advisory Agreement for the Polen Global SMID Company Growth Fund

At an in-person meeting held on December 1-2, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new Investment Advisory Agreement between Polen Capital Management, LLC (“Polen” or the “Adviser”) and the Trust (the “Polen Agreement”) on behalf of the Polen Global SMID Company Growth Fund (the “Polen Fund”) for an initial two year period.

In determining whether to approve the Polen Agreement, the Trustees, including the Independent Trustees, considered information provided by Polen in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Polen 15(c) Response”) regarding (i) the services to be performed by Polen for the Polen Fund, (ii) the composition and qualifications of Polen’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Polen Fund, (iv) investment performance of the Polen Fund’s strategy (v) the financial condition of Polen, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Polen Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, and (ix) any litigation, investigation or administrative proceeding which may have a material impact on Polen’s ability to service the Polen Fund.

The Board considered additional information provided by representatives from Polen invited to participate in the Meeting regarding Polen’s history, performance, investment strategy, and compliance program. Representatives of Polen responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Polen Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Polen Fund and Polen, as provided by the terms of the Polen Agreement, including the advisory fees under the Polen Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services to be provided by Polen to the Polen Fund. The Trustees considered Polen’s personnel and the depth of Polen’s personnel who provide investment management services to the Polen Fund and their experience. Based on the Polen 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Polen are appropriate and consistent with the terms of the Polen Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Polen Fund is likely to benefit from the provision of those services, (iv) Polen has sufficient personnel, with the appropriate skills and experience, to serve the Polen Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the other series of the Trust currently advised by Polen and expected to be provided to the Polen Fund is likely to continue under the Polen Agreement.

POLEN GROWTH FUNDS

Other Information (Concluded)

(Unaudited)

The Board discussed Polen’s business continuity plan, and its ability to continue to manage the Polen Fund effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

With respect to the Polen Fund, the Trustees considered that the proposed strategy for the Polen Fund was new, and therefore did not have historical performance. The Trustees noted that, with respect to the Polen Fund, they received performance information of a separate account composite for the quarter-to-date period ended September 30, 2021 and performance information regarding other series of the Trust advised by Polen, each of which the Trustees indicated they believed to be representative of the Adviser’s performance in implementing certain types of strategies to be employed for the Polen Fund. The Trustees concluded that the performance information relating to the separate account composite and other series of the Trust advised by Polen was acceptable for purposes of its consideration of the Polen Agreement.

The Trustees also considered information regarding Polen’s proposed advisory fee and an analysis of the fees in relation to the delivery of services to the Polen Fund and any other ancillary benefit resulting from Polen’s relationship with the Polen Fund. The Trustees considered the fees that Polen charges to its separately managed accounts and evaluated the explanations provided by Polen as to differences in fees charged to the Polen Fund and separately managed accounts. The Trustees also noted that Polen had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Polen Fund and any other ancillary benefit resulting from Polen’s relationship with the Fund. The Trustees considered the fees that Polen charges to the other series of the Trust advised by Polen, and evaluated the explanations provided by Polen as to differences in fees charged to the Polen Fund, the other series of the Trust advised by Polen and similarly managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Polen Fund versus other funds in the Polen Fund’s Lipper category with $250 million or less in assets. The Trustees evaluated information provided by Polen indicating the proposed advisory fee for the Polen Fund is within the normal range of fees and expenses for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fees and services to be provided by Polen are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Polen Fund based on the information provided at the Meeting.

The Trustees considered the costs of the services provided by Polen, the compensation and benefits to be received by Polen in providing services to the Polen Fund, Polen’s projected profitability in the first year of operation of the Fund and certain additional information related to the financial condition of Polen. In addition, the Trustees considered any direct or indirect revenues anticipated to be received by affiliates of Polen.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Polen Fund is expected to grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Polen Fund increase because fixed expenses will be spread across a larger asset base. Because the Polen Fund had not yet commenced operations, and the Polen Fund had a fee cap in place, the Board concluded that economies of scale were not a necessary consideration at the present time.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the Polen Agreement for an initial two-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

POLEN GROWTH FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

POLEN GROWTH FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	32	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	32	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

POLEN GROWTH FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

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Investment Adviser

Polen Capital Management, LLC

1825 NW Corporate Blvd.

Suite 300

Boca Raton, FL 33431

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

POL-0422

Private Capital Management Value Fund

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Dear Fellow Shareholder:

The last six months have been volatile for equity markets, jolted by rising interest rates and stubbornly high inflation exacerbated by Russia’s invasion of Ukraine. We are pleased to report that the Fund has weathered this storm well on a relative basis, showing a roughly flat -0.16% return for the 12 months ending April 30, compared to the -16.87% loss experienced by the Fund’s Russell 2000® benchmark over the same period. Valuation discipline, strong stock specific performance and sound portfolio positioning have enabled this result. While we look forward to an eventual improvement in market conditions, we remain vigilant as the Fund navigates this significantly challenging financial market environment.

The war in Ukraine, increasing wages, supply chain disruptions, and higher cost-of-capital have collectively driven inflation to levels not seen since the 1970s. Bonds and equites have suffered in tandem, and stocks are off to their worst annual start in decades. However, in our view this is one of those times when the “market” and the Fund’s portfolio are two significantly different animals. For several years, market indices were driven by richly-valued growth stocks that seemed immune to price correction or fundamental vulnerability. Investment strategies that emphasized “innovation” over valuation not only flourished, they appeared durable and prescient. However, as we have so often said, gravity is not just a good idea – it is a fundamental law of nature. As business conditions changed, a valuation air pocket formed under many of these market leaders and significant retrenchments followed.

The Fund’s research approach begins with identifying businesses that our portfolio managers believe are trading at a material discount to their intrinsic worth. That said, one rarely finds a professional investor that admits to overpaying for a security – so it’s fair to ask what the Fund does that is different. Because our valuation analysis focuses on sustainable free cash flow, we don’t anticipate outcomes that we feel cannot be reasonably forecasted (in contrast to growth-oriented investors who may rely on “terminal value” analysis scenarios). While one can almost always articulate “reasons” that a cash burning emerging technology may inflect to vast profitability, such analysis is necessarily subject to enormous variability. Adverse outcomes can arise internally due to fundamental strategy missteps, or externally from competitors or changes in consumer tastes (including the advent of additional “disruptive” technologies), or simply from a shift in Wall Street’s willingness to bridge continuing operating losses with cheap capital.

In contrast, since the Fund’s process scrutinizes and prioritizes free cash flow generation, its portfolio investments are typically self-financing. Strong capital structures not only bring defensive characteristics, they also enable companies to capitalize on market dislocations rather than being disrupted by them. To wit, in markets like these we particularly value companies that maintain active stock repurchase plans, which to us indicate management teams and Boards that see their company’s stock as materially mispriced, and in our assessment, possess the balance sheet strength and liquidity to take advantage of the capital allocation opportunity. When management teams are not willing to opportunistically buy back shares, we look for the reason why. Broadly speaking, acceptable explanations typically fall into one of two categories: an in-process strategic opportunity or a demonstrable need to retain capital in order to fund internally-generated business development. Especially in dislocated markets such as these, we analyze a portfolio company’s capital allocation decisions in reference to whether they are likely to generate greater long-term shareholder value than share repurchases.

We have talked frequently about the Fund’s near-theological approach to value investing. Over the last five years there have been frustration points where the Fund struggled to keep up with a momentum driven market that seemed permanently disconnected from valuation norms. Experience, however, tells us that “bubbles” pop on their own timing, and most typically without clear warning (except in retrospect) of the impending value destruction. Nevertheless, we want to drive home the point that as investors, we are of the view that current market conditions are creating potential opportunities for long-term wealth creation for those who are positioned to ignore the market’s daily vicissitudes and turbulence.

Some context to our view is in order. It is fair to think of the market correction as having two stages. Inflation, war, tightening monetary policy and the realization that some market leaders were over-earning during the pandemic drove the first leg downward. More recently, and perhaps more significantly, Federal Reserve Chairman Jerome Powell has stated that the Fed will do whatever is necessary from a monetary policy standpoint to restore price stability – even if this policy threatens to bring about a recession. Taken at face value, Powell’s plan presents a challenge for financial assets, real estate markets and robust near-term economic growth. In addition, some concerns about the economic knock-on effects of the Fed’s policy approach are entirely warranted. Monetary policy is a very crude weapon against inflation. Few prospective employees will resign themselves to earning less simply because Chairman Powell has vowed to reverse inflation – some of which is clearly coming from wage growth. As a result, the Biden Administration finds itself in the predicament of a two-headed horse trying to run in opposite directions; on one-hand supporting unions and their quest for

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

higher wages, while on the other hand hoping that wage-push inflation does not become embedded in the economy. Supply chain disruptions will not magically resolve, nor will China’s COVID lockdowns end, solely because rates rise in the United States. That said, demand destruction is beginning to surface in the form of slowing new home sales and falling used car prices. Corporate management teams have also noticed the changing landscape with recent layoffs announced by Amazon and Netflix showing just how quickly the tide can turn.

We therefore see Chairman Powell as attempting to couple real action – higher short rates – with aggressive jawboning in an attempt to shock capital markets and protect/restore the Fed’s credibility as an inflation manager. It is an important gambit. With over $30 trillion dollars in debt, not to mention a Social Security system that will need to provide cost-of-living (COLA) adjustments to seniors, the U.S. government cannot afford either sustained inflation or persistently higher interest rates. This leads to a simple intuition – any broad slowdown is likely to be short-lived – just enough to reverse price pressures before the Fed pivots back to supportive monetary policy.

If you follow our logic, then it should be apparent why we think the current market offers such an excellent opportunity for stock selection and wealth creation. A relatively short, potentially violent correction generally leads to significant price dislocations. In fact, we are already beginning to see discounts that have been unavailable for years. While precise market forecasting is a “skill” we ascribe mostly to soothsayers, as value investors we always feel more comfortable and more confident about financial markets when people are panicking, valuations are falling, and volatility can produce compelling multi-year investment opportunities.

We appreciate your continued support.

Private Capital Management

Mutual Fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is a diversified fund, but nevertheless has invested a significant portion of its assets in the securities of a relatively smaller number of issuers, which may cause the Fund’s value to fluctuate more widely than some other diversified funds. As a result of the Fund’s investment approach and the relative price movements of certain Fund holdings, as of April 30, 2022 the Fund’s holdings profile reflected a portfolio concentration level normally associated with a non-diversified fund. This may result in the Fund exhibiting greater volatility and less liquidity than other diversified funds. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Class I shares of the Private Capital Management Value Fund vs. Russell 2000® and S&P 500® Indexes

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Class I	-0.16%	10.97%	9.39%	10.13%
Russell 2000® Index	-16.87%	6.73%	7.24%	10.06%
S&P 500® Index	0.21%	13.85%	13.66%	13.67%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
As stated in the current prospectus dated September 1, 2021, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 2.06% and 1.20%, respectively, of the Fund’s average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC (the “Adviser”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.20% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its early termination. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2021 through April 30, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Private Capital Management Value Fund
Class I
Actual	$1,000.00	$ 890.30	1.20%	$5.62
Hypothetical (5% return before expenses)	1,000.00	1,018.84	1.20%	6.01

*

Expenses are equal to an annualized expenses ratio for the six-month period ended April 30, 2022 of 1.20% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of (10.97)%.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Financials	31.5%	$11,171,295
Consumer Discretionary	20.5	7,262,888
Communication Services	12.9	4,572,069
Information Technology	10.7	3,791,959
Industrials	9.1	3,216,020
Health Care	6.3	2,216,766
Materials	2.9	1,036,816

Total Common Stocks	93.9	33,267,813

Warrants	0.0	13,686
Other Assets in Excess of Liabilities	6.1	2,152,827

NET ASSETS	100.0%	$35,434,326

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS — 93.9%
Communication Services — 12.9%
IMAX Corp. (Canada)*	54,030	$854,755
Perion Network Ltd. (Israel)*	72,275	1,523,557
QuinStreet, Inc.*	230,679	2,193,757

		4,572,069

Consumer Discretionary — 20.5%
Everi Holdings, Inc.*	53,351	926,173
Fiesta Restaurant Group, Inc.*	96,724	657,723
Lakeland Industries, Inc.*	72,183	1,167,921
Motorcar Parts of America, Inc.*	65,207	991,799
Stoneridge, Inc.*	29,613	583,672
Target Hospitality Corp.*	321,415	2,012,058
Visteon Corp.*	8,820	923,542

		7,262,888

Financials — 31.5%
Capstar Financial Holdings, Inc.	41,224	830,664
Community Financial Corp. (The)	10,350	423,729
Eastern Bankshares, Inc.	36,840	705,854
ECN Capital Corp. (Canada)	330,705	1,535,133
First Busey Corp.	30,894	694,188
First Northwest Bancorp	46,498	975,063
Jefferies Financial Group, Inc.	45,125	1,388,045
KKR & Co., Inc.	32,730	1,668,248
SmartFinancial, Inc.	30,814	755,559
StoneX Group, Inc.*	22,377	1,516,713
Synovus Financial Corp.	16,324	678,099

		11,171,295

Health Care — 6.3%
Lantheus Holdings, Inc.*	33,380	2,216,766

Industrials — 9.1%
AerSale Corp.*	34,540	500,139
Air Transport Services Group, Inc.*	51,838	1,622,530

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrials — (Continued)
Barrett Business Services, Inc.	9,800	$705,306
CRA International, Inc.	4,711	388,045

		3,216,020

Information Technology — 10.7%
Asure Software, Inc.*	170,842	1,035,302
Information Services Group, Inc	204,395	1,281,557
Powerfleet, Inc.*	266,730	704,167
Verint Systems, Inc.*	14,130	770,933

		3,791,959

Materials — 2.9%
Tronox Holdings PLC (United Kingdom), Class A	60,280	1,036,816

TOTAL COMMON STOCKS (Cost $22,098,347)		33,267,813

WARRANTS — 0.0%
KKR Acquisition Holdings I Corp., Strike Price @ $11.50, Expires 12/31/27*	19,675	13,686

TOTAL WARRANTS (Cost $20,695)		13,686

TOTAL INVESTMENTS - 93.9% (Cost $22,119,042)		33,281,499
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.1%		2,152,827

NET ASSETS - 100.0%		$35,434,326

*	Non-income producing.

PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2022

Assets
Investments, at value (Cost $22,119,042)	$33,281,499
Cash and cash equivalents	2,064,663
Receivables:
Investments sold	131,652
Dividends	510
Prepaid expenses and other assets	25,613

Total Assets	35,503,937

Liabilities
Payables:
Audit fees	29,074
Transfer agent fees	13,231
Administration and accounting fees	12,288
Custodian fees	4,333
Investment adviser	4,112
Capital shares redeemed	384
Accrued expenses	6,189

Total Liabilities	69,611

Net Assets	$35,434,326

Net Assets Consisted of:
Capital stock, $0.01 par value	$25,703
Paid-in capital	23,640,340
Total distributable earnings	11,768,283

Net Assets	$35,434,326

Class I Shares:
Net assets	$35,434,326

Shares outstanding	2,570,252

Net asset value, offering and redemption price per share	$13.79

The accompanying notes are an integral part of the financial statements.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2022

Investment income
Dividends	$2,534,827
Less: foreign taxes withheld	(157,275)

Total investment income	2,377,552

Expenses
Advisory fees (Note 2)	344,653
Administration and accounting fees (Note 2)	60,652
Registration and filing fees	45,817
Transfer agent fees (Note 2)	41,375
Legal fees	41,214
Trustees’ and officers’ fees (Note 2)	38,265
Audit fees	29,247
Shareholder reporting fees	25,302
Custodian fees (Note 2)	20,630
Other expenses	13,570

Total expenses before waivers and reimbursements	660,725

Less: waivers and reimbursements (Note 2)	(201,181)

Net expenses after waivers and reimbursements	459,544

Net investment income.	1,918,008

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	2,071,325
Net realized loss from foreign currency transactions	(7,264)
Net change in unrealized depreciation on investments	(4,054,259)
Net change in unrealized depreciation on foreign currency translations	(11)

Net realized and unrealized loss on investments	(1,990,209)

Net decrease in net assets resulting from operations	$(72,201)

The accompanying notes are an integral part of the financial statements.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$1,918,008	$(97,083)
Net realized gains from investments and foreign currency transactions	2,064,061	5,392,187
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(4,054,270)	12,445,706

Net increase/(decrease) in net assets resulting from operations	(72,201)	17,740,810

Less dividends and distributions to shareholders from:
Total distributable earnings:
Class I	(5,560,897)	(2,928,941)

Net decrease in net assets from dividends and distributions to shareholders	(5,560,897)	(2,928,941)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	7,410,034	(3,876,272)

Total increase in net assets	1,776,936	10,935,597

Net assets
Beginning of year	33,657,390	22,721,793

End of year	$35,434,326	$33,657,390

The accompanying notes are an integral part of the financial statements.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I

	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$15.65		$8.80	$15.75		$17.37	$16.63

Net investment income/(loss)(1)	0.79	(2)	(0.05)	(0.00	)(3)	(0.03)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.61)		8.52	(4.30)		1.10	1.01

Total from investment operations	0.18		8.47	(4.30)		1.07	0.97

Dividends and distributions to shareholders from:
Net investment income	(0.72)		—	—		—	—
Net realized capital gains	(1.34)		(1.62)	(2.65)		(2.69)	(0.23)

Total dividends and distributions to shareholders	(2.06)		(1.62)	(2.65)		(2.69)	(0.23)

Redemption fees	0.02		0.00 (3)	—		0.00 (3)	—

Net asset value, end of year	$13.79		$15.65	$8.80		$15.75	$17.37

Total investment return(4)	(0.16)%		101.74%	(32.15)%		8.33%	5.80%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$35,434		$33,657	$20,565		$42,982	$56,450
Ratio of expenses to average net assets.	1.20%		1.20%	1.16%		1.10%	1.07%
Ratio of expenses to average net assets without waivers and reimbursements(5)	1.73%		2.06%	1.83%		1.48%	1.38%
Ratio of net investment income/(loss) to average net assets	5.01	%(2)	(0.38)%	(0.02)%		(0.16)%	(0.22)%
Portfolio turnover rate	26%		20%	20%		20%	17%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Investment income/(loss) per share reflects special dividends received during the year which amounted to $0.42 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.34%.

(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2022

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is operating as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class C, Class I and Class R Shares. A 1.00% contingent deferred sales charge (“CDSC”) will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of initial purchase. As of April 30, 2022, the Class C shares and the Class R shares have not yet commenced operations. Effective July 31, 2020, Class A Shares were converted to Class I Shares and Class A Shares were concurrently terminated.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks*	$33,267,813	$33,267,813	$—	$—
Warrants	13,686	13,686	—	—

Total Assets	$33,281,499	$33,281,499	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

2. Transactions with Related Parties and Other Service Providers

Private Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.20% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2022, unless the Board of Trustees approves its earlier termination. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

As of April 30, 2022, the amount of potential recovery was as follows:

Expiration
04/30/2023	04/30/2024	04/30/2025	Total
$237,383	$220,991	$201,181	$659,555

For the year ended April 30, 2022, the Adviser earned advisory fees of $344,653 and waived fees of $201,181.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Effective December 7, 2021, Foreside Fund Officer Services LLC (“FFOS”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and FFOS are compensated for their services provided to the Trust. Through December 7, 2021, Alaric was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$13,798,803	$9,062,133

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2022

4. Capital Share Transactions

For the years ended April 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021
	Shares	Amount	Shares	Amount
Class A*
Sales	—	$—	1,015	$8,438
Reinvestments	—	—	—	—
Redemption Fees**	—	—	—	18
Redemptions	—	—	(67,536)	(655,702)
Converted to Class I Shares	—	—	(185,339)	(1,763,614)

Net decrease	—	$—	(251,860)	$(2,410,860)

Class I*
Sales	770,381	$12,784,613	407,146	$5,024,336
Reinvestments	348,754	5,557,984	243,066	2,928,941
Redemption Fees**	—	56,823	—	1,710
Redemptions	(699,594)	(10,989,386)	(1,017,553)	(11,184,013)
Converted from Class A Shares	—	—	180,329	1,763,614

Net increase/(decrease)	419,541	$7,410,034	(187,012)	$(1,465,412)

*	Class A Shares were converted into Class I Shares on July 31, 2020.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired, which are typically three years from the tax filings.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2022, there were reclassifications between components of total distributable earnings. These permanent differences were primarily attributable to reclasses from capital gain to ordinary income and sales of passive foreign investment companies. Net assets were not affected by these adjustments.

For the year ended April 30, 2022, the tax character of distributions paid by the Fund was $3,467,997 of ordinary income dividends and $2,092,900 of long-term capital gains dividends. For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $2,928,941 of long-term capital gains dividends.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2022

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$464,697	$881,525	$10,422,061

The differences between the book and tax basis components of distributable earnings relate primarily to wash sale loss deferrals, passive foreign investment companies and partnerships.

At April 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	$22,859,447

Unrealized Appreciation	12,878,415
Unrealized Depreciation	(2,456,354)

Net Unrealized Appreciation	$10,422,061

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2022, that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Private Capital Management Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Private Capital Management Value Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 27, 2022

We have served as the auditor of one or more Private Capital Management, LLC investment companies since 2011.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2022, the Fund paid $3,467,997 of ordinary income dividends and $2,092,900 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 68.32% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 9.25%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

The Fund designated $2,092,900 as long-term capital gains distributions during the year ended April 30, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	32	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	32	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

23

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Investment Adviser

Private Capital Management, LLC

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRI-0422

Quality Dividend Fund

of

FundVantage Trust

Class A

Class C

Institutional Class

ANNUAL REPORT

April 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Dear Shareholder,

During the fiscal year ended April 30, 2022, the Quality Dividend Fund (the “Fund”) Class A shares (without the sales charge) rose 5.25%, compared to an increase of 1.32% for the Russell 1000® Value Index (“Russell 1000”). Since inception on September 30, 2013, the Fund’s Class A shares (without the sales charge) have risen at an annualized rate of 8.66% versus 9.85% for the Russell 1000. The long anticipated Federal Reserve (Fed) balance sheet wind down and interest rate increases anticipated over the past six to nine months have begun. This, coupled with the conflict in Ukraine, has put the markets in an increasingly volatile state and caused a repricing of risk assets. As yields rise across fixed income markets in reaction to recent Fed policy moves aiming to control inflation, bond investors are faced with the dilemma of wider spreads and lower prices. For the year ended April 30, 2022, the Bloomberg US Aggregate Bond Total Return Index declined 8.51%, underperforming most US stock indices. The negative returns that many bond investors experienced in 2021 are repeating in 2022 and, if it continues, would mark the first consecutive years of negative bond market returns in decades. The last time the 10-year U.S. Treasury bond total return was negative for two consecutive years occurred in 1980 and 1981.

Confronted with the worst bond market in 40 years, investors searching for income in a negative interest rate environment are in a difficult position. In times like these, with rates still at the low end of historical averages, some investors may tend to reach for yield by going further out on the risk curve—in our opinion, not a prudent strategy from a risk/reward standpoint. We believe that a better option for income-seeking investors can be found among high quality dividend-paying stocks that have historically outperformed during periods of rising inflation. As a reminder, dividends have contributed 40% of the S&P 500® Index annual total return over the past 30 years.

The Fund fared well against both stocks and bonds for several reasons. Dividend-paying stocks, particularly those offering a higher yield, held up better than the overall stock market. In an environment where cash flows further into the future are repriced at a lower value, such as when interest rates rise rapidly, the “bird in hand” of current dividend income becomes more attractive. Relative to bonds, dividend-paying stocks have the advantage of being able to provide dividend growth that can help preserve purchasing power when inflation increases. With the ability to provide both a higher current yield along with dividend growth potential, high-quality dividend-paying stocks have become an especially attractive option for income-seeking investors, in our view.

Changes

We believe market turmoil creates investment opportunity and, as such, have taken advantage of recent volatility and stock price weakness to make changes to the portfolio. Similar to the first quarter of 2020 at the start of the COVID-19 pandemic, the Fund was repositioned with the assumption that any market correction may be temporary, the economy would eventually recover, and stock prices would rebound. In 2021 with the portfolio repositioned, despite a few minor adjustments, the Fund stayed the course for the most part. However, with the recent stock price correction in 2022, a number of companies that we closely follow reached our entry price target, compelling us to take profits and redeploy the proceeds among stocks that we believe present more attractive risk/reward characteristics. In addition, there were some rebalancing trades during the quarter as we trimmed exposure to Energy and Financials and increased exposure to Consumer Staples. We believe these adjustments should position the Fund well for the challenges of higher interest rates and slowing economic growth. During the last fiscal year, we removed Digital Realty Trust Inc. (DLR), NetApp Inc. (NTAP), United Parcel Service Inc. (UPS), Lockheed Martin Corp. (LMT), and two spin-offs, Kyndryl Holdings Inc. (KD) and Warner Brothers Discovery Inc. (WBD). Stocks that were added include VF Corp. (VFC), T. Rowe Price Group Inc. (TROW), Intel Corp. (INTC), Clorox Co. (CLX), Unilever Plc (UL) and health care spin-off Organon & Co. (OGN).

Distributions

The Fund has had four income distributions during the fiscal year. Class A shares distributed income of $0.101 per share on July 1, 2021; $0.082 per share on October 1, 2021; $0.107 per share on December 16, 2021; and $0.087 per share on April 1, 2022. Class C shares distributed income of $0.073 per share on July 1, 2021; $0.053 per share on October 1, 2021; and $0.057 per share on April 1, 2022. Class I shares distributed income of $0.110 per share on July 1, 2021; $0.091 per share on October 1, 2021; $0.141 per share on December 16, 2021; and $0.096 per share on April 1, 2022. There was a capital gain distribution of $0.242 per share on December 16, 2021.

1

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2022

(Unaudited)

Outlook

There is always noise within the market—ranging from faint to deafening—as a result of a variety of economic, environmental, and geopolitical events. Based on these noise levels, investors tend to make judgements on their appetite for risk. Right now, in our opinion, the noise is extremely loud driven by Fed rate increases in an effort to combat rising inflation and help orchestrate a soft landing for the economy in order to avoid a recession. This, coupled with the Ukrainian crisis, has many investors on edge. Our advice is to ignore the noise. While we follow a disciplined approach to portfolio management, we remain flexible and willing to make adjustments as facts and circumstances change and opportunities present themselves. Our investment process has been consistent—to keep it simple and straightforward, ignore the noise in the market, and focus on the long term prospects of our portfolio companies. While we cannot control the noise, we can control our investment process by focusing on quality companies with a strong balance sheet, solid cash flow, high return on invested capital, and a good dividend yield with consistent growth. We believe the outlook for dividend stocks should continue to be attractive and help to drown out the noise.

Sincerely,

Thomas P. Mulroy

Senior Portfolio Manager

Michael S. Scherer

Senior Portfolio Manager

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Mutual fund investing involves risk, including possible loss of principal. Although the Fund will invest primarily in income producing equities, the Fund cannot guarantee any particular level of distributions. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A fund pursuing a dividend oriented investment strategy may at times underperform other funds that invest more broadly or that have different investment styles.

The S&P 500® Index is an unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Morningstar Large Value Category consists of Funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow). The Russell 1000® Value Index consists of approximately 1,000 of the largest companies in the U.S. equity markets and measures how U.S. stocks in the equity value segment perform.

Foreign securities potentially entail special risks such as less liquid markets; political and economic instability; lax regulation; and adverse fluctuations in currency exchange rates.

Real estate investing is subject to special risks, including tenant default, declining occupancy rates, adverse changes in environmental and zoning regulations, and falling property values and rents due to deteriorating local or national economic conditions. REIT securities listed on a securities exchange may be subject to abrupt or erratic price movements because of interest rate changes and other factors. Non-listed REIT securities may lack sufficient liquidity to enable the Fund to sell them at an advantageous time or to minimize a loss.

2

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2022

(Unaudited)

Distributions from REITs may include a return of capital. A REIT that does not qualify as a REIT under the Internal Revenue Code (“IRC”) will pay taxes on its earnings, which will reduce the dividends paid by the REIT to the Fund Some REITs are highly leveraged, which may increase the risk of loss. MLPs are partnerships which are publicly traded and listed on a national securities exchange.

MLPs are interest rate sensitive investments that may trade in lower volumes and be subject to abrupt or erratic price movements and may involve less control by outside investors and potential conflicts of interest among an MLP and its general partner. The IRC treats distributions from an MLP as non-taxable return of capital until the value of the distributions exceeds a partner’s basis in partnership interests, at which point the distributions are taxable. MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which would reduce or eliminate an MLP’s tax deductions. MLPs primarily are engaged in energy and natural resource sectors, which makes them sensitive to negative developments in those sectors.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

3

QUALITY DIVIDEND FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Quality Dividend Fund Class A shares vs. Russell 1000® Value Index

Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2022†
	1 Year	3 Years	5 Years	Since Inception
Class A (with sales charge)	-0.78%	6.20%	7.31%	7.91%
Class A (without sales charge)	5.25%	8.30%	8.58%	8.66%
Russell 1000® Value Index	1.32%	9.58%	9.06%	9.85%*

Average Annual Total Returns for the Periods Ended April 30, 2022†
	1 Year	3 Years	5 Years	Since Inception
Class C (with CDSC charge)	3.39%	7.49%	7.75%	7.85%
Class C (without CDSC charge)	4.39%	7.49%	7.75%	7.85%
Russell 1000® Value Index	1.32%	9.58%	9.06%	9.75%*

†	The Quality Dividend Fund (“the Fund”) Class A shares commenced operations on September 30, 2013; Class C shares commenced operations on October 1, 2013.
*	Benchmark performance is from each Class respective inception date only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 201-5799.

4

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Continued)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in Quality Dividend Fund Institutional Class shares vs. Russell 1000® Value Index

Average Annual Total Returns for the Periods Ended April 30, 2022†
	1 Year	3 Years	5 Years	Since Inception
Institutional Class	5.48%	8.56%	8.85%	9.54%
Russell 1000® Value Index	1.32%	9.58%	9.06%	10.13	%*

†	The Quality Dividend Fund (“the Fund”) Institutional Class shares commenced operations on October 4, 2016.
*	Benchmark performance is from the inception date of Institutional Class shares and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 201-5799.

The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00% that may apply to Class C shares when shares are redeemed within 12 months after initial purchase.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2021, are 1.50% and 1.24%, respectively, for Class A shares, 2.25% and 1.99%, respectively, for Class C shares and 1.25% and 0.99%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. EquityCompass Investment Management, LLC (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2022, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total fees would be higher had such fees and expenses not been waived and/or reimbursed.

5

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Concluded)

April 30, 2022

(Unaudited)

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of all listed U.S. stocks. It is impossible to invest directly in an index.

Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. Master Limited Partnerships (“MLPs”) may fluctuate abruptly in value and be difficult to liquidate. Real Estate Investment Trusts (“REITs”) entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.

6

QUALITY DIVIDEND FUND

Fund Expense Disclosure

April 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2021 through April 30, 2022 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio*	Expenses Paid During Period
Quality Dividend Fund
Class A
Actual	$1,000.00	$1,019.30	1.24%	$6.21
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.24%	6.21
Class C
Actual	$1,000.00	$1,015.10	1.99%	$9.94
Hypothetical (5% return before expenses)	1,000.00	1,014.93	1.99%	9.94
Institutional Class
Actual	$1,000.00	$1,020.20	0.99%	$4.96
Hypothetical (5% return before expenses)	1,000.00	1,019.89	0.99%	4.96

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.24%, 1.99% and 0.99% for Class A, Class C and Institutional Class shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 1.93%,1.51% and 2.02% for Class A, Class C and Institutional Class shares, respectively.

7

QUALITY DIVIDEND FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil, Gas & Consumable Fuels	12.2%	$8,044,243
Household Products	8.9	5,849,829
Banks	8.9	5,827,288
Pharmaceuticals	8.8	5,811,274
Semiconductors & Semiconductor Equipment	6.7	4,418,006
Biotechnology	6.5	4,240,516
Diversified Telecommunication Services	6.2	4,066,762
Tobacco	4.1	2,712,000
Information Technology Services	4.0	2,631,376
Personal Products	4.0	2,595,417
Containers & Packaging	3.9	2,528,971
Electrical Equipment	3.8	2,501,233
Health Care Providers & Services.	3.8	2,485,875
Insurance	3.7	2,439,413
Industrial Conglomerates	3.5	2,307,808
Communications Equipment	3.3	2,169,765
Textiles, Apparel & Luxury Goods	3.2	2,131,896
Capital Markets	3.1	2,024,623
Entertainment	0.7	447,016

Total Common Stocks	99.3	65,233,311

Other Assets in Excess of Liabilities	0.7	463,881

NET ASSETS	100.0%	$65,697,192

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

QUALITY DIVIDEND FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS — 99.3%
Banks — 8.9%
JP Morgan Chase & Co.	16,219	$1,935,900
Truist Financial Corp.	38,230	1,848,420
US Bancorp	42,071	2,042,968

		5,827,288

Biotechnology — 6.5%
AbbVie, Inc.	16,517	2,426,017
Gilead Sciences, Inc.	30,578	1,814,499

		4,240,516

Capital Markets — 3.1%
T Rowe Price Group, Inc.	16,455	2,024,623

Communications Equipment — 3.3%
Cisco Systems, Inc.	44,299	2,169,765

Containers & Packaging — 3.9%
International Paper Co.	54,645	2,528,971

Diversified Telecommunication Services — 6.2%
AT&T, Inc.	101,811	1,920,155
Verizon Communications, Inc.	46,363	2,146,607

		4,066,762

Electrical Equipment — 3.8%
Emerson Electric Co.	27,736	2,501,233

Entertainment — 0.7%
Warner Bros Discovery, Inc.*	24,629	447,016

Health Care Providers & Services — 3.8%
Cardinal Health, Inc.	42,823	2,485,875

Household Products — 8.9%
Clorox Co. (The)	19,497	2,797,235
Kimberly-Clark Corp.	21,988	3,052,594

		5,849,829

Industrial Conglomerates — 3.5%
3M Co.	16,002	2,307,808

Information Technology Services — 4.0%
International Business Machines Corp.	19,903	2,631,376

Insurance — 3.7%
Prudential Financial, Inc.	22,481	2,439,413

	Number of Shares	Value
COMMON STOCKS — (Continued)
Oil, Gas & Consumable Fuels — 12.2%
Chevron Corp.	8,486	$1,329,502
Enbridge, Inc. (Canada)	67,593	2,949,758
Exxon Mobil Corp.	25,251	2,152,648
Valero Energy Corp.	14,463	1,612,335

		8,044,243

Personal Products — 4.0%
Unilever PLC, SP ADR (United Kingdom)	56,105	2,595,417

Pharmaceuticals — 8.8%
Merck & Co., Inc.	29,080	2,579,105
Organon & Co.	41,321	1,335,908
Pfizer, Inc.	38,644	1,896,261

		5,811,274

Semiconductors & Semiconductor Equipment — 6.7%
Intel Corp.	49,868	2,173,746
QUALCOMM, Inc.	16,066	2,244,260

		4,418,006

Textiles, Apparel & Luxury Goods — 3.2%
VF Corp.	40,998	2,131,896

Tobacco — 4.1%
Philip Morris International, Inc.	27,120	2,712,000

TOTAL COMMON STOCKS (Cost $56,863,444)		65,233,311

TOTAL INVESTMENTS - 99.3% (Cost $56,863,444)		65,233,311
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%		463,881

NET ASSETS - 100.0%		$65,697,192

* Non-income producing.
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

9

QUALITY DIVIDEND FUND

Statement of Assets and Liabilities

April 30, 2022

Assets
Investments, at value (Cost $56,863,444)	$65,233,311
Cash and cash equivalents	468,565
Receivables:
Capital shares sold	23,721
Dividends	120,049
Prepaid expenses and other assets	17,410

Total Assets	65,863,056

Liabilities
Payables:
Audit fees	32,130
Capital shares redeemed	31,388
Investment adviser	30,915
Transfer agent fees	29,591
Distribution fees (Class A and Class C)	16,572
Administration and accounting fees	11,721
Shareholder servicing fees	2,676
Accrued expenses	10,871

Total Liabilities	165,864

Net Assets	$65,697,192

Net Assets Consisted of:
Capital stock, $0.01 par value	$46,512
Paid-in capital	50,367,235
Total distributable earnings	15,283,445

Net Assets	$65,697,192

Class A Shares:
Net assets	$40,081,422

Shares outstanding	2,843,039

Net asset value, redemption price per share	$14.10

Maximum offering price per share (100/94.25 of $14.10)	$14.96

Class C Shares:
Net assets	$12,526,994

Shares outstanding	878,395

Net asset value, offering and redemption price per share	$14.26

Institutional Class Shares:
Net assets	$13,088,776

Shares outstanding	929,789

Net asset value, offering and redemption price per share	$14.08

The accompanying notes are an integral part of the financial statements.

10

QUALITY DIVIDEND FUND

Statement of Operations

For the Year Ended April 30, 2022

Investment income
Dividends	$2,440,799
Less: foreign taxes withheld	(25,568)

Total investment income	2,415,231

Expenses
Advisory fees (Note 2)	400,260
Distribution fees (Class C) (Note 2)	112,553
Distribution fees (Class A) (Note 2)	97,104
Transfer agent fees (Note 2)	88,243
Administration and accounting fees (Note 2)	59,257
Registration and filing fees	51,969
Legal fees	46,999
Trustees’ and officers’ fees (Note 2)	39,962
Shareholder servicing fees (Class C)	37,518
Audit fees	32,155
Shareholder reporting fees	25,771
Custodian fees (Note 2)	18,513
Other expenses	14,429

Total expenses before waivers and reimbursements	1,024,733

Less: waivers and reimbursements (Note 2)	(117,125)

Net expenses after waivers and reimbursements	907,608

Net investment income	1,507,623

Net realized and unrealized gain from investments:
Net realized gain from investments	7,747,274
Net realized loss from foreign currency transactions	(735)
Net change in unrealized depreciation on investments	(5,972,658)

Net realized and unrealized gain on investments	1,773,881

Net increase in net assets resulting from operations	$3,281,504

The accompanying notes are an integral part of the financial statements.

11

QUALITY DIVIDEND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income	$1,507,623	$1,785,033
Net realized gains from investments and foreign currency transactions	7,746,539	2,766,527
Net change in unrealized appreciation/(depreciation) on investments	(5,972,658)	14,484,108

Net increase in net assets resulting from operations	3,281,504	19,035,668

Less dividends and distributions to shareholders from:
Total distributable earnings:
Class A	(1,661,062)	(963,830)
Class C	(431,693)	(406,013)
Institutional Class	(601,592)	(346,454)

Net decrease in net assets from dividends and distributions to shareholders	(2,694,347)	(1,716,297)

Decrease in net assets derived from capital share transactions (Note 4)	(1,098,416)	(9,751,684)

Total increase/(decrease) in net assets	(511,259)	7,567,687

Net assets
Beginning of year	66,208,451	58,640,764

End of year	$65,697,192	$66,208,451

The accompanying notes are an integral part of the financial statements.

12

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$13.99	$10.47	$13.02	$12.29	$12.19

Net investment income(1)	0.34	0.37	0.34	0.33	0.29
Net realized and unrealized gain/(loss) on investments	0.39	3.51	(1.80)	1.36	0.16

Total from investment operations	0.73	3.88	(1.46)	1.69	0.45

Dividends and distributions to shareholders from:
Net investment income	(0.38)	(0.36)	(0.34)	(0.38)	(0.35)
Net realized capital gains	(0.24)	—	(0.74)	(0.58)	—
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions to shareholders	(0.62)	(0.36)	(1.09)	(0.96)	(0.35)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$14.10	$13.99	$10.47	$13.02	$12.29

Total investment return(3)	5.25%	37.87%	(12.46)%	14.66%	3.64%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$40,081	$37,392	$28,816	$40,283	$37,800
Ratio of expenses to average net assets.	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of expenses to average net assets without waivers and/or reimbursements(4)	1.42%	1.50%	1.36%	1.41%	1.32%
Ratio of net investment income to average net assets	2.38%	3.20%	2.74%	2.62%	2.32%
Portfolio turnover rate	32%	28%	38%	37%	51%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75% or any applicable sales charge. If reflected, the return would be lower.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

13

QUALITY DIVIDEND FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$14.07	$10.52	$13.07	$12.34	$12.24

Net investment income(1)	0.24	0.28	0.25	0.24	0.20
Net realized and unrealized gain/(loss) on investments	0.37	3.54	(1.80)	1.36	0.15

Total from investment operations	0.61	3.82	(1.55)	1.60	0.35

Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.27)	(0.25)	(0.29)	(0.25)
Net realized capital gains	(0.24)	—	(0.74)	(0.58)	—
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions to shareholders	(0.42)	(0.27)	(1.00)	(0.87)	(0.25)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$14.26	$14.07	$10.52	$13.07	$12.34

Total investment return(3)	4.39%	36.91%	(13.10)%	13.73%	2.84%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$12,527	$16,740	$19,255	$24,326	$23,728
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of expenses to average net assets without waivers and/or reimbursements(4)	2.17%	2.25%	2.11%	2.16%	2.06%
Ratio of net investment income to average net assets	1.63%	2.45%	1.99%	1.87%	1.57%
Portfolio turnover rate	32%	28%	38%	37%	51%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

14

QUALITY DIVIDEND FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$14.00	$10.47	$13.03	$12.30	$12.20

Net investment income(1)	0.38	0.40	0.37	0.36	0.32
Net realized and unrealized gain/(loss) on investments	0.38	3.52	(1.80)	1.36	0.16

Total from investment operations	0.76	3.92	(1.43)	1.72	0.48

Dividends and distributions to shareholders from:
Net investment income	(0.44)	(0.39)	(0.38)	(0.41)	(0.38)
Net realized capital gains	(0.24)	—	(0.74)	(0.58)	—
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions to shareholders	(0.68)	(0.39)	(1.13)	(0.99)	(0.38)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$14.08	$14.00	$10.47	$13.03	$12.30

Total investment return(3)	5.48%	38.31%	(12.29)%	14.94%	3.89%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$13,089	$12,076	$10,570	$10,562	$9,007
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets without waivers and/or reimbursements(4)	1.17%	1.25%	1.11%	1.17%	1.07%
Ratio of net investment income to average net assets	2.63%	3.45%	2.99%	2.87%	2.57%
Portfolio turnover rate	32%	28%	38%	37%	51%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

QUALITY DIVIDEND FUND

Notes to Financial Statements

April 30, 2022

1. Organization and Significant Accounting Policies

The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Institutional Class shares. Class A shares are subject to a front end sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A shares made within twelve months of purchase where: (i) $1 million or more of Class A shares was purchased without an initial sales charge, and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1.00% may apply to Class C shares when shares are redeemed within 12 months after initial purchase where the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Quality Dividend Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

16

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2022

The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/22	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities*	$65,233,311	$65,233,311	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

MLP Common Units — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less

17

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2022

maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to remaining assets of the MLP.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

2. Transactions with Related Parties and Other Service Providers

EquityCompass Investment Management, LLC (“EquityCompass” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2022, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2022, the amount of potential recovery was as follows:

Expiration
04/30/2023	04/30/2024	04/30/2025	Total
$84,774	$153,340	$117,125	$355,239

For the year ended April 30, 2022, the Adviser earned advisory fees of $400,260 and waived fees of $117,125.

18

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2022

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Effective December 7, 2021, Foreside Fund Officer Services LLC (“FFOS”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and FFOS are compensated for their services provided to the Trust. Through December 7, 2021, Alaric was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$21,096,023	$22,969,674

19

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2022

4. Capital Share Transactions

For the years ended April 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2022		April 30, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	390,273	$5,635,042	483,323	$5,793,051
Reinvestments	89,801	1,270,500	59,854	689,098
Redemption Fees*	—	794	—	399
Redemptions	(309,048)	(4,431,755)	(624,238)	(7,224,320)

Net increase/(decrease)	171,026	$2,474,581	(81,061)	$(741,772)

Class C
Sales	92,325	$1,347,872	107,721	$1,265,784
Reinvestments	25,852	369,207	28,907	328,596
Redemption Fees*	—	327	—	191
Redemptions	(429,797)	(6,246,797)	(777,469)	(9,059,573)

Net decrease	(311,620)	$(4,529,391)	(640,841)	$(7,465,002)

Institutional Class
Sales	174,185	$2,512,997	62,144	$772,174
Reinvestments	31,987	452,080	22,645	259,428
Redemption Fees*	—	267	—	128
Redemptions	(139,070)	(2,008,950)	(231,607)	(2,576,640)

Net increase/(decrease)	67,102	$956,394	(146,818)	$(1,544,910)

Total net decrease	(73,492)	$(1,098,416)	(868,720)	$(9,751,684)

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired, which are typically three years from the tax filings.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2022, there were reclassifications between components of total distributable earnings. These permanent differences were primarily attributable to reclasses from capital gain to ordinary income. Net

20

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2022

assets were not affected by these adjustments. For the year ended April 30, 2022, there were no permanent differences reclassified between distributable earnings and paid-in capital.

For the year ended April 30, 2022, the tax character of distributions paid by the Fund was 1,594,957 of ordinary income dividends and 1,099,390 of long-term capital gains dividends. For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $1,716,297 of ordinary income dividends.

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Temporary Differences
$419,106	$6,658,972	$8,209,870	$(4,503)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	$57,023,441

Unrealized Appreciation	10,656,427
Unrealized Depreciation	(2,446,557)

Net Unrealized Appreciation	$8,209,870

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2022, the Fund had no short-term capital loss deferrals, no long-term capital loss deferrals or ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

QUALITY DIVIDEND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of Quality Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Quality Dividend Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more EquityCompass Investment Management, LLC investment companies since 2014.

Philadelphia, Pennsylvania

June 24, 2022

22

QUALITY DIVIDEND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2022, the Fund paid $1,594,957 of ordinary income dividends and $1,099,390 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100.00%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

The Fund designated $7,307,312 as long-term capital gains distributions during the year ended April 30, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

23

QUALITY DIVIDEND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

24

QUALITY DIVIDEND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 201-5799.

25

QUALITY DIVIDEND FUND

Fund Management

(Unaudited)

FundVantage Trust (the ”Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 201-5799.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	32	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

26

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	32

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

27

QUALITY DIVIDEND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

28

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

EquityCompass Investment Management, LLC

One South Street

Baltimore, MD 21202

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

QUA-0422

Tran Capital Focused Fund

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TRAN CAPITAL FOCUSED FUND

Annual Investment Adviser’s Report

April 30, 2022

(Unaudited)

Dear Shareholders,

We hope you and your family are well. The first few months of 2022 experienced many unexpected challenges. Russia’s brutal invasion of Ukraine, persistent inflation, rising commodity and energy prices, and a sharp, hawkish revision in Federal Reserve monetary policy expectations all led to higher volatility and lower returns. Both equity and fixed income markets ended negative for the quarter, including the following benchmarks:

Index	Return (4 mo. 2022)

S&P 500	-12.92%

NASDAQ Composite	-21.00%

Russell 2000	-16.70%

Bloomberg U.S. Aggregate Bond Index	-9.50%

Bloomberg U.S. Corporate Bond Index	-12.73%

iShares 20+ Year Treasury Bond ETF	-19.05%

Source: Bloomberg

In this environment, the Tran Capital Focused Fund (I-Shares) returned -21.91% through the first four months of 2022 and returned -14.80% (I-Shares) for the 1-year ended April 2022. While these returns were disappointing, we believe that high-quality companies with robust earnings growth will lead to stock price appreciation over the long run. We also would like to highlight that we do not own the whole stock market; instead, we own a concentrated portfolio of companies that should continue to grow at an attractive rate despite lingering macro concerns.

There has been no shortage of things to worry about since the start of the year. Among the most dramatic was the sharp shift in the market’s expectation for the pacing and magnitude of Fed Funds Rate increases. As recently as fourth quarter 2021, the market expected the Fed to hike benchmark rates just once in all of 2022. Fast forward to today and market is pricing in eight additional rate hikes through the end of 2022, including double hikes in May and June. As economic conditions change, market expectations can adjust very quickly.

U.S. Fed Fund Futures Implied Policy Rate (October 2021 vs. April 2022): The market’s expectations for the Fed Funds Rate at yearend 2022 increased from 0.3% in October 2021 (right) to 2.9% as of April 29, 2022 (left), or an incremental 10 rate hikes following the 1st hike in Marchi

Federal Open Market Committee (FOMC) Member Dot Plot Projections for Yearend 2022: The median Fed Funds Rate projection shifted from no hikes in 2022 at the September 2021 meeting to 3 hikes at the December 2022 meetingii

1

TRAN CAPITAL FOCUSED FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2022

(Unaudited)

Not surprisingly, this environment has led to negative investor sentiment. But could this swing in expectations be an overreaction? Could the initial interest rate increases, coupled with potentially peaking inflation trends be enough to moderate inflation?

Only time will tell.

From a fundamental perspective, we believe that a combination of healthy consumer savings, strengthening employment trends, growing corporate earnings, and negative investor sentiment may provide a recipe for compelling appreciation over the intermediate-to-long term. More importantly, we are seeing our investments take advantage of the stock market pullback by continuing to invest in their products and services, make acquisitions, and, in many cases, increase their stock buyback programs. We’d like to offer some points for discussion.

The U.S. consumer makes up approximately two-thirds of GDP. U.S. employment trends are strong with over one million new jobs in the first quarter, bringing down the unemployment rate to 3.6% (bottom left).iii This is remarkable. U.S. households have accumulated excess savings over $2.6 trillion over the past two years.iv Further, corporate profits continue to be healthy. Our portfolio companies are responding to increased costs by raising prices and improving productivity. The bottom right chart from Evercore ISI plots GDP growth against S&P earnings growth.v This chart suggests that the market is unlikely to decline significantly if earnings growth continues. We agree with this logic.

2

TRAN CAPITAL FOCUSED FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2022

(Unaudited)

While we can devote more time discussing various macroeconomic concerns, we think it is critically important to remember that we do not own the whole market. Rather, we invest in a collection of best ideas; companies whose growth prospects we feel will continue despite this period of uncertainty. For instance, Palo Alto Network’s cyber security solutions are not only critical but may have grown to be even more important in the aftermath of Russia’s invasion of Ukraine. Elsewhere, investments in cloud computing continue at a strong pace, benefiting Microsoft and Amazon’s cloud offerings. Lastly, our healthcare services companies, such as Danaher and Catalent, continue to provide much needed testing, supplies, and vaccines for economic activity to resume following two years of a pandemic.

While many of these core holdings continue to have attractive outlooks, we are nonetheless always looking for new high-quality companies to improve our portfolio. This is especially true during times of high market volatility. Over the past year, we added several new names to the portfolio, including Lithia Motors (LAD) in 2Q21, Clarivate (CLVT) in 3Q21, Signature Bank (SBNY) and Block (formerly Square, SQ) in 4Q21, Scotts Miracle-Gro (SMG) and Baker Hughes (BKR) in 1Q22, and Affiliated Managers Group (AMG) in 2Q22. To fund these new investments, we sold Lululemon Athletica (LULU) in 2Q21, Progressive (PGR) and Twitter (TWTR) in 3Q21, Fiserv (FISV) in 4Q21, PayPal (PYPL) in 1Q22, and Intuit (INTU) in 2Q22.

Portfolio Positioning

Looking across our portfolio, we have positioned the portfolio in the following categories:

Rising Rate Beneficiaries

While the core theses for our investments are based on the ability to execute growth plans, we also evaluate whether our portfolio companies face headwinds or tailwinds from various macro factors. Rising interest rates was a significant factor that we were anticipated throughout 2021. We believe that several of our portfolio companies will benefit from the current rising interest rate environment. These include, Wells Fargo (WFC), SVB Financial Group (SIVB), Signature Bank (SBNY), and AerCap (AER). Wells Fargo, SVB Financial, and Signature Bank should see expanding net interest margin and growing interest income as rates rebase higher, benefiting interest earned from loans and their securities portfolios. With strong cost controls, we believe this will lead to an expansion in profitability, returns on equity, and earnings power.

Healthcare Services

We believe our healthcare services companies will see continued growth and perhaps a sustained step-up in demand for their services due to recent events. Specifically, Catalent (CTLT), Danaher (DHR), and IQVIA (IQV) benefit from the manufacturing of vaccines, demand for COVID and flu testing, and the need for clinical trials to support the rollout of vaccines and therapies. These factors were not part of our original underwriting of these investments and have strengthen our assessment of their growth prospects as these companies have actively taken COVID-tailwinds and reinvested for future growth. Meanwhile, Clarivate (CLVT) provides databases that catalogue and index scientific research along with competitive intelligence tools used by academia and research organizations of pharma and biotech companies during the scientific discovery process. While early-stage biopharma funding has slowed from peak levels in 2020 and 2021, companies are reporting to be well funded and R&D pipelines and backlogs are strong, which should provide many years of strong demand for these healthcare holdings.

Digital Transformation

We have several technology investments that provide services and solutions that enable businesses to safely embrace digital transformation, whether through day-to-day processes or full IT stacks. These include Microsoft (MSFT), Alphabet (GOOGL), Amazon (AMZN), Palo Alto Networks (PANW), Salesforce.com (CRM), and NVIDIA (NVDA). The increase in interest rate expectations has cut valuation multiples across the whole technology sector – admittedly more so than we had anticipated even for our growth-at-a-reasonable-price portfolio. Despite the recent drawdown, we believe the growth prospects for our holdings remain unchanged. Given strong earnings and free cash flow profiles of these companies, we believe they remain attractive holdings for the years ahead.

3

TRAN CAPITAL FOCUSED FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2022

(Unaudited)

Transitional & Clean Fuel

We believe the transition away from fossil fuels will create opportunities in transitional energy and green technology. In autos, we’ve held a position in Aptiv (APTV) since 2015, which has seen sustained above-industry growth rates due to its position as a leading provider of equipment and components that enable electric vehicles and active safety/autonomous driving. Disruption is complex and can take time before being realized. For instance, the first electric automobile was developed in 1890-91 by William Morrison of Des Moines, Iowa. Today, plug-in hybrid and battery electric vehicles make up about 8% of global new car sales and is projected to account for roughly 1/3 by 2030.vi We also added Baker Hughes (BKR), an oil services company that will benefit from the need for energy independence resulting from Russia’s invasion of Ukraine. We believe that energy transition will take decades and Baker Hughes (BKR) is positioned well to enable this transition. Baker Hughes offers oilfield services and equipment along with turbomachinery and process solutions. Most notably, Baker Hughes is a key player enabling liquified natural gas (LNG) and enjoys a lion’s share of the market for LNG turbomachinery that should play a critical role in helping transition energy reliance to cleaner, less carbon-intensive sources. We believe that we are at the beginning of an energy investment upcycle and that Baker Hughes’ revenue growth and profit margins will benefit for many years to come.

Re-Opening Beneficiaries

Over the past year and a half, we’ve added investments that we believe will benefit as the world continues to reopen. These include, Disney (DIS), Southwest Airlines (LUV), AerCap (AER), and Block (SQ). All these companies have attractive long-term growth prospects, but we also feel that they are particularly well positioned as the U.S. and other countries reopen and recover from COVID-19.

Looking Forward

Rising interest rates may increase the cost of capital for corporations in general, but we believe higher rates are also appropriate as the economy recovers from the COVID-induced shutdown. We’ve positioned our portfolio to benefit from these rising rates as several of our portfolio companies will likely earn more interest income with higher rates. By owning a portfolio of growing companies that provide essential services and products in the marketplace with strong competitive moats and fundamentals, we believe that our investments can potentially gain share and outgrow the market, even during these turbulent times. Over time, we believe that market participants will refocus on fundamentals and earnings growth will again be the primary driver of stock price appreciation. Thank you for your trust and interest in our strategy. If you have any questions, please contact us at (415) 461-3800.

Sincerely,

Quoc K. Tran	Michael Im	Eric A. Winterhalter
Chairman & CIO	Co-Portfolio Manager &	President
Director of Research

4

TRAN CAPITAL FOCUSED FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2022

(Unaudited)

All opinions and data included in this commentary are as of April 30, 2022, unless otherwise noted, and are subject to change without notice. The opinions and views expressed herein are of Tran Capital Management, L.P. (TCM) and are not intended to be seen as fact, a forecast of future events, or a guarantee of future results. The information in this publication has been developed internally and/or obtained from sources believed to be reliable, but the accuracy or completeness of this information cannot be guaranteed. This publication is provided for informational purposes only and does not constitute a solicitation, investment advice or recommendation for any particular investment product or strategy. Economic forecasts and estimated data reflect subjective judgments and assumptions, and unexpected events may occur. Therefore, there can be no assurance that developments will transpire as may be forecasted in this publication. This information should not be used as the sole basis to make any investment decision. No investment strategy can assure a profit or protect against loss. Past performance is not a guarantee or indication of future performance. Current and future portfolio holdings are subject to change and risk. The S&P 500® Index is not available for direct investment. Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested. All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Tran Capital Focused Fund is distributed by Foreside Funds Distributors LLC, Berwyn, PA

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

i Bloomberg

ii Bloomberg

iii Federal Reserve Bank of St. Louis

iv Source: Moody’s Analytics, January 2022

v Evercore ISI, April 2022

vi Evercore ISI, Autos 2022 Outlook, January 4, 2022

5

TRAN CAPITAL FOCUSED FUND

Annual Report

Performance Data

April 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Tran Capital Focused Fund ’s Class A Shares

vs. Russell 3000® Index and S&P 500® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $9,500.

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Class A (with sales charge)	-19.30%	9.66%	11.36%	10.32%
Class A (without sales charge)	-15.09%	11.56%	12.51%	10.89%
Russell 3000® Index	-3.11%	13.11%	13.01%	13.29%
S&P 500® Index	0.23%	13.86%	13.67%	13.67%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2021, the Fund’s “Total Annual Fund Operating Expenses” are 1.82% and 1.57%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.10% and 0.85% for Class A and Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Tran Capital Management (“the Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses,“ and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2022, unless the Board of Trustees of FundVantage Trust (”the Trust“) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

6

TRAN CAPITAL FOCUSED FUND

Annual Report

Performance Data (Concluded)

April 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (Class I investment minimum) in Tran Capital Focused Fund’s Class I Shares vs. Russell 3000® Index and S&P 500® Index

Average Annual Total Returns for the Years Ended April 30, 2022
	1 Year	3 Years	5 Years	10 Years
Class I	-14.80%	11.89%	12.81%	11.17%
Russell 3000® Index	-3.11%	13.11%	13.01%	13.29%
S&P 500® Index	0.23%	13.86%	13.67%	13.67%

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund evaluates its performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

7

TRAN CAPITAL FOCUSED FUND

Fund Expense Disclosure

April 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2021 through April 30, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Tran Capital Focused Fund
Class A
Actual	$1,000.00	$ 771.90	1.10%	$4.83
Hypothetical (5% return before expenses)	1,000.00	1,019.34	1.10%	5.51
Class I
Actual	$1,000.00	$ 773.80	0.85%	$3.74
Hypothetical (5% return before expenses)	1,000.00	1,020.58	0.85%	4.26

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2022 of 1.10% and 0.85% for Class A and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of (22.81)% and (22.62)% for Class A and Class I shares, respectively.

8

TRAN CAPITAL FOCUSED FUND

Portfolio Holdings Summary Table

April 30, 2022

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	26.2%	$12,568,365
Financial	17.2	8,261,023
Communications	16.0	7,691,679
Technology	13.0	6,214,051
Consumer, Cyclical	12.4	5,964,407
Industrial	10.0	4,808,496
Basic Materials	2.5	1,193,326
Energy	2.2	1,038,208

Total Common Stocks	99.5	47,739,555

Other Assets in Excess of Liabilities	0.5	263,622

NET ASSETS	100.0%	$48,003,177

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

TRAN CAPITAL FOCUSED FUND

Portfolio of Investments

April 30, 2022

	Number of Shares	Value
COMMON STOCKS — 99.5%
Basic Materials — 2.5%
Sherwin-Williams Co. (The)	4,340	$1,193,326
Communications — 16.0%
Alphabet, Inc., Class A*	1,150	2,624,518
Amazon.com, Inc.*	941	2,338,978
Palo Alto Networks, Inc.*	3,977	2,232,211
Walt Disney Co. (The)*	4,443	495,972

		7,691,679

Consumer, Cyclical — 12.4%
Aptiv PLC*	17,223	1,832,527
Lithia Motors, Inc.	6,602	1,869,225
Scotts Miracle-Gro Co. (The)	9,300	966,549
Southwest Airlines Co.*	27,742	1,296,106

		5,964,407

Consumer, Non-cyclical — 26.2%
Block, Inc.*	15,948	1,587,464
Catalent, Inc.*	13,644	1,235,601
Clarivate PLC*	157,080	2,463,014
Danaher Corp.	7,939	1,993,721
Halozyme Therapeutics, Inc.*	73,344	2,926,425
IQVIA Holdings, Inc.*	10,836	2,362,140

		12,568,365

Energy — 2.2%
Baker Hughes Co.	33,469	1,038,208

Financial — 17.2%
AerCap Holdings NV*	31,498	1,471,272
Affiliated Managers Group, Inc.	8,258	1,036,957

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Signature Bank	6,305	$1,527,386
SVB Financial Group*	3,505	1,709,178
Wells Fargo & Co.	57,672	2,516,230

		8,261,023

Industrial — 10.0%
Ball Corp.	27,033	2,193,998
Martin Marietta Materials, Inc.	7,381	2,614,498

		4,808,496

Technology — 13.0%
Microsoft Corp.	12,230	3,394,070
NVIDIA Corp.	4,377	811,802
salesforce, Inc.*	11,414	2,008,179

		6,214,051

TOTAL COMMON STOCKS (Cost $40,338,883)		47,739,555

TOTAL INVESTMENTS - 99.5% (Cost $40,338,883)		47,739,555

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		263,622

NET ASSETS - 100.0%		$48,003,177

*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

10

TRAN CAPITAL FOCUSED FUND

Statement of Assets and Liabilities

April 30, 2022

Assets
Investments, at value (Cost $40,338,883)	$47,739,555
Receivables:
Investments sold	3,428,856
Capital shares sold	3,253
Dividends	3,531
Investment adviser	7,344
Prepaid expenses and other assets	10,505

Total Assets	51,193,044

Liabilities
Due to custodian	1,844,269
Payables:
Capital shares redeemed	1,266,716
Administration and accounting fees	11,677
Distribution fees (Class A Shares)	5,268
Accrued expenses	61,937

Total Liabilities	3,189,867

Net Assets	$48,003,177

Net Assets Consisted of:
Capital stock, $0.01 par value	$70,218
Paid-in capital	36,665,311
Total distributable earnings	11,267,648

Net Assets	$48,003,177

Class A Shares:
Net assets	$21,824,870

Shares outstanding	3,350,036

Net asset value, redemption price per share	$6.51

Maximum offering price per share (100/95.00 of $6.51)	$6.85

Class I Shares:
Net assets	$26,178,307

Shares outstanding	3,671,774

Net asset value, offering and redemption price per share	$7.13

The accompanying notes are an integral part of the financial statements.

11

TRAN CAPITAL FOCUSED FUND

Statement of Operations

For the Year Ended April 30, 2022

Investment income
Dividends	$159,500

Total investment income	159,500

Expenses
Advisory fees (Note 2)	529,497
Transfer agent fees (Note 2)	102,425
Legal fees	79,215
Distribution fees (Class A) (Note 2)	77,437
Administration and accounting fees (Note 2)	59,597
Trustees’ and officers’ fees (Note 2)	44,793
Registration and filing fees	43,042
Shareholder reporting fees	31,783
Audit fees	29,247
Custodian fees (Note 2)	21,499
Other expenses	17,248

Total expenses before waivers and reimbursements	1,035,783

Less: waivers and reimbursements (Note 2)	(428,844)

Net expenses after waivers and reimbursements	606,939

Net investment loss	(447,439)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	7,188,241
Net realized loss from written options(a)	(49,527)
Net change in unrealized depreciation on investments	(15,561,212)
Net change in unrealized depreciation on written options(a)	(15,749)

Net realized and unrealized loss on investments	(8,438,247)

Net decrease in net assets resulting from operations	$(8,885,686)

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

12

TRAN CAPITAL FOCUSED FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(447,439)	$(220,070)
Net realized gains from investments and written options	7,138,714	9,801,546
Net change in unrealized appreciation/(depreciation) on investments and written options	(15,576,961)	13,854,343

Net increase/(decrease) in net assets resulting from operations	(8,885,686)	23,435,819

Less dividends and distributions to shareholders from:
Total distributable earnings:
Class A	(6,137,474)	(3,745,777)
Class I	(5,609,287)	(2,781,018)

Net decrease in net assets from dividends and distributions to shareholders	(11,746,761)	(6,526,795)

Increase in net assets derived from capital share transactions (Note 4)	6,277,947	5,009,261

Total increase/(decrease) in net assets	(14,354,500)	21,918,285

Net assets
Beginning of year	62,357,677	40,439,392

End of year	$48,003,177	$62,357,677

The accompanying notes are an integral part of the financial statements.

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TRAN CAPITAL FOCUSED FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$9.39	$6.74	$7.73	$8.60	$9.54

Net investment income/(loss)(1)	(0.07)	(0.04)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.92)	3.85	0.27	0.79	1.40

Total from investment operations	(0.99)	3.81	0.24	0.77	1.36

Dividends and distributions to shareholders from:
Net realized capital gains	(1.89)	(1.16)	(1.23)	(1.64)	(2.30)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$6.51	$9.39	$6.74	$7.73	$8.60

Total investment return(3)	(15.09)%	60.14%	2.11%	12.62%	15.26%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$21,825	$33,768	$22,395	$17,375	$20,580
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.14%
Ratio of expenses to average net assets without waivers and reimbursements(4)	1.78%	1.82%	1.94%	1.69%	1.65%
Ratio of net investment loss to average net assets	(0.84)%	(0.56)%	(0.43)%	(0.23)%	(0.38)%
Portfolio turnover rate	38%	66%	58%	51%	50%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

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TRAN CAPITAL FOCUSED FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$10.09	$7.16	$8.12	$8.93	$9.80

Net investment income/(loss)(1)	(0.06)	(0.03)	(0.01)	0.00 (2)	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.01)	4.12	0.28	0.83	1.44

Total from investment operations	(1.07)	4.09	0.27	0.83	1.43

Dividends and distributions to shareholders from:
Net realized capital gains	(1.89)	(1.16)	(1.23)	(1.64)	(2.30)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$7.13	$10.09	$7.16	$8.12	$8.93

Total investment return(3)	(14.80)%	60.55%	2.40%	12.85%	15.59%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$26,178	$28,590	$18,045	$23,167	$41,982
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.89%
Ratio of expenses to average net assets without waivers and reimbursements(4)	1.54%	1.58%	1.68%	1.44%	1.41%
Ratio of net investment income/(loss) to average net assets	(0.59)%	(0.31)%	(0.16)%	0.02%	(0.14)%
Portfolio turnover rate	38%	66%	58%	51%	50%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

TRAN CAPITAL FOCUSED FUND

Notes to Financial Statements

April 30, 2022

1. Organization and Significant Accounting Policies

The Tran Capital Focused Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A and Class I shares. Class A shares are sold subject to a front-end sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation – The Tran Capital Focused Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

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TRAN CAPITAL FOCUSED FUND

Notes to Financial Statements (Continued)

April 30, 2022

The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/22	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities*	$47,739,555	$47,739,555	$—	$—

Total Assets	$47,739,555	$47,739,555	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder service fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

17

TRAN CAPITAL FOCUSED FUND

Notes to Financial Statements (Continued)

April 30, 2022

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of April 30, 2022, the Fund had no written options.

For the year ended April 30, 2022, the Fund’s quarterly average number of contracts and volume of proceeds from written options were 6 and $12,762, respectively.

18

TRAN CAPITAL FOCUSED FUND

Notes to Financial Statements (Continued)

April 30, 2022

2. Transactions with Related Parties and Other Service Providers

Tran Capital Management (the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses ” and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2022, unless the Board of Trustees of the Trust approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

For the year ended April 30, 2022, the Adviser earned advisory fees of $529,497 and waived fees of $428,844.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Effective December 7, 2021, Foreside Fund Officer Services LLC (“FFOS”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and FFOS are compensated for their services provided to the Trust. Through December 7, 2021, Alaric was compensated for their services provided to the Trust.

19

TRAN CAPITAL FOCUSED FUND

Notes to Financial Statements (Continued)

April 30, 2022

3. Investment in Securities

For the year ended April 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$22,856,981	$27,924,716

4. Capital Share Transactions

For the years ended April 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2022		For the Year Ended April 30, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	258,317	$2,219,390	728,919	$5,976,251
Reinvestments	514,455	4,321,424	374,745	2,911,770
Redemption Fees*	—	651	—	3,686
Redemptions	(1,020,274)	(8,177,402)	(829,306)	(6,635,492)

Net increase/(decrease)	(247,502)	$(1,635,937)	274,358	$2,256,215

Class I
Sales	826,771	$7,561,661	399,363	$3,510,789
Reinvestments	561,254	5,152,308	302,654	2,524,139
Redemption Fees*	—	554	—	2,911
Redemptions	(550,967)	(4,800,639)	(387,932)	(3,284,793)

Net increase	837,058	$7,913,884	314,085	$2,753,046

Total net increase	589,556	$6,277,947	588,443	$5,009,261

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired, which are typically three years from the tax filings.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2022, these adjustments were to decrease total distributable earnings by

20

TRAN CAPITAL FOCUSED FUND

Notes to Financial Statements (Concluded)

April 30, 2022

$174,838 and increase paid-in capital by $174,838. These permanent differences were primarily attributable to straddle loss deferrals. Net assets were not affected by these adjustments.

For the year ended April 30, 2022, the tax character of distributions paid by the Fund was $129,697 of ordinary income dividends, and $11,617,064 of long-term capital gains dividends. For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $6,526,795 of long-term capital gains dividends.

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$4,058,988	$7,348,399	$(139,739)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund was as follows:

Federal Tax Cost	$40,391,156

Unrealized Appreciation	12,004,303
Unrealized Depreciation	(4,655,904)

Net Unrealized Appreciation	$7,348,399

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

The Trust’s Board of Trustees has approved an Agreement and Plan of Reorganization that provides for the reorganization (“Reorganization”) of the Fund into Cromwell Tran Sustainable Focus Fund (the “Successor Fund”), a series of Total Fund Solution. If approved by the Fund’s shareholders, it is anticipated that the Reorganization will take place during the third calendar quarter of 2022, at which time your investment in the Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Successor Fund. The Reorganization is expected to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Successor Fund without realizing any gain or loss for federal tax purposes.

21

TRAN CAPITAL FOCUSED FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Tran Capital Focused Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tran Capital Focused Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 27, 2022

We have served as the auditor of one or more Tran Capital Management investment companies since 2008.

22

TRAN CAPITAL FOCUSED FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2022, the Fund paid $129,697 of ordinary income dividends, and $12,099,602 of long-term capital gain dividends to its shareholders, of which $482,538 is from the utilization of equalization debits. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100.00%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

The Fund designated $12,099,602, as long-term capital gains distributions during the year ended April 30, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

23

TRAN CAPITAL FOCUSED FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

24

TRAN CAPITAL FOCUSED FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

25

TRAN CAPITAL FOCUSED FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	32	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

26

TRAN CAPITAL FOCUSED FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	32	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

27

TRAN CAPITAL FOCUSED FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

28

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Investment Adviser

Tran Capital Management

1000 Fourth Street

Suite 800

San Rafael, CA 94901

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LAT-0422

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $411,067 for the fiscal year ending April 30, 2022 and $372,242 for the fiscal year ending April 30, 2021, as follows:

	Fiscal Year Ending April 30, 2022	Fiscal Year Ending April 30, 2021
PricewaterhouseCoopers LLP	$346,757	$310,992
Ernst & Young LLP	$64,310	$61,250
Aggregate Fees	$411,067	$372,242

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending April 30, 2022 and $0 for the fiscal year ending April 30, 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,897 for the fiscal year ending April 30, 2022 and $18,619 for the fiscal year ending April 30, 2021, as follows:

	Fiscal Year Ending April 30, 2022	Fiscal Year Ending April 30, 2021
PricewaterhouseCoopers LLP	$6,699	$ 1,650
Ernst & Young LLP	$198	$ 16,969
Aggregate Fees	$6,897	$ 18,619

These fees were for (a) Passive Foreign Investment Company (PFIC) database tax services and (b) India tax compliance services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending April 30, 2022 and $0 for the fiscal year ending April 30, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the

Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,697 for the fiscal year ending April 30, 2022 and $19,064 for the fiscal year ending April 30, 2021, as follows:

	Fiscal Year Ending April 30, 2022	Fiscal Year Ending April 30, 2021
PricewaterhouseCoopers LLP	$2,499	$2,095
Ernst & Young LLP	$198	$16,969
Aggregate Fees	$2,697	$19,064

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 6, 2022

By (Signature and Title)*	/s/ T. Richard Keyes
T. Richard Keyes, Treasurer and
Chief Financial Officer
(principal financial officer)

Date July 6, 2022

* Print the name and title of each signing officer under his or her signature.